AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT FINANCIAL STATEMENTS

AND

AMERICAN NATIONAL INSURANCE COMPANY CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
American National Insurance Company and
Policyholders of American National Variable Life Separate Account

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets for each of the subaccounts of American National Variable Life Separate Account (the "Account") listed in Appendix A, as of December 31, 2021, the related statements of operations, the statements of changes in net assets, the financial highlights for each of the periods presented in Appendix A and the related notes. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts comprising the Account as of December 31, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the three years or periods ended December 31, 2019 were audited by other auditors whose report, dated April 20, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on the Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the Account's fund managers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Houston, Texas April 15, 2022

We have served as the auditor of American National Variable Life Separate Account since 2020.

American National Variable Life Separate Account Appendix A

Subaccount

Statement of Net

Statements of Operations for

Statements Of Changes in Net

 Assets as of the Assets for the Financial Highlights for the
Alger Balanced Portfolio - Class 1-2 December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Alger Capital Appreciation Portfolio - Class I-2 December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Alger Growth & Income Portfolio - Class 1-2 December 31. 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Alger Large Cap Growth Portfolio - Class 1-2 December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Alger Mid Cap Growth Portfolio - Class 1-2 December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Alger Small Cap Growth Portfolio - Class 1-2 December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Federated Hermes Fund for U.S. Government Securities II December 31. 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Federated Hermes High Income Bond Fund II - Primary Shares December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Federated Hennes Kaufmann Fund II - Primary Shares December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Federated Hermes Managed Volatility Fund II - Primary Shares December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Federated Hermes Quality Bond Fund II - Primary Shares December 31. 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Fidelity VIP Asset Manager Growth Portfolio - initial Class December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Fidelity VIP Asset Manager Portfolio - Initial Class December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Fidelity VIP Balanced Portfolio - Initial Class December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Fidelity VIP Contrafund Portfolio - initial Class December 31. 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Fidelity VIP Contrafund Port-folio - Service Class 2 December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Fidelity VIP Equity-Income Portfolio - initial Class December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Fidelity VIP Equity-Income Portfolio - Service Class 2 December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Fidelity VIP Government Money Market Portfolio - Initial Class December 31. 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Fidelity VTP Government Money Market Portfolio - Service Class 2 December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Fidelity VIP Growth - Initial Class December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Fidelity VIP Growth and Income - Initial Class December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Fidelity VIP Growth and Income - Service Class 2 December 31. 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Fidelity VIP Growth Opportunities Portfolio - Initial Class December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Fidelity VIP Growth Opportunities Portfolio- Service Class 2 December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Fidelity VIP High Income - Initial Class December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Fidelity VIP Index 500 Portfolio - Initial Class December 31. 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Fidelity VIP Index 500 Portfolio - Service Class 2 December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Fidelity VIP Investment Grade Bond Portfolio - Initial Class December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2 December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Fidelity VIP Mid Cap Portfolio - initial Class December 31. 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Fidelity VTP Mid Cap Portfolio - Service Class 2 December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Fidelity VIP Overseas Portfolio - Initial Class December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Fidelity VIP Value Portfolio - Service Class 2 December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Fidelity VIP Value Strategics - Service Class 2 December 31. 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021

Invesco V.I. Discovery Mid Cap Growth Fund

December 31, 2021

Year Ended December 31, 2021 Year ended December 31, 2021 and Period from April 30, 2020* lo December 31, 2020 Year ended December 31, 2021 and Period from April 30, 2020* to December 31, 2020
Invesco V.I. Diversified Dividend Fund - Series I December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Invesco V.I. Health Care Fund - Series I December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Invesco V.I. Global Real Estate Fund - Series I December 31. 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021

Period from January I, 2021 to Period from January I, 2021 to April 30, 2021# and Year ended December Period from January I, 2021 to April 30, 2021# and Year ended December
Invesco V.I. Managed Volatility Fund - Series I  April 30, 2021# 3 I, 2020 3 I, 2020

Invesco V.I. Mid Cap Growth Fund - Series I   Period from January I, 2020 to April 30, 2020# Period from January I, 2020 to April 30, 2020#

Invesco V.I. Equity and Income Fund
December 31, 2021 Period from April 30, 2021 * to December 31, 2021 Period from April 30, 2021* to December 31, 2021 Period from April 30, 2021* to December 31, 2021
Invesco V.I. Small Cap Equity Fund- Series I December 31. 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
Invesco V.I. Technology Fund - Series I December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
MFS Core Equity Portfolio - Initial Class December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
MFS Growth Series - Initial Class December 31, 2021 Year Ended December JI, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
MFS Investors Trust Series - Initial Class December 31. 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
MFS Research Series - Initial Class December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
T. Rowe Price Equity Income Portfolio December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
T. Rowe Price International Stock Portfolio December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
T. Rowe Price Limited-Term Bond Portfolio December 31. 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
T. Rowe Price Mid-Cap Growth Portfolio December 31, 2021 Year Ended December 31, 2021 Two Years Ended December 31, 2021 Two Years Ended December 31, 2021
* Date represents commencement of operations.
# Date represents liquidation of operations

Alger Capital
Alger Balanced Portfolio Appreciation Portfolio Alger Growth & Income Alger Large Cap Growth Alger Mid Cap Growth Class 1-2  Class 1-2  Portfolio Class 1-2  Portfolio Class 1-2  Portfolio Class 1-2

ASSETS
Investments, at fair value $ 2,395  $ 9,140  $ 2,031  $ 4,253 $ 5,789
Total assets $ 2,395  $ 9,140  $ 2,031  $ 4,253 $ 5,789

NET ASSETS
Accumulation units $ 2,395  $ 9,140  $ 2,031  $ 4,253 $ 5,789
Total net assets $ 2,395  $ 9,140  $ 2,031  $ 4,253 $ 5,789

Units Outstanding  749,844   1,047,609   467,913   725,923  1,049,232

FUND SHARE INFORMATION
Number of shares  122,260   96,891   68,786   52,449  261,007

Cost of investment $ 1,946  $ 8,405  $ 1,499  $ 3,833 $ 6,349

UNIT VALUE
Lowest $ 3.19  $ 8.72  $ 4.34  $ 5.86 $ 5.52

Highest $ 3.19  $ 8.72  $ 4.34  $ 5.86 $ 5.52

American National Variable Life Separate Account Statements of Operations
Year ended December 31, 2021

Alger Balanced Portfolio Class 1-2

Alger Capital Appreciation Portfolio Class 1-2

Alger Growth & Income Alger Large Cap Growth Portfolio Class 1-2  Portfolio Class 1-2

Alger Mid Cap Growth Portfolio Class 1-2

NET INVESTMENT INCOME/(LOSS)
Dividends  19 $  $ 21 $  $
Mortality and expense charge  (3)  (32)  (4)  (6)  (13)
Net investment income/(loss) $ 16 $ (32) $ 17 $ (6) $ (13)
NET REALIZED AND UNREALIZED GAJNS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)  113  2,309  233  1,249  2,516
Change in unrealized gains/(losses)  283  (802)  250  (775)  (2,233)
Net realized and change in unrealized gains/(losses) on investments  396  1,507  483  474  283
Increase/(decrease) in net assets from operations $ 412 $ 1,475 $ 500 $ 468 $ 270

See accompanying notes to the financial statements

Federated Hermes Fund Federated Hermes High  Federated Hermes  Federated Hermes Alger Small Cap Growth for U.S Government  Income Bond Fund II - Kaufmann Fund II - Managed Volatility
Portfolio Class 1-2 Securities II Primary Shares Primary Shares Fund II - Primary Shares
ASSETS
Investments, at fair value $ 3,337  $ 290  $ 1,178  $ 1,270 $ 588
Total assets $ 3,337  $ 290  $ 1,178  $ 1,270 $ 588

NET ASSETS
Accumulation units $ 3,337  $ 290  $ 1,178  $ 1,270 $ 588
Total net assets $ 3,337  $ 290  $ 1,178  $ 1,270 $ 588

Units Outstanding  467,213   I 92,825   334,789   23 I ,778  203,027

FUND SHARE INFORMATION
Number of shares $ 119,696  $ 27,122  $ 184,348  $ 52,250 $ 45,553
Cost of investment $ 3,878  $ 293  $ 1,143  $ 999 $ 486

UNIT VALUE
Lowest $ 7.14  $ 1.51  $ 3.52  $ 5.48 $ 2.89

Highest $ 7.14  $ 1.51  $ 3.52  $ 5.48 $ 2.89

American National Variable Life Separate Account Statements of Operations
Year ended December 31, 2021

Alger Small Cap Growth Portfolio Class 1-2

Federated Hermes Fund for U.S Government Securities II

Federated Hermes High Income Bond Fund II - Primary Shares

Federated Hermes Kaufmann Fund II - Primary Shares

Federated Hermes Managed Volatility
Fund II - Primary Shares

NET INVESTMENT INCOME/(LOSS)
Dividends $  $ 6 $ 54 $  $ 9
Mortality and expense charge  (8)    (4)  (6)  (I)
Net investment income/(loss) $ (8) $ 6 $ 50 $ (6) $ 8
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)  1,784    (7)  126  17
Change in unrealized gains/(losses)  (1,986)  (10)  9  (93)  65
Net realized and change in unrealized gains/(losses) on investments  (202)  (10)  2  33  82
Increase/(decrease) in net assets from operations $ (210) $ (4) $ 52 $ 27 $ 90

See accompanying notes to the financial statements

 Federated Hermes Quality Bond Fund II - Primary Shares  Fidelity VIP Asset Manager Growth Portfolio Initial Class  Fidelity VIP Asset Manager Portfolio Initial Class
Fidelity VIP Balanced Portfolio Initial Class
Fidelity VIP Contrafund Portfolio Initial Class
ASSETS
Investments, at fair value s 263
$ 1,118
$ 941
$ 1,966
$ 21,435
Total assets $ 263  $ 1,118  $ 941 $ 1,966 $ 21,435

NET ASSETS
Accumulation units $ 263  $ 1,118  $ 941 $ 1,966 $ 21,435
Total net assets $ 263  $ 1,118  $ 941 $ 1,966 $ 21,435

Units Outstanding 147,464  310,155  241,098 482,217 2,051,450

FUND SHARE INFORMATION
Number of shares 23,386  45,859  51,342 77,747 394,395

Cost of investment $ 262  $ 779  $ 787 $ 1,391 $ 13,055

UNIT VALUE
Lowest $ 1.79  $ 3.19  $ 2.91 $ 3.87 $ 8.60

Highest $ 1.79  $ 46.61  $ 4.71 $ 61.94 $ 168.55

American National Variable Life Separate Account Statements of Operations
Year ended December 31, 2021

 Federated Hermes Quality Bond Fund II - Primary Shares Fidelity VIP Asset Manager Growth Portfolio Initial Class Fidelity VIP Asset Manager Portfolio Initial Class
Fidelity VIP Balanced Portfolio Initial Class
Fidelity VIP Contrafund Portfolio Initial Class
NET INVESTMENT INCOME/(LOSS)
Dividends $ 7 $ 15 $ 15 $ 18 $ 12
Mortality and expense charge (I) (13) (9) (21) (222)
Net investment income/(loss) $ 6 $ 2 $ 6 $ (3) $ (210)
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses) 3 103 15 172 3,494
Change in unrealized gains/(losses) (13) 31 57 119 1,339
Net realized and change in unrealized gains/(losses) on investments (10) 134 72 291 4,833
Increase/(decrease) in net assets from operations $ (4) $ 136 $ 78 $ 288 $ 4,623

See accompanying notes to the financial statements

Fidelity VIP Contrafund Portfolio Service Class 2 Fidelity VIP Equity- Income Portfolio Initial Class Fidelity VIP Equity- Income Portfolio Service Class 2 Fidelity VIP Government Money Market Portfolio Initial Class Fidelity VIP Government Money Market Portfolio Service Class 2
ASSETS
Investments, at fair value s
26,124
$
5,802
$
1,547
$
7,836
$
4,260
Total assets $ 26,124  $ 5,802  $ 1,547 $ 7,836 $ 4,260

NET ASSETS
Accumulation units $ 26,124  $ 5,802  $ 1,547 $ 7,836 $ 4,260
Total net assets $ 26,124  $ 5,802  $ 1,547 $ 7,836 $ 4,260

Units Outstanding  3,570,836   96 I ,767   466,685  6,348,151  4,309,328

FUND SHARE INFORMATION
Number of shares  497,513   221,873   61,216  7,836,306  4,260,183

Cost of investment $ 18,956  $ 4,939  $ 1,357 $ 7,836 $ 4,263

UNIT VALUE
Lowest $ 7.32  $ 4.27  $ 3.31 $ 1.14 $ 0.99

Highest $ 7.32  $ 95.78  $ 3.31 $ 1.52 $ 0.99

American National Variable Life Separate Account Statements of Operations
Year ended December 31, 2021

Fidelity VIP Contrafund Portfolio Service Class 2 Fidelity VIP Equity- Income Portfolio Initial Class Fidelity VIP Equity- Income Portfolio Service Class 2 Fidelity VIP Government Money Market Portfolio Initial Class Fidelity VIP Government Money Market Portfolio Service Class 2
NET INVESTMENT INCOME/(LOSS)
Dividends $ 6 $ 106 $ 24 $ I $
Mortality and expense charge  (69)  (61)  (7)  (90)  (6)
Net investment income/(loss) $ (63) $ 45 $ 17 $ (89) $ (6)
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)  4,629  830  268
Change in unrealized gains/(losses)  1,154  320  31
Net realized and change in unrealized gains/(losses) on investments  5,783  1,150  299
Increase/(decrease) in net assets from operations $ 5,720 $ 1,195 $ 316 $ (89) $ (6)

Fidelity VIP Growth Initial Class
Fidelity VIP Growth and Income Initial Class
Fidelity VIP Growth and Income Service Class 2 Fidelity VIP Growth Opportunities Portfolio Initial Class Fidelity VIP Growth Opportunities Portfolio Service Class 2
ASSETS
Investments, at fair value s
29,873
$
1,461
$
1,016
$
7,030
$
5,986
Total assets $ 29,873  $ 1,461  $ 1,016 $ 7,030 $ 5,986

NET ASSETS
Accumulation units $ 29,873  $ 1,461  $ 1,016 $ 7,030 $ 5,986
Total net assets $ 29,873  $ 1,461  $ 1,016 $ 7,030 $ 5,986

Units Outstanding  3,355,133   369,068   255,316  977,928  684,375

FUND SHARE INFORMATION
Number of shares  291,640   55,705   39,973  88,705  77,125

Cost of investment $ 18,847  $ 1,043  $ 853 $ 3,462 $ 3,907

UNIT VALUE
Lowest $ 7.01  $ 3.59  $ 3.98 $ 5.81 $ 8.75

Highest $ 235.42  $ 4.03  $ 3.98 $ 138.00 $ 8.75

American National Variable Life Separate Account Statements of Operations
Year ended December 31, 2021

Fidelity VIP Growth Initial Class

Fidelity VIP Growth and Fidelity VIP Growth and Income Initial Class  Income Service Class 2

Fidelity VIP Growth Opportunities Portfolio Initial Class

Fidelity VIP Growth Opportunities Portfolio Service Class 2

NET INVESTMENT INCOME/(LOSS)
Dividends $  $ 33 $ 21 $  $
Mortality and expense charge  (312)  (17)  (5)  (87)  (8)
Net investment income/(loss) $ (312) $ 16 $ 16 $ (87) $ (8)
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)  7,626  113  131  1,547  907
Change in unrealized gains/(losses)  (1,765)  169  59  (718)  (296)
Net realized and change in unrealized gains/(losses) on investments  5,861  282  190  829  611
Increase/(decrease) in net assets from operations $ 5,549 $ 298 $ 206 $ 742 $ 603

Fidelity VIP High Income Initial Class
Fidelity VIP Index 500 Portfolio Initial Class
Fidelity VIP Index 500 Portfolio Service Class 2 Fidelity VIP Investment Grade Bond Portfolio Initial Class Fidelity VIP Investment Grade Bond Portfolio Service Class 2
ASSETS
Investments, at fair value s
693
$
32,121
$
19,318
$
830
$
518
Total assets $ 693  $ 32,121  $ 19,318 $ 830 $ 518

NET ASSETS
Accumulation units $ 693  $ 32,121  $ 19,318 $ 830 $ 518
Total net assets $ 693  $ 32,121  $ 19,318 $ 830 $ 518

Units Outstanding  289,174   4,507,887   3,697,837  314,328  294,180

FUND SHARE INFORMATION
Number of shares  132,056   68,595   41,817  62,160  39,939

Cost of investment $ 716  $ 11,989  $ 12,663 $ 807 $ 517

UNIT VALUE
Lowest $ 2.08  $ 5.45  $ 5.22 $ 2.27 $ 1.76

Highest $ 23.74  $ 744.63  $ 5.22 $ 29.78 $ 1.76

American National Variable Life Separate Account Statements of Operations
Year ended December 31, 2021

Fidelity VIP High Income Initial Class
Fidelity VIP Index 500 Portfolio Initial Class
Fidelity VIP Index 500 Portfolio Service Class 2 Fidelity VIP Investment Grade Bond Portfolio Initial Class Fidelity VIP Investment Grade Bond Portfolio Service Class 2
NET INVESTMENT INCOME/(LOSS)
Dividends $ 37 $ 370 $ 183 $ 17 $ 9
Mortality and expense charge  (8)  (328)  (39)  (9)  (2)
Net investment income/(loss) $ 29 $ 42 $ 144 $ 8 $ 7
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)  (9)  2,059  2,086  31  22
Change in unrealized gains/(losses)    4,979  2,069  (55)  (36)
Net realized and change in unrealized gains/(losses) on investments  (8)  7,038  4,155  (24)  (14)
Increase/(decrease) in net assets from operations $ 21 $ 7,080 $ 4,299 $ (16) $ (7)

Fidelity VIP Mid Cap Portfolio Initial Class Fidelity VIP Mid Cap Portfolio Service Class 2 Fidelity VIP Overseas Portfolio Initial Class Fidelity VIP Value Portfolio Service Class 2 Fidelity VIP Value Strategies Service Class 2
ASSETS
Investments, at fair value $ 17,610  $ 35,403  $ l,932 $ 549 $ 1,036
Total assets $ 17,610  $ 35,403  $ 1,932 $ 549 $ 1,036

NET ASSETS
Accumulation units $ 17,610  $ 35,403  $ 1,932 $ 549 $ 1,036
Total net assets $ 17,610  $ 35,403  $ 1,932 $ 549 $ 1,036

Units Outstanding  1,581,107   4,890,2 I 8   524,988  153,665  255,135

FUND SHARE INFORMATION
Number of shares  427,727   898,789   65,984  30,601  62,474

Cost of investment $ 14,706  $ 30,417  $ 1,317 $ 512 $ 837

UNIT VALUE
Lowest $ 10.68  $ 7.24  $ 3.03 $ 3.57 $ 4.06

Highest $ 133.36  $ 7.24  $ 57.66 $ 3.57 $ 4.06

American National Variable Life Separate Account Statements of Operations
Year ended December 31, 2021

Fidelity VIP Mid Cap Portfolio Initial Class Fidelity VIP Mid Cap Portfolio Service Class 2 Fidelity VIP Overseas Portfolio Initial Class Fidelity VIP Value Portfolio Service Class 2 Fidelity VIP Value Strategies Service Class 2
NET INVESTMENT INCOME/(LOSS)
Dividends $ 102 $ 122 $ 10 $ 8 $ 12
Mortality and expense charge  (199)  (92)  (20)  (3)  (4)
Net investment income/(loss) $ (97) $ 30 $ (10) $ 5 $ 8
NET REALIZED AND UNREALIZED CAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)  3,429  6,857  264  117  102
Change in unrealized gains/(losses)  272  373  58  8  146
Net realized and change in unrealized gains/(losses) on investments  3,701  7,230  322  125  248 lncrease/(decrease) in net assets from operations $ 3,604 $ 7,260 $ 312 $ 130 $ 256

See accompanying notes to the financial statements

Invesco V.I. Discovery Invesco V.I. Diversified Invesco V.I. Equity and Invesco V.I. Health Care Invesco V.I. Global Real Mid Cap Growth Fund*  Dividend Fund Series I  Income Fund**  Fund Series I  Estate Fund Series I

ASSETS
Investments, at fair value $ 191 $ 602 $ 2,205 $ 1,336 $ 3,220
Total assets $ 191 $ 602 $ 2,205 $ 1,336 $ 3,220

NET ASSETS
Accumulation units $ 191 $ 602 $ 2,205 $ 1,336 $ 3,220
Total net assets $ 191 $ 602 $ 2,205 $ 1,336 $ 3,220

Units Outstanding  5,176  8,672  701,590  300,804  657,171

FUND SHARE INFORMATION
Number of shares  1,670  20,181  106,589  39,469  178,987
Cost of investment $ 130 $ 532 $ 2,150 $ 1,152 $ 2,933

UNIT VALUE
Lowest $ 36.98 $ 69.39 $ 3.14 $ 4.44 $ 4.90
Highest $ 36.98 $ 69.39 $ 3.14 $ 4.44 $ 4.90

American National Variable Life Separate Account Statements of Operations
Year ended December 31, 2021

Invesco V.I. Discovery Mid Cap Growth Fund*

Invesco V.I. Diversified Dividend Fund Series I

Invesco V.I. Equity and Income Fund*

Invesco V.I. Health Care Invesco V.I. Global Real Fund Series I  Estate Fund Series I

NET INVESTMENT INCOME/(LOSS)
Dividends $  $ 12 $ 40 $ 3 $ 82
Mortality and expense charge    (I)  (4)  (2)  (8)
Net investment income/(loss) $  $ 11 $ 36 $ I $ 74
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses) $ 21 $ 8 $ 26 $ 217 $ (II)
Change in unrealized gains/(losses)  JO  68  55  (68)  601
Net realized and change in unrealized gains/(losses) on investments  31  76  81  149  590
Increase/(decrease) in net assets from operations $ 31 $ 87 $ 117 $ 150 $ 664

* Formerly named Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund.
**This fund was opened on April 30, 2021.
See accompanying notes to the financial statements

Invesco V.I. Managed Volatility Fund Series I* Invesco V.I. Small Cap
Equity Fund Series I Invesco V.I. Technology
Fund Series I MFS Core Equity Portfolio Initial Class MFS Growth Series Initial Class
ASSETS
Investments, at fair value $ $ 778  $ l,830 $ 349 $ 1,732
Total assets $ $ 778  $ 1,830 $ 349 $ 1,732

NET ASSETS
Accumulation units $  778   1,830  349  1,732
Total net assets $ - $ 778  $ 1,830 $ 349 $ 1,732

Units Outstanding   I 84,932   407,475  5,708  232,905

FUND SHARE INFORMATION
Number of shares   33,140   48,047  10,795  21,825

Cost of investment $ $ 643  $ 1,487 $ 263  1,344

UNIT VALUE
Lowest $ $ 4.21  $ 4.49 $ 61.14 $ 7.44

Highest $ $ 4.21  $ 4.49 $ 61.14 $ 7.44

American National Variable Life Separate Account Statements of Operations
Year ended December 31, 2021

Invesco V.I. Managed Volatility Fund Series I*

Invesco V.I. Small Cap Equity Fund Series I

Invesco V.I. Technology Fund Series I

MFS Core Equity Portfolio Initial Class

MFS Growth Series Initial Class

NET INVESTMENT INCOME/(LOSS)
Dividends $ 43 $ I $  $ 2 $
Mortality and expense charge  (2)  (3)  (6)    (3)
Net investment income/(loss) $ 41 $ (2) $ (6) $ 2 $ (3)
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses) $ 119  102  405  37  324
Change in unrealized gains/(losses)  (5)  38  (166)  39  II
Net realized and change in unrealized gains/(losses) on investments  114  140  239  76  335
Increase/(decrease) in net assets from operations $ 155 $ 138 $ 233 $ 78 $ 332

*The fund merged with Invesco V.I. Equity & Income on April 30, 2021.

See accompanying notes to the financial statements

MFS Investor Trust Series Initial Class
MFS Research Series Initial Class
T. Row Price Equity Income Portfolio T. Rowe Price International Stock
Portfolio
T. Rowe Price Limited- Term Bond Portfolio
ASSETS
Investments, at fair value s 429
$ 196
$ 15,104
$ 5,261
$ 1,275
Total assets $ 429  $ 196  $ 15,104 $ 5,261 $ 1,275

NET ASSETS
Accumulation units 429  $ 196  $ 15,104 $ 5,261 $ 1,275
Total net assets $ 429  $ 196  $ 15,104 $ 5,261 $ 1,275

Units Outstanding 85,593  35,684  3,678,514 1,962,350 839,128

FUND SHARE INFORMA TTON
Number of shares 9,599  5,073  502,305 328,601 259,734

Cost of investment $ 303  $ 145  $ 13,627 $ 5,106 $ 1,259

UNIT VALUE
Lowest $ 5.01  $ 5.49  $ 3.85 $ 2.14 $ 1.52

Highest $ 5.01  $ 5.49  $ 73.91 $ 31.18 $ 1.52

American National Variable Life Separate Account Statements of Operations
Year ended December 31, 2021

MFS Investor Trust Series Initial Class
MFS Research Series Initial Class
T. Row Price Equity Income Portfolio T. Rowe Price International Stock
Portfolio
T. Rowe Price Limited- Term Bond Portfolio
NET INVESTMENT INCOME/(LOSS)
Dividends $ 2 $ I $ 225 $ 32 $ 17
Mortality and expense charge (I)  (54) (32) (3)
Net investment income/(loss) $ 1 $ I $ 171 $ - $ 14
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses) 31 19 1,221 515 II
Change in unrealized gains/(losses) 57 23 1,731 (478) (27)
Net realized and change in unrealized gains/(losses) on investments 88 42 2,952 37 (16)
Increase/(decrease) in net assets from operations $ 89 $ 43 $ 3,123 $ 37 $ (2)

See accompanying notes to the financial statements

 T. Rowe Price Mid-Cap Growth Portfolio
ASSETS
Investments, at fair value $ 11,959
Total assets $ 11,959

NET ASSETS
Accumulation units $ I 1,959
Total net assets $ 11,959

Units Outstanding 1,000,906

FUND SHARE INFORMATION
Number of shares 346,945
Cost of investment $ 9,948

UNIT VALUE
Lowest $ 8.99
Highest $ 141.62

American National Variable Life Separate Account Statements of Operations
Year ended December 31, 2021
(Amounts in thousands)

T. Rowe Price Mid-Cap Growth Portfolio
Dividends $

Net investment income/(loss) $ (JOO)
Net realized gains/(losses) 1,746

Net realized and change in unrealized gains/(losses) on investments 1,648

See accompanying notes to the financial statements

 Alger Capital
Alger Balanced Portfolio Appreciation Portfolio Alger Growth & Income Alger Large Cap Growth Alger Mid Cap Growth
Class 1-2 Class 1-2 Portfolio Class 1-2 Portfolio Class -1-2 Portfolio Class 1-2

Net investment income/(loss)

s 16  $ (32)  $ 17  $ (6) $ (13)

Change in unrealized gains/(losses)
Increase/(decrease) in net assets from operations
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners Policy terminations/withdrawals and charges

283 (802) 250 (775) (2,233)
 s  412  $ 1,475  $ 500  $ 468  $ 270
s 229  $ 895  $ 172  $ 412  $ 611
(344) (1,312) (247) (736) (1,151)

NET ASSETS AT END OF PERIOD

$ 2,395  $ 9,140  $ 2,031  $ 4,253  $ 5,789

See accompanying notes to the financial statements

Alger Small Cap Growth Portfolio Class 1-2
INCREASE/(DECREASE) IN NET ASSETS Federated Hermes Fund for U.S Government Securities II Federated Hermes High Income Bond Fund II - Primary Shares Federated Hermes Kaufmann Fund II - Primary Shares Federated Hermes Managed Volatility
Fund II - Primary Shares
Net investment income/(loss) s (8) $ 6 $ 50 $ (6) $ 8
Net realized gains/(losses)  1,784    (7)  126  17
Change in unrealized gains/(losses)  (1,986)  (10)  9  (93)  65
Increase/(decrease) in net assets from operations  s  (210) $ (4) $ 52 $ 27 $ 90

INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners Policy terminations/withdrawals and charges

s 963 $ 251  $ 310  $ 126  $ 83
(1,266) (165) (280) (139) (79)

NET ASSETS AT END OF PERIOD

$ 3,337  $ 290  $ 1,178  $ 1,270  $ 588

See accompanying notes to the financial statements

Federated Hermes Fidelity VIP Asset Fidelity VIP Asset
Quality Bond Fund II -  Manager Growth Manager Portfolio Initial Fidelity VIP Balanced Fidelity VIP Contrafund Primary shares Portfolio Initial Class  Class  Portfolio Initial Class  Portfolio Initial Class

Net investment income/(loss)

s 6 $ 2  $ 6  $ (3)  $ (210)

Change in unrealized gains/(losses)
Increase/(decrease) in net assets from operations
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners Policy terminations/withdrawals and charges

(13) 31 57 119 1,339
 s  (4) $ 136  $ 78  $ 288  $ 4,623
s 89 $ 31  $ 58  $ 61  $ 204
(48) (158) (88) (91) (1,570)

NET ASSETS AT END OF PERIOD

$ 263  $ 1,118  $ 941  $ 1,966  $ 21,435

See accompanying notes to the financial statements

 Fidelity VIP Equity- Fidelity VIP Equity- Fidelity VIP Government Fidelity VIP Government
Fidelity VIP Contrafund Income Portfolio Initial Income Portfolio Service Money Market Portfolio Money Market Portfolio
Portfolio Service Class 2 Class Class 2 Initial Class Service Class 2

Net investment income/(loss)

s (63)  $ 45  $ 17  $ (89) $ (6)

Change in unrealized gains/(losses)
Increase/(decrease) in net assets from operations
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners Policy terminations/withdrawals and charges

1,154 320 31
 s  5,720  $ 1,195  $ 316  $ (89)  $ (6)
s 3,151  $ 114  $ 319  $ 487  $ 501
(4,443) (847) (417) (590) (687)

NET ASSETS AT END OF PERIOD

$ 26,124  $ 5,802  $ 1,547  $ 7,836  $ 4,260

See accompanying notes to the financial statements

 Fidelity VIP Growth Fidelity VIP Growth
Fidelity VIP Growth Fidelity VIP Growth and Fidelity VIP Growth and Opportunities Portfolio Opportunities Portfolio
Initial Class Income Initial Class Income Service Class 2 Initial Class Service Class 2

Net investment income/(loss)

s (312)  $ 16  $ 16  $ (87) $ (8)

Change in unrealized gains/(losses)
Increase/(decrease) in net assets from operations
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners Policy terminations/withdrawals and charges

(1,765) 169 59 (718) (296)
 s  5,549  $ 298  $ 206  $ 742  $ 603
s 241  $ 76  $ 288  $ 178  $ 891
(2,599) (150) (305) (1,156) (633)

NET ASSETS AT END OF PERIOD

$ 29,873  $ 1,461  $ 1,016  $ 7,030  $ 5,986

See accompanying notes to the financial statements

Fidelity VIP Investment Fidelity VIP Investment Fidelity VIP High Fidelity VIP Index 500 Fidelity VIP Index 500 Grade Bond Portfolio  Grade Bond Portfolio Income Initial Class  Portfolio Initial Class  Portfolio Service Class 2  Initial Class  Service Class 2

Net investment income/(loss)

s 29  $ 42  $ 144  $ 8  $ 7

Change in unrealized gains/(losses)
Increase/(decrease) in net assets from operations
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners Policy terminations/withdrawals and charges

4,979 2,069 (55) (36)
 s  21  $ 7,080  $ 4,299  $ (16)  $ (7)
s 77  $ 1,096  $ 2,858  $ 73  $ 110
(166) (2,922) (3,543) (105) (IOI)

NET ASSETS AT END OF PERIOD

$ 693  $ 32,121  $ 19,318  $ 830  $ 518

See accompanying notes to the financial statements

Fidelity VIP Mid Cap Fidelity VIP Mid Cap Fidelity VIP Overseas Fidelity VIP Value Fidelity VIP Value
Portfolio Initial Class Portfolio Service Class 2 Portfolio Initial Class Portfolio Service Class 2 Strategies Service Class 2

Change in unrealized gains/(losses)
lncrease/{decrease) in net assets from operations
INCREASE/{DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners Policy terminations/withdrawals and charges

272 373 58 8 146
 s  3,604  $ 7,260  $ 312  $ 130  $ 256
s 607  $ 4,487  $ 78  $ 223  $ 168
(2,359) {5,895) (258) (273) (160)

Increase/{decrease) in net assets from contract transactions $ (1,778)  $ (1,473)  $ (188)  $ (52)  $ 5

See accompanying notes to the financial statements

Invesco V.I. Discovery Invesco V.I. Diversified Invesco V.I. Equity and Invesco V.I. Health Care Invesco V.I. Global Real Mid Cap Growth Fund*  Dividend Fund Series I  Income Fund**  Fund Series I  Estate Fund Series I

INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss) $  $ II $ 36 $ I $ 74
Net realized gains/(losses)  21  8  26  217  (II)
Change in unrealized gains/(losses)  10  68  55  (68)  601
Increase/(decrease) in net assets from operations $ 31 $ 87 $ 117 $ 150 $ 664
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners $ I $ 243 $ 2,446 $ 263 $ 498
Policy terminations/withdrawals and charges  (3)  (147)  (351)  (338)  (575)
Contract maintenance fees    (2)  (7)  (4)  (11)
lncrease/(decrease) in net assets from contract transactions $ (2) $ 94 $ 2,088 $ (79) $ (88)

INCREASE/(DECREASE) IN NET ASSETS $ 29 $ 181 $ 2,205 $ 71 $ 576
NET ASSETS AT BEGINNING OF PERIOD  162  421    1,265  2,644
NET ASSETS AT END OF PERIOD $ 191 $ 602 $ 2,205 $ 1,336 $ 3,220

* Formerly named Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund.
**This fund was opened on April 30, 2021.

See accompanying notes to the financial statements

Invesco V.I. Managed Volatility Fund Series I* Invesco V.I. Small Cap Equity Fund Series I Invesco V.I. Technology Fund Series I MFS Core Equity Portfolio Initial Class MFS Growth Series Initial Class
INCREASE/{DECREASE) IN NET ASSETS
Net investment income/(loss) s
41
$
(2)
$
(6)
$
2
$
(3)
Net realized gains/(losses)  119   102   405  37  324
Change in unrealized gains/(losses)  (5)   38   (166)  39  II
Increase/{decrease) in net assets from operations $ 155  $ 138  $ 233 $ 78 $ 332

INCREASE/{DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners $ 216  $ 182  $ 424 $ 3 $ 203
Policy terminations/withdrawals and charges  (2,398)   (244)   (474)  (52)  (242)
Contract maintenance fees     (3)   (4)  (1)  (4)
Increase/{decrease) in net assets from contract transactions $ (2.182)  $ (65)  $ (54) $ (50) $ (43)

INCREASE/{DECREASE) IN NET ASSETS $ (2,027)  $ 73  $ 179 $ 28 $ 289
NET ASSETS AT BEGINNING OF PERIOD  2,027   705   1,651  321  1,443

NET ASSETS AT END OF PERIOD $   $ 778  $ 1,830 $ 349 $ 1,732

*This Fund merged with Invesco V.I. Equity & Income on April 30, 2021.

See accompanying notes to the financial statements

T. Rowe Price
MFS Investor Trust MFS Research Series T. Row Price Equity International Stock T. Rowe Price Limited- Series Initial Class  Initial Class  Income Portfolio  Portfolio  Term Bond Portfolio

Net investment income/(loss)

s I $ I $ 171  $ $ 14

Change in unrealized gains/(losses)
Increase/(decrease) in net assets from operations
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners Policy terminations/withdrawals and charges Contract maintenance fees lncrease/(decrease) in net assets from contract transactions

57 23 1,731 (478) (27)
 s  89  $ 43  $ 3,123  $ 37  $ (2)
s 49 $ 4  $ 1,518  $ 1,030  $ 166
(49) (28) (2,143) (1,046) (135)
(I) (I) (33) (22) (4)
 s  (I)  $ (25)  $ (658)  $ (38)  $ 27

NET ASSETS AT END OF PERIOD

$ 429  $ 196  $ 15,104  $ 5,261  $ 1,275

See accompanying notes to the financial statements

T. Rowe Price Mid-Cap Growth Portfolio
Net investment income/(loss) $ (100)

Change in unrealized gains/(losses) (98)
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS

Policy terminations/withdrawals and charges (1,865)

lncrease/(decrease) in net assets from contract transactions

INCREASE/(DECREASE) IN NET ASSETS

$ (1,225)

$ 323

NET ASSETS AT END OF PERIOD $ I 1,959

See accompanying notes to the financial statements

 Alger Capital
Alger Balanced Portfolio Appreciation Portfolio Alger Growth & Income Alger Large Cap Growth Alger Mid Cap Growth
Class 1-2 Class 1-2 Portfolio Class 1-2 Portfolio Class -1-2 Portfolio Class 1-2

Net investment income/(loss)

s 22  $ (28) $ 16  $ (I)  $ (12)

Change in unrealized gains/(losses)
Increase/(decrease) in net assets from operations
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS

160 1,236 106 1,006 1,392
 s  189  $ 2,451  $ 202  $ 1,670  $ 2,427

Policy terminations/withdrawals and charges (271) (1,037) (283) (381) (895)

NET ASSETS AT END OF PERIOD

$ 2,103  $ 8,095  $ 1,610  $ 4,116  $ 6,069

See accompanying notes to the financial statements

Federated Hermes Fund
Alger Small Cap Growth for U.S Government Portfolio Class 1-2  Securities II

Federated Hermes High Income Bond Fund II - Primary Shares

Federated Hermes Kaufmann Fund II - Primary Shares

Federated Hermes Managed Volatility
Fund II - Primary Shares

Net investment income/(loss) s 22  $ 4  $

57  $

(5) $ 10

Change in unrealized gains/(losses) 972 4
lncrease/(decrease) in net assets from operations  s  1,576  $ 10  $
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners s 637  $ 56  $
Policy terminations/withdrawals and charges (886) (56)

22
49  $

161  $
(238)

165
271  $

54  $
(88)

(22)
3

108
(116)

lncrease/(decrease) in net assets from contract transactions  s  (249) $ $

(77)  $ (34) $ (8)

INCREASE/(DECREASE) IN NET ASSETS s 1,327  $ 10  $

(28)  $

237  $

(5)

NET ASSETS AT END OF PERIOD $ 3,855  $ 209  $

1,100  $

1,259  $

496

See accompanying notes to the financial statements

Federated Hermes Fidelity VIP Asset Fidelity VIP Asset
Quality Bond Fund II -  Manager Growth Manager Portfolio Initial Fidelity VIP Balanced Fidelity VIP Contrafund Primary shares Portfolio Initial Class  Class  Portfolio Initial Class  Portfolio Initial Class

Net investment income/(loss)

s 5  $ $ 4  $ 4  $ (142)

Change in unrealized gains/(losses)
Increase/(decrease) in net assets from operations
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS

10 114 88 233 3,657
 s  15  $ 155  $ 109  $ 300  $ 4,283

Policy terminations/withdrawals and charges (22) (69) (156) (152) (1,418)

NET ASSETS AT END OF PERIOD

$ 227  $ 1,113  $ 896  $ 1,712  $ 18,211

See accompanying notes to the financial statements

 Fidelity VIP Equity- Fidelity VIP Equity- Fidelity VIP Government Fidelity VIP Government
Fidelity VIP Contrafund Income Portfolio Initial Income Portfolio Service Money Market Portfolio Money Market Portfolio
Portfolio Service Class 2 Class Class 2 Initial Class Service Class 2

Net investment income/(loss)

s (57)  $ 35  $ 13  $ (67) 2

Change in unrealized gains/(losses)
Increase/(decrease) in net assets from operations
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners Policy terminations/withdrawals and charges

4,148 (67) 41
 s  5,066  $ 253  $ 74  $ (67)  $ 2
s 2,868  $ 134  $ 237  $ 545  $ 1,462
(3,751) (416) (225) (637) (1,655)

NET ASSETS AT END OF PERIOD

$ 21,741  $ 5,355  $ 1,334  $ 8,061  $ 4,469

See accompanying notes to the financial statements

 Fidelity VIP Growth Fidelity VIP Growth
Fidelity VIP Growth Fidelity VIP Growth and Fidelity VIP Growth and Opportunities Portfolio Opportunities Portfolio
Initial Class Income Initial Class Income Service Class 2 Initial Class Service Class 2

Net investment income/(loss)

s (228)  $ II $ 9  $ (66) $ (8)

Change in unrealized gains/(losses)
Increase/(decrease) in net assets from operations
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners Policy terminations/withdrawals and charges

5,244 (25) (32) 2,226 1,511
 s  8,070  $ 78  $ 51  $ 2,986  $ 2,127
s 468 $ 47  $ 131  $ 277  $ 652
(1,407) (91) (135) (599) (857)

NET ASSETS AT END OF PERIOD

$ 26,719  $ 1,242  $ 831  $ 7,276  $ 5,133

See accompanying notes to the financial statements

Fidelity VIP Investment Fidelity VIP Investment Fidelity VIP High Fidelity VIP Index 500 Fidelity VIP Index 500 Grade Bond Portfolio  Grade Bond Portfolio Income Initial Class  Portfolio Initial Class  Portfolio Service Class 2  Initial Class  Service Class 2

Net investment income/(loss)

s 29  $ 153  $ 170  $ 9  $ 7

Change in unrealized gains/(losses)
Increase/(decrease) in net assets from operations
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS

(10) 2,524 723 54 23
 s  14  $ 3,908  $ 2,345  $ 67  $ 39

Policy terminations/withdrawals and charges (42) (1,960) (2,737) (51) (119)

NET ASSETS AT END OF PERIOD

$ 764  $ 26,914  $ 15,732  $ 882  $ 519

See accompanying notes to the financial statements

Fidelity VIP Mid Cap Fidelity VIP Mid Cap Fidelity VIP Overseas Fidelity VIP Value Fidelity VIP Value
Portfolio Initial Class Portfolio Service Class 2 Portfolio Initial Class Portfolio Service Class 2 Strategies Service Class 2

Change in unrealized gains/(losses)
lncrease/{decrease) in net assets from operations
INCREASE/{DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners Policy terminations/withdrawals and charges

1,964 5,074 135 6 67
 s  2,240  $ 4,356  $ 229  $ 12  $ 53
s 571 $ 4,195  $ 90  $ 86  $ 80
(1,287) (4,926) (220) (59) (129)

Increase/{decrease) in net assets from contract transactions $ (784)  $ (731)  $ (149)  $ 27  $ (49)

See accompanying notes to the financial statements

Invesco V.I. Discovery Invesco V.I. Diversified Invesco V.I. Health Care Invesco V.I. Global Real  Invesco V.I. Managed Mid Cap Growth Fund*  Dividend Fund Series I  Fund Series I  Estate Fund Series I Volatility Fund Series I

INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss) $  $ 9 $ I $ 115 $ 33
Net realized gains/(losses)    12  15  Ill  30
Change in unrealized gains/(losses)  51  (25)  115  (588)  (123)
Increase/(decrease) in net assets from operations $ 52 $ (4) $ 131 $ (362) $ (60)
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners $ 126 $ 70 $ 140 $ 650 $ 452
Policy terminations/withdrawals and charges  (16)  (93)  (442)  (541)  (595)
Contract maintenance fees
lncrease/(decrease) in net assets from contract transactions $ 110 $ (23) $ (302) $ 109 $ (143)

INCREASE/(DECREASE) IN NET ASSETS $ 162 $ (27) $ (171) $ (253) $ (203)
NET ASSETS AT BEGINNING OF PERIOD    448  1,436  2,897  2,230
NET ASSETS AT END OF PERIOD $ 162 $ 421 $ 1,265 $ 2,644 $ 2,027

*This fund was opened on April 30, 2020.

See accompanying notes to the financial statements

Invesco V.I. Mid Cap Invesco V.I. Small Cap Invesco V.I. Technology MFS Core Equity MFS Growth Series
Growth Fund Series I* Equity Fund Series I Fund Series I Portfolio Initial Class Initial Class

Net investment income/(loss) s $ (I)  $ (6) $ 2 $ (3)
Net realized gains/(losses) (7) 38   300  17  157
Change in unrealized gains/(losses) 113   276  30  202
Increase/(decrease) in net assets from operations  s  (6) $ 150  $ 570 $ 49 $ 356

INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners s I $ 63  $ 165 $ 31 $ 84
Policy terminations/withdrawals and charges (111) (53)   (391)  (54)  (210)
Contract maintenance fees
lncrease/(decrease) in net assets from contract transactions $ (110)  $ 10  $ (226) $ (23) $ (126)

INCREASE/(DECREASE) IN NET ASSETS s {I 16)  $ 160  $ 344 $ 26 $ 230
NET ASSETS AT BEGINNING OF PERIOD 116 545   1,307  295  1,213

NET ASSETS AT END OF PERIOD s $ 705  $ 1,651 $ 321 $ 1,443

*This fund closed on April 30, 2020.

See accompanying notes to the financial statements

T. Rowe Price
MFS Investor Trust MFS Research Series T. Row Price Equity International Stock T. Rowe Price Limited- Series Initial Class  Initial Class  Income Portfolio  Portfolio  Term Bond Portfolio

Net investment income/(loss)

s I $ I $ 209  $ (4) $ 19

Change in unrealized gains/(losses)
Increase/(decrease) in net assets from operations
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS

21 17 (IOI) 367 38
 s  42  $ 26  $ (5)  $ 626  $ 57

Policy terminations/withdrawals and charges (49) (42) (1,909) (873) (97)

NET ASSETS AT END OF PERIOD

$ 341  $ 178  $ 12,639  $ 5,262  $ 1,250

See accompanying notes to the financial statements

 T. Rowe Price Mid-Cap Growth Portfolio
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss) $ (85)
Net realized gains/(losses) 861
Change in unrealized gains/(losses) 1,304
lncrease/(decrease) in net assets from operations $ 2,080
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners $ 196
Policy terminations/withdrawals and charges (941)
Contract maintenance fees $ (35)
lncrease/(decrease) in net assets from contract transactions $ (780)

INCREASE/(DECREASE) IN NET ASSETS $ 1,300
NET ASSETS AT BEGINNING OF PERIOD 10,336
NET ASSETS AT END OF PERIOD $ I 1,636

See accompanying notes to the financial statements

(1) ORGANIZATION

American National Variable Life Separate Account ("the Separate Account") was established on July 30, 1987 under Texas law as a separate investment account of American National Insurance Company ("the Sponsor"). The Separate Account began operations on February 20, 1991. The Separate Account is registered with the SEC under the Investment Company Act of 1940, as amended, as a unit investment trust.

The Separate Account's assets are segregated from the Sponsor's general assets and are used only to support the following variable life products issued by the Sponsor.

Investrac Gold Variable Universal Life Investrac Advantage Variable Universal Life Investrac Survivor Variable Universal Life WealthQuest III Variable Universal Life

These financial statements report the results of the subaccounts for the various variable life products. As of December 31, 2021, there are 50 active subaccounts within the Separate Account, although not all subaccounts are offered in each product.

Alger Balanced Portfolio - Class 1-2
Alger Capital Appreciation Portfolio - Class 1-2 Alger Growth & Income Portfolio - Class 1-2 Alger Large Cap Growth Portfolio - Class 1-2 Alger Mid Cap Growth Portfolio - Class 1-2 Alger Small Cap Growth Portfolio - Class 1-2
Federated Hermes Fund for U.S. Government Securities II Federated Hermes High Income Bond Fund II - Primary Shares Federated Hermes Kaufmann Fund II - Primary Shares Federated Hermes Managed Volatility Fund II - Primary Shares Federated Hermes Quality Bond Fund II - Primary Shares Fidelity VIP Asset Manager Growth Portfolio - Initial Class Fidelity VIP Asset Manager Portfolio - Initial Class
Fidelity VIP Balanced Portfolio - Initial Class Fidelity VIP Contrafund Portfolio - Initial Class Fidelity VIP Contrafund Portfolio - Service Class 2 Fidelity VIP Equity-Income Portfolio - Initial Class
Fidelity VIP Equity-Income Portfolio - Service Class 2
Fidelity VIP Government Money Market Portfolio - Initial Class Fidelity VIP Government Money Market Portfolio - Service Class 2 Fidelity VIP Growth - Initial Class
Fidelity VIP Growth and Income - Initial Class Fidelity VIP Growth and Income - Service Class 2
Fidelity VIP Growth Opportunities Portfolio - Initial Class Fidelity VIP Growth Opportunities Portfolio - Service Class 2

Fidelity VIP High Income - Initial Class Fidelity VIP Index 500 Portfolio - Initial Class
Fidelity VIP Index 500 Portfolio - Service Class 2
Fidelity VIP Investment Grade Bond Portfolio - Initial Class Fidelity VIP Investment Grade Bond Portfolio - Service Class 2 Fidelity VIP Mid Cap Portfolio - Initial Class
Fidelity VIP Mid Cap Portfolio - Service Class 2 Fidelity VIP Overseas Portfolio - Initial Class Fidelity VIP Value Portfolio - Service Class 2 Fidelity VIP Value Strategies - Service Class 2 Invesco V.I. Discovery Mid Cap Growth Fund Invesco V.I. Diversified Dividend Fund - Series I Invesco V.I. Health Care Fund - Series I
Invesco V.I. Global Real Estate Fund - Series I Invesco V.I. Equity and Income Fund
Invesco V.I. Small Cap Equity Fund - Series I Invesco V.I. Technology Fund - Series I
MFS Core Equity Portfolio - Initial Class MFS Growth Series - Initial Class
MFS Investors Trust Series - Initial Class MFS Research Series - Initial Class
T. Rowe Price Equity Income Portfolio
T. Rowe Price International Stock Portfolio
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price Mid-Cap Growth Portfolio

Each of the subaccounts is invested only in a corresponding portfolio of the following mutual fund companies: the Alger Portfolios, Federated Hermes Insurance Series, Fidelity Variable Insurance Products, Invesco Variable Insurance Funds, MFS Variable Insurance Trusts, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and T. Rowe Price Fixed Income Series, Inc

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Basis of Presentation
The financial statements of the Separate Account have been prepared on an accrual basis in accordance with U.S. generally accepted accounting principles ("GAAP"). Separate Account is an investment company and follows Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946.

Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of the financial statements. Actual results in the future could differ from management's estimates.

The following sub-accounts were merged during December 31, 2021:

Date: Merged from:
April 30, 2021 Invesco V.I. Managed Volatility Fund - Series I

Merged to:
Invesco V.I. Equity and Income Fund

The following sub-account name changes occurred during December 31, 2021:

Date:
April 30, 2021

From: To:
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund Invesco V.I. Discovery Mid Cap Growth Fund

Investments - Investments in shares of the separate investment portfolios are stated at fair value. The determination of fair value is based on a three-tier hierarchy as follows:

Level 1
Level2

Level3

Unadjusted quoted prices in active markets for identical assets or liabilities.
Quoted prices in markets that are not active or inputs that are observable directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.
Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Unobservable inputs reflect American National's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models and third-party evaluation, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

The fair values for the shares of the separate investment portfolios are determined through a quoted market price from each respective portfolio, which meets the level one hierarchy definition. The net asset value for each share is equal to the quoted market price. Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. The difference between cost and fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments. Capital gain distributions and dividends from mutual funds are recorded and reinvested upon receipt.

Federal Taxes - The operations of the Separate Account form part of, and are taxed with, the operations of the Sponsor. Under the Internal Revenue Code, all ordinary income and capital gains allocated to the policyholders are not taxed to the Sponsor. As a result, the unit values of the subaccounts are not affected by federal income taxes on distributions received by the subaccounts. Accordingly, no provision for income taxes is required in the accompanying financial statements.
COVID-19 - On March 11, 2020, the World Health Organization formally declared the outbreak of the novel coronavirus COYID-19 to be a pandemic. The spread of COYID-19 has caused illness, quarantines, cancellation of events and travel, alternative arrangements and shutdowns for business and schools, reduction in business activity, widespread unemployment, and overall economic and financial market instability. We are closely monitoring developments related to the COYID-19 pandemic to assess its impact on our business. Thus far, throughout the pandemic, we believe we have successfully navigated the risks associated with COVID-19 and have been able to successfully maintain our business operations. However, as the pandemic continues, the extent to which COVID-19 impacts our business, results of operations, financial condition, or liquidity will depend on future developments which remain highly uncertain.

(3) SHARES PURCHASES AND SALES

For the year ended December 31, 2021, the aggregate cost of purchases (including reinvestment of dividend distributions and transfers between mutual fund portfolios) and proceeds from sales of investments in the mutual portfolios were as follows (in thousands):

Sub-account  Purchases   Sales
Alger Balanced Portfolio - Class 1-2 $  333 $  332
Alger Capital Appreciation Portfolio - Class l-2   2,773   1,347
Alger Growth & Income Portfolio - Class 1-2   335   247
Alger Large Cap Growth Portfolio - Class 1-2   1,353   747
Alger Mid Cap Growth Portfolio - Class 1-2   2,655   1,168
Alger Small Cap Growth Portfolio - Class 1-2   2,067   1,277
Federated Hennes Fund for U.S. Government Securities Tl   258   167
Federated Hennes High Income Bond Fund TT - Primary Shares   362   286
Federated Hennes Kaufmann Fund II - Primary Shares   210   145
Federated Hennes Managed Volatility Fund II - Primary Shares   92   82
Federated Hennes Quality Bond Fund II - Primary Shares   99   50
Fidelity VIP Asset Manager Growth Portfolio - Initial Class   57   170
Fidelity VIP Asset Manager Portfolio - Initial Class   76   98
Fidelity VIP Balanced Portfolio - Initial Class   205   107
Fidelity VIP Contrafund Portfolio - Initial Class   2,638   1,773
Fidelity VIP Contrafund Portfolio - Service Class 2   6,174   4,538
Fidelity VIP Equity-Income Portfolio - Initial Class   824   904
Fidelity VIP Equity-Income Portfolio - Service Class 2   507   425
Fidelity VIP Government Money Market Portfolio - Initial Class   440   665
Fidelity VIP Government Money Market Portfolio - Service Class 2   498   707
Fidelity VIP Growth - Initial Class   5,986   2,880
Fidelity VIP Growth and Income - Initial Class   162   163
Fidelity VIP Growth and Income - Service Class 2   351   312
Fidelity VTP Growth Opportunities Portfolio - Initial Class   819   1,234
Fidelity VIP Growth Opportunities Portfolio - Service Class 2   1,407   645
Fidelity VIP High Income - Initial Class   110   173
Fidelity VIP Index 500 Portfolio - Initial Class   1,594   3,208
Fidelity VIP Index 500 Portfolio - Service Class 2   3,154   3,594
Fidelity VIP Investment Grade Bond Portfolio - Initial Class   109   114
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2   133   105
Fidelity VIP Mid Cap Portfolio - Initial Class   3,296   2,533
Fidelity VIP Mid Cap Portfolio - Service Class 2   10,098   6,028
Fidelity VIP Overseas Portfolio - Initial Class   216   276
Fidelity VIP Value Portfolio - Service Class 2   288   277
Fidelity VIP Value Strategies - Service Class 2   260   165
Invesco V.T. Discovery Mid Cap Growth Fund   22   3
Invesco V.T. Diversified Dividend Fund - Series I   257   150
Invesco V.T. Equity and Income Fund   2,505   360
Invesco V.T. Health Care Fund - Series I   409   344
Invesco V.T. Global Real Estate Fund - Series I   576   590
Invesco V.I. Managed Volatility Fund - Series l   258   2,399
Invesco V.I. Small Cap Equity Fund - Series I   224   249
Invesco V.I. Technology Fund - Series I   594   481
MFS Core Equity Portfolio - Initial Class   31   54
MFS Growth Series - Initial Class   419   247
MFS Investors Trust Series - Initial Class   62   50
MFS Research Series - Initial Class   16   29
T. Rowe Price Equity Income Portfolio   2,772   2,206
T. Rowe Price International Stock Portfolio   1,400   1,085
T. Rowe Price Limited-Term Bond Portfolio   188   139
T. Rowe Price Mid-Cap Growth Portfolio   1,829   1,956
Grand Total $  61,501 $  47,284

(4) POLICY CHARGES AND DEDUCTIONS

Mortality and Expense Risk Charges - The mortality risk and expense risk charges are applied daily against the net assets representing equity of policyholders held in each subaccount. The annual effective rates for these charges have a maximum rate of:

Investrac Gold Variable Universal Life 0.90%
Investrac Advantage Variable Universal Life 1.25%
Survivorship Variable Universal Life 0.90%
WealthQuest Ill Variable Universal Life 0.70%

Monthly Administrative Charges - A monthly charge to the accumulated value is deducted equal to a monthly cost of insurance, including additional charges for riders if applicable. Also, a monthly maintenance fee varying by product is assessed as follows:

Investrac Gold Variable Universal Life $ 2.50
Investrac Advantage Variable Universal Life $ 7.50
Survivorship Variable Universal Life $ 5.00
WealthQuest Ill Variable Universal Life $ 7.50

Surrender Charge -A surrender charge is imposed upon the surrender of variable life insurance contracts to compensate the Sponsor for sales and other marketing expenses. The amount of any surrender charge will depend on the number of years that have elapsed since the contract was issued. In addition, partial surrenders will be assessed a $25 fee. No surrender charge will be imposed on death benefits.

Transfer Charge -After the first twelve transfers in any one policy year for transfers made among the subaccounts (after four for the Investrac Gold Variable Universal Life product), a $25 transfer charge is imposed. Except for WealthQuest III Variable Universal Life, which imposes a $10 transfer fee.

Premium Charge - Premium loads vary by product as follows:

Investrac Advantage Variable Universal Life - no sales charges or loads.

WealthQuest Ill Variable Universal Life - up to a 6% sales charge.

The Sponsor sells a number of variable universal life products having unique combinations of features and fees that are charged against the policyholder's account balance (see Note 4). Differences in fee structures result in a variety of expense ratios and total returns. The unit value, the expense ratio and the total returns are presented for the product with the lowest and highest expense ratio:

Units Unit Fair Value Net Assets Investment'  Expense Ratio'  Total Return'
(000s) Lowest to Highest (000s) Income Ratio  Lowest to Highest  Lowest to Highest
Alger Balanced Portfolio - Class I-2
December 31, 2021 750 3.19 2,395 3.78 0.70 18.30
December 31, 2020 779 2.70 2,103 1.73 0.70 9.76
December 31, 2019 801 2.46 1,958 4.06 0.70 19.42
December 31, 2018 849 2.06 1,734 16.80 0.70 (3.29)
December 31, 2017 931 2.13 1,969 2.91 0.70 15.14
Alger Capital Appreciation Portfolio - Class 1-2
December 31, 2021 1,048 8.72 9,140 21.64 0.70 19.02
December 31, 2020 1,104 7.33 8,095 15.10 0.70 39.43
December 31, 2019 1,179 5.26 6,112 12.11 0.70 34.87
December 31, 2018 l,246 3.90 4,850 17.27 0.70 (1.02)
December 31, 2017 1,316 3.94 5,144 6.67 0.70 30.90
Alger Growth & Income Portfolio - Class I-2
December 31, 2021 468 4.34 2,031 8.65 0.70 31.15
December 31, 2020 487 3.31 1,610 1.92 0.70 13.75
December 31, 2019 508 2.91 1,462 10.95 0.70 29.33
December 31, 2018 525 2.25 I, 167 7.51 0.70 (4.66)
December 31, 2017 549 2.36 1,284 1.51 0.70 21.65
Alger Large Cap Growth Portfolio - Class 1-2
December 31, 2021 726 5.86 4,253 22.24 0.70 12.01
December 31, 2020 787 5.23 4,116 16.93 0.70 65.51
December 31, 2019 813 3.16 2,544 2.05 0.70 28.98
December 3 l, 2018 836 2.45 2,051 18.41 0.70 1.24
December 31, 2017 872 2.42 2,098 9.70 0.70 28.04
Alger Mid Cap Growth Portfolio - Class I-2
December 31, 2021 1,049 5.52 5,789 32.94 0.70 4.30
December 31, 2020 1,147 5.29 6,069 14.51 0.70 62.82
December 31, 2019 1,228 3.25 3,945 12.04 0.70 31.58
December 31, 2018 1,261 2.47 3,112 14.77 0.70 (8.52)
December 31, 2017 1,312 2.70 3,508 2.42 0.70 29.81
Alger Small Cap Growth Portfolio - Class 1-2
December 31, 2021 467 7.14 3,337 28.78 0.70 (5.52)
December 31, 2020 510 7.56 3,855 8.23 0.70 65.08
December 31, 2019 560 4.58 2,528 5.75 0.70 30.48
December 31, 2018 610 3.51 2,132 4.16 0.70 0.57
December 31, 2017 690 3.49 2,387  0.70 28.78
Federated Hermes Fund for U.S. Government Securities IT
December 31, 2021 193 1.51 290 1.89 0.70 (0.89)
December 31, 2020 138 1.52 209 2.42 0.70 2.77
December 31, 2019 137 1.48 199 2.33 0.70 6.47
December 31, 2018 167 1.39 230 2.43 0.70
December 31, 2017 192 1.39 264 2.38 0.70 2.21
Federated Hermes High Income Bond Fund II - Primary Shares
December 31, 2021 335 3.52 1,178 4.57 0.70 5.03
December 31, 2020 328 3.35 1,100 5.97 0.70 3.74
December 31, 2019 355 3.23 1,128 6.29 0.70 14.54
December 31, 2018 383 2.82 1,067 8.15 0.70 (3.42)
December 31, 2017 386 2.92 1,117 6.89 0.70 6.96

Units Unit Fair Value Net Assets Investment'  Expense Ratio2  Total Return'
(000s) Lowest to Highest (000s) Income Ratio  Lowest to Highest  Lowest to Highest
Federated Hermes Kaufmann Fund TI - Primary Shares
December 31, 2021 232 5.48 1,270 6.67 0.70 2.24
December 31, 2020 235 5.36 1,259 9.26 0.70 26.42
December 3 I, 2019 245 4.24 1,022 9.25 0.70 33.75
December 31, 2018 254 3.I 7 794 7.28 0.70 3.93
December 31, 2017 246 3.05 744 11.16 0.70 28.15
Federated Hermes Managed Volatility Fund II - Primary Shares
December 31, 2021 203 2.89 588 1.75 0.70 18.62
December 31, 2020 203 2.44 496 2.60 0.70
December 31, 2019 207 2.44 501 2.24 0.70 20.20
December 31, 2018 239 2.03 480 3.04 0.70 (8.56)
December 31, 2017 259 2.22 571 4.17 0.70 18.09
Federated Hermes Quality Bond Fund JI - Primary Shares
December 31, 2021 147 1.79 263 3.43 0.70 (1.34)
December 31, 2020 126 1.81 227 3.36 0.70 5.23
December 31, 2019 122 1.72 206 2.97 0.70 9.55
December 31, 2018 128 1.57 198 2.91 0.70 (0.63)
December 31, 2017 136 1.58 214 3.06 0.70 3.95
Fidelity VIP Asset Manager Growth Portfolio - Initial Class
December 31, 2021 310 5.26103.19 1,118 2.73 0.90 to 1.25 12.86 to 12.37
December 31, 2020 338 4.66 to 2.84 1,113 2.54 0.90 to 1.25 16.21 to 15.92
December 31, 2019 357 2.45 to 34.80 1,004 7.05 0.90 to 1.25 21.22 to 21.88
December 31, 2018 400 2.02 to 28.71 924 5.57 0.90 to 1.25 (8.86) to (8.60)
December 31, 2017 416 2.21 to 31.50 1,052 14.22 0.9010 1.25 16.93 to 18.02
Fidelity VIP Asset Manager Portfolio - Initial Class
December 31, 2021 241 4.71 to 2.91 941 2.17 0.90 to 1.25 8.88 to 8.62
December 31, 2020 251 4.33 to 2.68 896 2.78 0.90 to 1.25 13.95 to I 3.56
December 31, 2019 281 2.36 to 3.80 894 6.19 0.90 to 1.25 16.83 to 17.28
December 31, 2018 339 2.02 to 3.24 914 5.06 0.90 to 1.25 (6.91) to (6.36)
December 31, 2017 356 2.17 to 3.46 1,023 13.20 0.90 to 1.25 I 3.02 to I 3.07
Fidelity VIP Balanced Portfolio - Initial Class
December 3 I, 2021 482 3.87 to 3.93 1,966 8.16 0.90 to 1.25 17.27 to 16.93
December 31, 2020 490 3.30 to 3.36 1,712 2.89 0.90 to 1.25 28.91 to 20.86
December 3 I, 2019 527 2.56 to 43.50 1,501 6.43 0.90 to 1.25 15.84 to 23.33
December 31, 2018 541 2.21 to 35.27 1,267 6.73 0.90 to 1.25 (5.47) to (4.74)
December 3 I, 2017 532 2.32 to 37.31 1,319 3.97 0.90 to 1.25 14.9010 15.73
Fidelity VIP Contrafund Portfolio - Initial Class
December 31, 2021 2,051 15.72 to 8.60 21,435 12.58 0.90 to 1.25 26.64 to 26.3 I
December 31, 2020 2,209 12.41 to 6.81 18,211 0.74 0.90 to 1.25 29.39 to 28.94
December 31, 2019 2,342 5.28 to 102.54 15,003 11.87 0.9010 1.25 29.73 to 30.48
December 31, 2018 2,495 4.07 to 78.64 12,354 9.90 0.90 to 1.25 (7.59) to (7.20)
December 3 I, 2017 2,637 4.40 to 85.10 14,018 6.35 0.90 to 1.25 20.55 to 21.14
Fidelity VIP Contrafund Portfolio - Service Class 2
December 31, 2021 3,571 7.32 26,124 12.78 0.70 27.68
December 31, 2020 3,793 5.73 21,741 0.60 0.70 28.22
December 31, 2019 3,994 4.47 17,558 11.83 0.70 33.04
December 31, 2018 4,201 3.36 14,130 9.82 0.70 (7.18)
December 3 I, 2017 4,408 3.64 15,938 6.23 0.70 21.33
Fidelity VIP Equity-Income Portfolio - Initial Class
December 31, 2021 962 8.68 to 4.27 5,802 12.77 0.90 to 1.25 23.83 to 23.30
December 31, 2020 1,126 7.01 to3.46 5,355 6.45 0.90to 1.25 5.73 to 5.49
December 31, 2019 1,192 3.28 to 73.19 5,419 8.66 0.9010 1.25 25.67 to 26.32
December 31, 2018 1,354 2.61 to 57.94 4,904 7.13 0.90 to 1.25 (9.50) to (9.17)
December 31, 2017 1,451 2.88 to 64.02 5,837 3.73 0.90 to 1.25 11.63 to 12.24

Units Unit Fair Value Net Assets Investment'  Expense Ratio'  Total Return'
(000s) Lowest to Highest (000s) Income Ratio  Lowest to Highest  Lowest to Highest
Fidelity VIP Equity-Income Portfolio - Service Class 2
December 31, 2021 467 3.31 1,547 12.78 0.70 24.61
December 31, 2020 502 2.66 1,334 6.25 0.70 4.28
December 31, 2019 499 2.55 1,248 8.42 0.70 26.87
December 31, 2018 521 2.01 1,031 6.99 0.70 (8.22)
December 31, 2017 552 2.19 1,201 3.50 0.70 12.31
Fidelity VIP Government Money Market Portfolio - Initial Class
December 31, 2021 6,348 1.14 7,836 0.01 0.90 to 1.25 (0.59) to (1.58)
December 31, 2020 6,444 15tol.16 8,061 0.33 0.90 to 1.25 (1.71) to (0.85)
December 31, 2019 6,548 17 to 1.55 8,308 1.99 0.90 to 1.25 0.86 to 2.63
December 31, 2018 6,883 1.14 to 1.53 8,698 1.62 0.90 to 1.25 0.00 to 0.87
December 31, 2017 7,240 1.14 to 1.52 9,171 0.67 0.90 to 1.25 (0.86) to 0.00
Fidelity VIP Government Money Market Portfolio - Service Class 2
December 31, 2021 4,309 0.99 4,260 0.01 0.70 (0.14)
December 31, 2020 4,529 0.99 4,469 0.25 0.70
December 31, 2019 4,742 0.99 4,660 1.72 0.70 2.06
December 31, 2018 5,027 0.97 4,854 1.32 0.70 1.04
December 31, 2017 4,581 0.96 4,373 0.42 0.70
Fidelity VIP Growth - Initial Class
December 31, 2021 3,355 14.34 to 7.01 29,873 20.57 0.90 to 1.25 22.16 to 21.63
December 31, 2020 3,682 11.74 to 5.76 26,719 9.41 0.90 to 1.25 42.48 to 42.22
December 31, 2019 3,839 4.05 to 133.15 19,684 6.55 0.90 to 1.25 32.79 to 33.23
December 31, 2018 4,150 3.05 to 99.94 16,103 14.99 0.90 to 1.25 (1.61) to (0.96)
December 31, 2017 4,282 3.l0to 101.43 16,884 7.54 0.90 to 1.25 33.62 to 34.33
Fidelity VIP Growth and Income - Initial Class
December 31, 2021 369 3.59 to 4.03 1,461 6.94 0.90 to 1.25 24.95 to 24.26
December 31, 2020 393 2.87 to 3.24 1,242 7.17 0.90 to 1.25 6.69 to 6.59
December 31, 2019 412 2.69 to 45.48 1,221 12.20 0.90 to 1.25 28.27 to 29.28
December 31, 2018 444 2.09 to 2.37 1,024 6.25 0.90 to 1.25 (9.89) to (9.52)
December 31, 2017 473 2.31 to 38.89 1,217 3.57 0.90 to 1.25 15.35 to 15.50
Fidelity VIP Growth and Income - Service Class 2
December 31, 2021 255 3.98 1,016 6.86 0.70 25.95
December 31, 2020 263 3.16 831 7.25 0.70 8.52
December 31, 2019 270 2.91 784 12.09 0.70 24.89
December 31, 2018 272 2.33 622 6.20 0.70 (8.98)
December 31, 2017 276 2.56 701 3.43 0.70 16.36
Fidelity VIP Growth Opportunities Portfolio - Initial Class
December 31, 2021 978 5.81 to 6.94 7,030 9.08 0.90 to 1.25 I 1.03 to I 0.55
December 31, 2020 1,119 5.23 to 6.28 7,276 5.74 0.90 to 1.25 89.49 to 66.58
December 31, 2019 1,199 2.76 to 73.22 4,638 8.25 0.90 to 1.25 23.21 to 39.55
December 31, 2018 1,184 2.24 to 52.47 3,315 6.15 0.90 to 1.25 I 1.00 to 11.44
December 31, 2017 1,243 2.01 to 47.27 3,122 13.66 0.9010 1.25 32.61 to 33.72
Fidelity VIP Growth Opportunities Portfolio - Service Class 2
December 31, 2021 684 8.75 5,986 8.80 0.70 11.71
December 31, 2020 656 7.83 5,133 5.64 0.70 67.31
December 31, 2019 696 4.68 3,211 8.55 0.70 40.54
December 3 I, 2018 733 3.33 2,424 6.05 0.70 12.12
December 31, 2017 791 2.97 2,336 13.19 0.70 34.39
Fidelity VIP High Income - Initial Class
December 31, 2021 289 3.17 to 2.08 693 5.36 0.90 to 1.25 3.32 to 2.89
December 31, 2020 346 3.07 to 2.02 764 4.95 0.90 to 1.25 1.99 to 1.51
December 31, 2019 344 1.99 to 22.76 753 5.24 0.90 to 1.25 13.71 to 15.24
December 31, 2018 359 1.75 to 19.75 697 5.66 0.90 to 1.25 (4.54) to (4.00)
December 31, 2017 368 1.83 to 20.69 753 5.34 0.90 to 1.25 5.77 to 6.32

Units Unit Fair Value Net Assets Investment'  Expense Ratio2  Total Return'
(000s) Lowest to Highest (000s) Income Ratio  Lowest to Highest  Lowest to Highest
Fidelity VIP Index 500 Portfolio - Initial Class
December 31, 2021 4,508 12.94 to 5.45 32,121 1.98 0.90 to 1.25 27.45 to 26.97
December 31, 2020 4,780 10.15 to 4.29 26,914 2.08 0.90 to 1.25 17.21 to 16.89
December 31, 2019 5,075 3.67 to 491.28 24,632 3.50 0.90 to 1.25 29.68 to 30.32
December 31, 2018 5,469 2.83 to 376.98 20,429 2.46 0.90 to 1.25 (5.74) to (5.26)
December 31, 2017 5,747 3.00 to 399.93 22,683 2.10 0.90 to 1.25 20.00 to 20.99
Fidelity VIP Index 500 Portfolio - Service Class 2
December 31, 2021 3,698 5.22 19,318 1.78 0.70 28.67
December 31, 2020 3,872 4.06 15,732 1.89 0.70 16.75
December 31, 2019 4,126 3.48 13,988 3.32 0.70 32.32
December 31, 2018 4,271 2.63 11,244 2.14 0.70 (5.05)
December 31, 2017 4,488 2.79 12,445 1.92 0.70 21.30
Fidelity VIP Investment Grade Bond Portfolio - Initial Class
December 31, 2021 314 3.20 to 2.27 830 4.84 0.90 to 1.25 (I .44) to (2.03)
December 31, 2020 331 3.25 to 2.32 882 2.20 0.90 to 1.25 8.33 to 8.41
December 31, 2019 338 2.14 to 27.88 833 2.64 0.90 to 1.25 8.08 to 8.70
December 31, 2018 367 1.98 to 25.66 835 2.97 0.90 to 1.25 (1.84) to (1.43)
December 31, 2017 394 2.011026.14 916 2.90 0.90 to 1.25 2.55 to 3.61
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2
December 31, 2021 294 1.76 518 4.62 0.70 (1.00)
December 31, 2020 292 1.78 519 2.05 0.70 7.23
December 31, 2019 298 1.66 475 2.61 0.70 9.21
December 31, 2018 296 1.52 443 3.03 0.70 (0.65)
December 31, 2017 273 1.53 416 2.52 0.70 4.08
Fidelity VIP Mid Cap Portfolio - Initial Class
December 31, 2021 1,581 12.04 to I 0.68 17,610 16.16 0.90 to 1.25 24.47 to 24.00
December 31, 2020 1,753 9.67 to 8.61 15,784 0.66 0.90 to 1.25 22.I0to 16.82
December 31, 2019 1,871 7.37 to 90.53 14,328 12.00 0.90 to 1.25 17.33 to 22.35
December 31, 2018 1,978 6.05 to 73.99 12,495 10.03 0.90 to 1.25 (15.65) to (15.31)
December 3 I, 2017 2,139 7.17 to 87.72 15,963 5.20 0.90 to 1.25 19.30 to 20.08
Fidelity VIP Mid Cap Portfolio - Service Class 2
December 31, 2021 4,890 7.24 35,403 16.92 0.70 25.47
December 31, 2020 5,134 5.77 29,616 0.40 0.70 16.30
December 3 I, 2019 5,342 4.96 25,991 12.13 0.70 24.62
December 31, 2018 5,642 3.98 22,456 9.94 0.70 (15.32)
December 31, 2017 5,910 4.73 27,722 5.05 0.70 20.66
Fidelity VIP Overseas Portfolio - Initial Class
December 31, 2021 525 4.27 to 3.03 1,932 7.99 0.90 to 1.25 18.48 to 18.09
December 31, 2020 567 3.60 to 2.57 1,808 0.99 0.90 to 1.25 14.58 to 14.17
December 31, 2019 626 2.25 to 42.10 1,728 5.52 0.90to 1.25 26.40 to 26.65
December 31, 2018 729 I.78 to 33.24 1,568 1.67 0.90 to 1.25 (16.04) to (15.65)
December 3 I, 2017 748 2.12 to 39.54 1,914 1.58 0.90 to 1.25 28.48 to 29.52
Fidelity VIP Value Portfolio - Service Class 2
December 31, 2021 154 3.57 549 12.58 0.70 30.79
December 31, 2020 172 2.73 471 5.58 0.70 7.93
December 31, 2019 170 2.53 432 8.81 0.70 25.87
December 31, 2018 172 2.01 340 7.40 0.70 (14.10)
December 31, 2017 180 2.34 417 3.82 0.70 15.84

Units Unit Fair Value Net Assets Investment'  Expense Ratio'  Total Return3
(000s) Lowest to Highest (000s) Income Ratio  Lowest to Highest  Lowest to Highest
Fidelity VIP Value Strategies - Service Class 2
December 3 I, 2021 255 4.06 1,036 9.79 0.70 33.19
December 31, 2020 254 3.05 775 6.75 0.70 7.02
December 31, 2019 272 2.85 771 1.35 0.70 33.80
December 31, 2018 336 2.13 713 0.74 0.70 (18.39)
December 31, 2017 356 2.61 919 1.28 0.70 19.18
Invesco V.I. Discovery Mid Cap Growth Fund*
December 31, 2021 5 36.98 191 10.96 0.70 18.83
December 31, 2020 5 31.12 162  0.70 44.79
December 31, 2019
December 31, 2018
December 31, 2017
Invesco V.1. Diversified Dividend Fund - Series I
December 31, 2021 9 69.39 602 2.70 0.70 19.67
December 31, 2020 7 57.99 421 5.46 0.70 0.10
December 31, 2019 8 57.93 448 8.49 0.70 22.86
December 31, 2018 8 47.15 353 6.02 0.70 (7.57)
December 31, 2017 7 51.01 378 5.46 0.70 8.58
Invesco V.I. Equity and Income Fund**
December 31, 2021 702 3.14 2,205 2.82 0.70
December 31, 2020
December 31, 2019
December 31, 2018
December 31, 2017
Invesco V.I. Health Care Fund - Series I
December 31, 2021 301 4.44 1,336 11.33 0.70 12.48
December 3 I, 2020 320 3.95 1,265 2.67 0.70 13.17
December 31, 2019 417 3.49 1,436 2.48 0.70 32.70
December 31, 2018 407 2.63 1,060 13.21 0.70 0.77
December 31, 2017 450 2.61 1,165 5.76 0.70 16.00
Invesco V.1. Global Real Estate Fund - Series I
December 3 I, 2021 657 4.90 3,220 2.75 0.70 25.96
December 3 l, 2020 680 3.89 2,644 7.93 0.70 (13.56)
December 31, 2019 654 4.50 2,897 4.83 0.70 24.31
December 31, 2018 677 3.62 2,454 5.26 0.70 (7.18)
December 31, 2017 695 3.90 2,685 4.82 0.70 13.04
Invesco V.I. Managed Volatility Fund - Series I***
December 31, 2021    2.08 0.70
December 31, 2020 737 2.75 2,027 4.36 0.70 (2.89)
December 31, 2019 800 2.83 2,230 5.26 0.70 19.41
December 31, 2018 846 2.37 1,994 5.52 0.70 (11.90)
December 31, 2017 923 2.69 2,459 1.29 0.70 10.70
Invesco V.I. Mid Cap Growth Fund - Series I****
December 31, 2021
December 31, 2020  21.29  30.17 0.70 (3.25)
December 31, 2019 5 22.01 116 15.38 0.70 33.23
December 31, 2018 6 16.52 92 12.00 0.70 (5.60)
December 31, 2017 6 17.50 108 8.78 0.70 22.55
Invesco V.1. Small Cap Equity Fund - Series I
December 31, 2021 185 4.21 778 5.44 0.70 20.96
December 31, 2020 202 3.48 705 9.50 0.70 24.73
December 31, 2019 198 2.79 545 13.39 0.70 26.24
December 31, 2018 202 2.21 441 7.30 0.70 (15.00)
December 31, 2017 201 2.60 519 4.88 0.70 14.04
Invesco V.I. Technology Fund - Series I
December 31, 2021 407 4.49 1,830 9.57 0.70 14.84
December 31, 2020 422 3.91 1,651 9.29 0.70 43.75
December 31, 2019 487 2.72 1,307 9.02 0.70 36.00
December 31, 2018 494 2.00 978 4.93 0.70 (0.50)
December 31, 2017 505 2.01 1,008 5.72 0.70 34.90
*This fund was opened on April 30, 2020.
**This fund was opened on April 30, 2021.
***This fund closed on April 30, 2021.
****This fund closed on April 30, 2020. 45

Units Unit Fair Value Net Assets Investment1  Expense Ratio2  Total Return3
(000s) Lowest to Highest (000s) Income Ratio  Lowest to Highest  Lowest to Highest
MFS Core Equity Portfolio - Initial Class
December 31, 2021 6 61.14 349 7.86 0.70 25.42
December 31, 2020 7 48.75 321 5.61 0.70 18.41
December 3 I, 2019 7 41.17 295 14.79 0.70 33.19
December 31, 2018 8 30.91 246 11.94 0.70 (3.86)
December 31, 2017 9 32.15 290 7.21 0.70 24.85
MFS Growth Series - Initial Class
December 31, 2021 233 7.44 1,732 13.71 0.70 23.53
December 31, 2020 240 6.02 1,443 6.38 0.70 30.52
December 31, 2019 265 4.61 1,213 9.41 0.70 38.02
December 31, 2018 295 3.34 975 7.43 0.70 2.77
December 31, 2017 315 3.25 1,016 4.16 0.70 31.58
MFS Investors Trust Series - Initial Class
December 31, 2021 86 5.01 429 3.77 0.70 26.96
December 31, 2020 86 3.95 341 3.83 0.70 12.25
December 31, 2019 94 3.52 325 7.13 0.70 31.84
December 31, 2018 121 2.67 320 5.22 0.70 (5.65)
December 31, 2017 131 2.83 369 4.39 0.70 23.58
MFS Research Series - Initial Class
December 31, 2021 36 5.49 196 6.36 0.70 24.41
December 31, 2020 40 4.41 178 4.50 0.70 16.05
December 31, 2019 41 3.80 156 10.99 0.70 32.87
December 31, 2018 41 2.86 117 13.85 0.70 (4.35)
December 31, 2017 48 2.99 143 8.56 0.70 23.55
T. Rowe Price Equity Income Portfolio
December 31, 2021 3,679 4.00 to 4.41 15,104 8.91 0.70 to 1.25 25.89 to 24.09
December 31, 2020 3,865 3.l8to3.55 12,639 4.79 0.70 to 1.25 0.00 to (0.28)
December 31, 2019 4,057 3.09 to 59.24 13,136 8.75 0.70 to 1.25 24.91 to 27.71
December 31, 2018 4,359 2.46 to 47.29 11,194 11.33 0.70 to 1.25 (1 0.67) to (9.78)
December 31, 2017 4,613 2.75 to 52.94 13,148 11.52 0.70 to 1.25 14.75 to 15.83
T. Rowe Price International Stock Portfolio
December 31, 2021 1,962 2.80 to 2.24 5,261 7.00 0.70 to 1.25 1.57 to 0.17
December 31, 2020 1,987 2.76 to 2.24 5,262 5.12 0.70 to 1.25 12.201013.13
December 31, 2019 2,063 1.88 to 27.38 4,798 6.40 0.70 to 1.25 26.11 to 29.47
December 31, 2018 2,453 1.49 to 21.62 4,445 11.23 0.70 to 1.25 (15.59) to (14.86)
December 31, 2017 2,512 1.75 to 25.53 5,365 5.41 0.70 to 1.25 26.53 to 27.84
T. Rowe Price Limited-Term Bond Portfolio
December 31, 2021 839 1.52 1,275 1.94 0.70 (0.01)
December 31, 2020 822 1.52 1,250 1.98 0.70 3.45
December 31, 2019 570 1.47 826 2.45 0.70 4.26
December 31, 2018 460 1.41 641 2.00 0.70 1.44
December 31, 2017 476 1.39 658 1.50 0.70 1.46
T. Rowe Price Mid-Cap Growth Portfolio
December 31, 2021 1,001 8.99 to 13.0 I 11,959 10.07 0.70 to 1.25 14.87 to 13.39
December 31, 2020 1,112 7.83 to 11.47 11,636 7.50 0.70 to 1.25 23.70 to 22.28
December 3 I, 2019 1,211 6.33 to I 00.39 10,336 7.68 0.70 to 1.25 29.74 to 31.33
December 31, 2018 1,362 4.82 to 77.15 8,822 13.92 0.70 to 1.25 (3.34) to (2.03)
December 31, 2017 1,449 4.92 to 79.79 6,287 12.35 0.70 to 1.25 23.23 to 24.87
These ratios represent dividends, excluding distributions of realized gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund are excluded.
These ratios represent the total return, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

46

(6) UNIT CHANGES
The changes in units outstanding for the periods ended December 31, 2021 and December 31, 2020 were as follows:

 2020   2021
December 31, 2019 Units  Units December 31, 2020 Units  Units December 31, 2021
Fund Units Outstanding Purchased  Redeemed Units Outstanding Purchased  Redeemed Units Outstanding
Alger Balanced Portfolio - Class 1-2 800,800 92,076 113,389 779,487 83,270 112,913 749,844
Alger Capital Appreciation Portfolio - Class 1-2 1,178,540 98,887 173,716 1,103,711 106,733 162,835 1,047,609
Alger Growth & Income Portfolio - Class 1-2 507,955 80,693 l01,745 486,903 47,326 66,316 467,913
Alger Large Cap Growth Portfolio - Class 1-2 812,824 67,912 93,332 787,404 71,766 133,247 725,923
Alger Mid Cap Growth Portfolio - Class 1-2 1,227,692 158,801 239,562 1,146,931 110,923 208,622 1,049,232
Alger Small Cap Growth Portfolio - Class 1-2 559,803 109,360 159,356 509,807 124,140 166,734 467,213
Federated Hern1es Fund for U.S. Government Securities II 137,082 37,650 37,214 137,518 166,947 111,640 192,825
Federated Hermes High Income Bond Fund II - Primary Shares 354,814 50,127 76,576 328,365 88,810 82,386 334,789
Federated Hern1es Kaufmann Fund II - Primary Shares 244,920 11,358 21,249 235,029 23,028 26,279 231,778
Federated Hern1es Managed Volatility Fund II - Primary Shares 207,231 45,238 49,074 203,395 31,988 32,356 203,027
Federated Hern1es Quality Bond Fund II - Primary Shares 122,280 16,458 13,179 125,559 48,965 27,060 147,464
Fidelity VIP Asset Manager Growth Portfolio - Initial Class 356,969 l0,697 29,231 338,435 7,890 36,170 310,155
Fidelity VIP Asset Manager Portfolio - Initial Class 280,722 15,326 44,981 251,067 13,779 23,748 241,098
Fidelity VIP Balanced Portfolio - Initial Class 527,182 17,317 54,591 489,908 15,248 22,939 482,217
Fidelity VIP Contrafund Portfolio - Initial Class 2,341,904 70,524 203,155 2,209,273 19,523 177,346 2,051,450
Fidelity VIP Contrafund Portfolio - Service Class 2 3,994,229 582,037 783,064 3,793,202 482,479 704,845 3,570,836
Fidelity VIP Equity-Income Portfolio - Initial Class 1,192,060 35,484 l01,418 1,126,126 16,157 180,516 961,767
Fidelity VIP Equity-Income Portfolio - Service Class 2 498,646 102,998 100,142 501,502 99,577 134,394 466,685
Fidelity VIP Government Money Market Portfolio - Initial Class 6,548,273 450,907 554,881 6,444,299 399,110 495,258 6,348,151
Fidelity VIP Government Money Market Portfolio - Service Class 2 4,741,517 1,482,40 I 1,694,846 4,529,072 506,793 726,537 4,309,328
Fidelity VIP Growth - Initial Class 3,839,062 76,741 233,705 3,682,098 32,332 359,297 3,355,133
Fidelity VIP Growth and Income - Initial Class 412,439 17,093 36,816 392,716 22,154 45,802 369,068
Fidelity VIP Growth and Income - Service Class 2 269,604 43,753 50,086 263,271 74,441 82,396 255,316
Fidelity VIP Growth Opportunities Portfolio - Initial Class 1,199,098 16,926 96,880 1,119,144 17,677 158,893 977,928
Fidelity VIP Growth Opportunities Portfolio - Service Class 2 695,596 I 14,973 154,685 655,884 104,913 76,422 684,375
Fidelity VIP High Income - Initial Class 343,908 24,783 23,015 345,676 22,720 79,222 289,174
Fidelity VIP Index 500 Portfolio - Initial Class 5,075,439 85,399 380,934 4,779,904 78,420 350,437 4,507,887
Fidelity VIP Index 500 Portfolio - Service Class 2 4,126,008 534,663 788,733 3,871,938 603,033 777,134 3,697,837
Fidelity VIP Investment Grade Bond Portfolio - Initial Class 338,120 15,858 23,271 330,707 30,103 46,482 314,328
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2 297,904 64,649 70,544 292,009 61,805 59,634 294,180
Fidelity VIP Mid Cap Portfolio - Initial Class 1,871,191 43,636 161,656 1,753,171 59,362 231,426 1,581,107
Fidelity VIP Mid Cap Portfolio - Service Class 2 5,341,591 881,338 1,088,978 5,133,951 665,134 908,867 4,890,218
Fidelity VIP Overseas Portfolio - Initial Class 625,584 18,380 76,857 567,107 21,241 63,360 524,988
Fidelity VIP Value Portfolio - Service Class 2 170,498 28,369 26,460 172,407 66,515 85,257 153,665
Fidelity VIP Value Strategies - Service Class 2 272,458 34,362 52,475 254,345 45,784 44,994 255,135
Invesco V.I. Discovery Mid Cap Growth Fund  5,888 697 5,191 78 93 5,176
Invesco V.I. Diversified Dividend Fund - Series I 7,737 1,355 1,827 7,265 3,817 2,410 8,672
Invesco V.I. Equity and Income Fund     820,809 119,219 701,590
Invesco V.I. Health Care Fund - Series I 417,252 40,946 137,818 320,380 64,392 83,968 300,804
Invesco V.I. Global Real Estate Fund - Series I 653,943 164,882 139,089 679,736 115,871 138,436 657,171
Invesco V.I. Managed Volatility Fund - Series I 800,282 175,357 238,l 88 737,451 75,364 812,815
Invesco V.I. Small Cap Equity Fund - Series I 198,404 26,605 22,587 202,422 44,139 61,629 184,932
Invesco V.I. Technology Fund - Series I 487, I 67 52,498 117,736 421,929 99,441 I 13,895 407,475
MFS Core Equity Portfolio - Initial Class 7,186 760 1,369 6,577 74 943 5,708
MFS Growth Series - Initial Class 265,339 16,808 42,259 239,888 29,170 36,153 232,905
MFS Investors Trust Series - Initial Class 93,504 6,459 13,617 86,346 10,606 11,359 85,593
MFS Research Series - Initial Class 41,341 10,989 11,989 40,341 757 5,414 35,684
T. Rowe Price Equity Income Portfolio 4,057,297 522,550 714,818 3,865,029 398,086 584,601 3,678,514
T. Rowe Price International Stock Portfolio 2,063,053 322,362 397,977 1,987,438 355,948 381,036 1,962,350
T. Rowe Price Limited-Term Bond Portfolio 570,191 318,61I 66,503 822,299 107,815 90,986 839,128
T. Rowe Price Mid-Cap Growth Portfolio 1,211,383 22,553 121,528 1,112,408 23,418 134,920 1,000,906
Total 62,388,022 7,225,797 9,937,798 59,676,021 6,519,871 9,579,641 56,616,251

(7) SUBSEQUENT EVENTS
The Separate Account evaluated subsequent events through the date the financial statements were issued. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements.

AMERICAN NATIONAL INSURANCE COMPANY
AND SUBSIDIARIES

Consolidated Financial Statements

December 31, 2021

FINANCIAL STATEMENTS

Index to Annual Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm 3
Consolidated Statements of Financial Position as of December 31, 2021 and 2020 5
Consolidated Statements of Operations for the years ended December 31, 2021, 2020, and 2019 6
Consolidated Statements of Comprehensive Income for the years ended December 31, 2021, 2020, and 2019 7
Consolidated Statements of Changes in Equity for the years ended December 31, 2021, 2020, and 2019 8
Consolidated Statements of Cash Flows for the years ended December 31, 2021, 2020, and 2019 9
Notes to the Consolidated Financial Statements 11
Note 1 - Nature of Operations 11
Note 2 - Summary of Significant Accounting Policies and Practices 11
Note 3 - Recently Issued Accounting Pronouncements 17
Note 4 - Investment in Securities 18
Note 5 - Mortgage Loans 23
Note 6 - Real Estate and Other Investments 28
Note 7 - Derivative Instruments 30
Note 8 - Net Investment Income and Realized Investment Gains (Losses) 31
Note 9 - Fair Value of Financial Instruments 32
Note 10 - Deferred Policy Acquisition Costs 40
Note 11 - Liability for Future Policy Benefits and Policyholder Account Balances 41
Note 12 - Liability for Unpaid Claims and Claim Adjustment Expenses 42
Note 13 - Reinsurance 53
Note 14 - Federal Income Taxes 54
Note 15 -Accumulated Other Comprehensive Income 56
Note 16 - Stockholder's Equity and Noncontrolling Interests 57
Note 17 - Pension and Postretirement Benefits 61
Note 18 - Commitments and Contingencies 65
Note 19 - Related Party Transactions 66

Independent Auditors' Report

To the Board of Directors
American National Insurance Company Galveston, Texas

Opinion
We have audited the accompanying consolidated financial statements of American National Insurance Company (the "Company"), which comprise the consolidated statements of financial position as of December 31, 2021 and 2020, and the related consolidated statements of comprehensive income, changes in equity, and cash flows for the years ended December 31, 2021 and 2020, and the related notes to the consolidated financial statements.
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.
Basis for Opinions
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Predecessor Auditor's Opinion on 2019 Financial Statements
The financial statements of the Company for the year ended December 31, 2019 were audited by other auditors whose report, dated February 28, 2020, expressed an unmodified opinion on those statements.
Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.
Auditor's Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

-Exercise professional judgment and maintain professional skepticism throughout the audit.

-Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

-Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

-Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

-Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time. We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ DELOITTE & TOUCHE LLP

Houston, Texas April 15, 2022

AMERICAN NATIONAL INSURANCE COMPANY CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
(In thousands, except share data)

December 31,
2021 2020

Fixed maturity, bonds held-to-maturity, at amortized cost, net of allowance for credit losses of$13,129 in 2021 and$ I 2,442 in 2020 (Fair value $7,458,789 in 2021 and $7,983,181 in 2020) $ 7,088,981 $ 7,354,970
Fixed maturity, bonds available-for-sale, at fair value (Allowance for credit losses of $10,310 in 2021 and
$7,482 in 2020) (Amortized cost $8,107,794 in 2021 and $7,073,142 in 2020)
8,380,248
7,597,180
Equity securities, at fair value (Cost $94,732 in 2021 and $754,625 in 2020) 135,433 2,070,766
Mortgage loans on real estate, net of allowance for credit losses of$97,079 in 2021 and $125,703 in 2020 5,199,334 5,242,531
Policy loans 365,208 373,014
Real estate and real estate partnerships, net of accumulated depreciation of $287,387 in 2021 and $269,626 in 2020
928,412
960,572
Investment funds 961,763 477,135
Short-term investments 1,840,732 1,028,379
Other invested assets 125,795 94,415
Total investments 25,025,906 25,198,962
Cash and cash equivalents 1,870,436 322,326
Accrued investment income 192,913 216,389
Reinsurance recoverables, net of allowance for credit losses of $14,553 in 2021 and $14,353 in 2020 459,621 414,359
Prepaid reinsurance premiums 47,789 42,804
Premiums due and other receivables 382,562 351,972
Deferred policy acquisition costs 1,498,124 1,360,211
Property and equipment, net of accumulated depreciation of $302,936 in 2021 and $281,738 in 2020 137,466 121,578
Current tax receivable  1,726
Prepaid pension 167,587 80,526
Other assets 156,768 155,600
Separate account assets 1,320,703 I, 185,467
Total assets $ 31,259,875 $ 29,451,920
LIABILITIES
Future policy benefits
Life $ 3,216,626 $ 3,149,067
Annuity 1,598,365 1,617,774
Health 45,715 49,658
Policyholders' account balances 13,879,198 12,812,155
Policy and contract claims 1,692,295 1,575,288
Unearned premium reserve 1,013,830 956,343
Other policyholder funds 379,545 358,601
Liability for retirement benefits 79,089 70,254
Notes payable 149,248 153,703
Deferred tax liabilities, net 202,084 478,482
Current tax payable 312,730
Federal Home Loan Bank advance  250,000
Other liabilities 411,966 334,079
Separate account liabilities 1,320,703 I, 185,467
Total liabilities 24,301,394 22,990,871
EQUITY
American National Insurance Company stockholders' equity:
Common stock 5,000
Additional paid-in capital 47,966 47,966
Accumulated other comprehensive income 147,054 222,170
Retained earnings 6,750,770 6,183,616
Total American National stockholders' equity 6,950,790 6,453,752
Noncontrolling interest 7,691 7,297
Total stockholders' equity 6,958,481 6,461,049
Total liabilities and stockholders' equity $ 31,259,875 $ 29,451,920

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands)

Years ended December 31,
2021 2020 2019
PREMIUMS AND OTHER REVENUES
Premiums
Life $ 412,769 $ 396,099 $ 359,419
Annuity 74,925 92,866 147,139
Health 143,484 168,805 165,035
Property and casualty 1,669,875 1,560,304 1,511,201
Other policy revenues 359,707 310,746 305,256
Net investment income 1,171,654 976,126 1,180,907
Net realized investment gains 64,628 35,660 37,719
Other-than-temporary impairments   (6,968)
(lncrease) decrease in investment credit loss 28,778 (102,603)
Net gains on equity securities 420,283 356,281 422,535
Other income 45,688 40,556 51,401
Total premiums and other revenues 4,391,791 3,834,840 4,173,644
BENEFITS, LOSSES AND EXPENSES
Policyholder benefits
Life 605,724 533,925 449,252
Annuity 149,931 214,158 218,576
Claims incurred
Health 98,029 I 16,122 109,013
Property and casualty 1,094,126 1,005,620 1,042,153
Interest credited to policyholders' account balances 448,654 321,042 511,999
Commissions for acquiring and servicing policies 640,097 553,600 532,634
Other operating expenses 546,067 514,265 524,888
Change in deferred policy acquisition costs (79,632) (5,678) (12,749)
Total benefits, losses and expenses 3,502,996 3,253,054 3,375,766
Income before federal income tax and other items 888,795 581,786 797,878
Less: Provision (benefit) for federal income taxes
Current 410,084 57,807 87,032
Deferred (240,527) 59,045 78,385
Total provision for federal income taxes 169,557 116,852 165,417
Income after federal income tax 719,238 464,934 632,461
Other components of net periodic pension benefit (costs), net of tax 3,574 4,456 (684)
Net income 722,812 469,390 631,777
Less: Net income attributable to noncontrolling interest, net of tax 657 1,008 11,414
Net income attributable to American National $ 722,155 $ 468,382 $ 620,363

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands)

Years ended December 31,
2021 2020 2019
Net income $ 722,812 $ 469,390 $ 631,777
Other comprehensive income (loss), net of tax
Change in net unrealized gains (losses) on securities (142,854) 134,315 184,156
Foreign currency transaction and translation adjustments 62 235 390
Defined benefit pension plan adjustment 67,676 (11,898) 15,495
Total other comprehensive income (loss), net of tax (75,116) 122,652 200,041
Total comprehensive income 647,696 592,042 831,818
Less: Comprehensive income attributable to noncontrolling interest 657 1,008 11,414
Total comprehensive income attributable to American National $ 647,039 $ 591,034 $ 820,404

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
(In thousands, except per share data)

Common Stock
Additional Paid-In Capital Accumulated Other Comprehensive Income (Loss)
Retained Earnings
Treasury Stock
Noncontrolling Interest

Total Equity
Balance at December 31, 2018 $ 30,832 $ 20,694 $ (99,738) $  5,413,952 $  (108,492) $ 14,267 $ 5,271,515
Reissuance of treasury shares  237   23  260
Amortization of restricted stock  80     80
Cumulative effect of accounting change
(785)
785
Other comprehensive income   200,041    200,041
Net income attributable to American National
620,363
620,363
Cash dividends to common stockholders (declared per share
of $3.28) (88,243) (88,243)
Contributions 388 388
Net income attributable to
noncontrolling interest 11,414 11,414
Reclassification of par value due to
reorganization (26,887) 26,887
Retirement of treasury shares (3,945)   (104,524) 108,469
Amortization of restricted stock  68    68
Cumulative effect of accounting change
(33,500)
(33,500)
Other comprehensive income   122,652   122,652
Net income attributable to American National
468,382
468,382
Cash dividends to common
stockholders (declared per share of$1.64)
(44,095)
(44,095)
Cash dividends to parent     (49,504)   (49,504)
Contributions       856 856
Distributions       (581) (581)
Net income attributable to noncontrolling interest
1,008
1,008
Balance at December 31, 2020 $  $ 47,966 $ 222,170 $  6,183,616 $ $ 7,297 $ 6,461,049
Common stock issued  5,000      5,000
Other comprehensive loss    (75,116)    (75,116)
Net income attributable to American National
722,155
722,155
Cash dividends to parent     (155,00 I)   (155,001)
Contributions       386 386
Distributions       (649) (649)
Net income attributable to noncontrolling interest
657
657
Balance at December 31, 2021 $ 5,000 $ 47,966 $ 147,054 $  6,750,770 $ $ 7,691 $ 6,958,481

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

Years ended December 31,
2021 2020 2019

Net income

Net realized investment gains

$ 722,812  $ 469,390  $ 631,777

(64,628) (35,660) (37,719)

Increase (decrease) in investment credit loss

(28,778) 102,603

Net capitalized interest on policy loans and mortgage loans

(31,620) (30,367) (34,081)

Interest credited to policyholders' account balances

448,654 321,042 511,999

Deferred federal income tax expense (benefit) (240,527) 59,045 78,385

Distributions from unconsolidated affiliates Policyholder liabilities

150,024 82,045 111,848

271,202 210,397 145,396

Reinsurance recoverables

(45,262) (2,529) 15,645

Prepaid reinsurance premiums

(4,985) 1,865 8,952

Current tax payable

314,456 (11,759) 18,893

Fair value of option securities

(127,681) (51,931) (144,978)

Other, net

(9,836) (101,432) 5,503

INVESTING ACTIVITIES

Held-to-maturity securities

1,274,488 1,615,811 864,481

Equity securities 2,467,165 117,866 294,798

Mortgage loans

951,602 522,900 837,732

Other invested assets

239,767 148,101 120,455

Distributions from real estate and real estate partnerships

120,019 6,866 61,075

Payment for the purchase/origination of:

Available-for-sale securities

(2,244,974) (1,473,808) (528,495)

Real estate and real estate partnerships

(12,252) (31,518) (24,163)

Policy loans

(20,527) (22,338) (27,722)

Additions to property and equipment

(37,150) (39,863) (21,402)

Contributions to investment funds

(591,324) (256,638) (185,140)

Change in collateral held for derivatives

20,604 (15,648) 107,133

Net cash provided by (used in) investing activities

605,346 (445,319) (523,723)

AMERICAN NATIONAL INSURANCE COMPANY CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
(In thousands)

Years ended December 31,
2021 2020 2019
FINANCING ACTIVITIES
Policyholders' account deposits 2,229,554 1,232,520 1,770,646
Policyholders' account withdrawals (1,251,458) (1,388,649) (1,481,234)
Proceeds from Federal Home Loan Bank borrowings  500,000
Repayment of Federal Home Loan Bank borrowings (250,000) (250,000)
Change in notes payable (4,455) (4,294) 20,034
Dividends to stockholders  (44,095) (88,243)
Dividends to parent (155,00 I) (49,504)
Payments to noncontrolling interest (649) (581) (20,055)
Net cash provided by (used in) financing activities 567,991 (4,603) 201,148
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS 1,548,110 (129,675) 183,837
Cash and cash equivalents at beginning of the period 322,326 452,001 268,164
Cash and cash equivalents at end of the period $ 1,870,436 $ 322,326 $ 452,001

Supplemental cash flow information:
Interest paid $ 387 $ 805 $
Income taxes paid, net 88,254 62,518 86,440

See accompanying notes to the consolidated financial statements.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Nature of Operations

American National Insurance Company, a Texas life insurance company ("ANICO"), is a wholly owned subsidiary of American National Group, Inc., a Delaware corporation ("ANAT"). ANICO and its consolidated subsidiaries (collectively "American National" or "the Company") offers a broad portfolio of insurance products, including individual and group life insurance, annuities, health insurance, and property and casualty insurance. Business is conducted in all 50 states, the District of Columbia, and Puerto Rico.

On August 6, 2021, ANAT entered into an Agreement and Plan of Merger (the "Merger Agreement") with Brookfield Asset Management Reinsurance Partners Ltd. ("Brookfield Reinsurance"), an exempted company limited by shares existing under the laws of Bermuda, and Freestone Merger Sub Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Brookfield Reinsurance ("Merger Sub"). On the terms and subject to the conditions of the Merger Agreement, at the closing, Merger Sub will merge with and into the Company (the "Merger"), with the Company continuing as the surviving entity, which will become an indirect, wholly-owned subsidiary of Brookfield Reinsurance. The Merger was unanimously approved by the Company's board of directors. The Merger has received the requisite stockholder approval required under Delaware law. The only remaining significant closing condition pursuant to the Merger is the required regulatory approval from the insurance authorities in Texas, Missouri, New York, Louisiana and California.

Note 2 - Summary of Significant Accounting Policies and Practices

The consolidated financial statements and notes thereto have been prepared in conformity with GAAP and are reported in U.S. currency. American National consolidates entities that are wholly-owned and those in which American National owns less than 100% but controls the voting rights, as well as variable interest entities in which American National is the primary beneficiary. Intercompany balances and transactions with consolidated entities have been eliminated. Investments in unconsolidated affiliates, which include real estate partnerships and investment funds, are accounted for using the equity method of accounting. Certain amounts in prior years have been reclassified to conform to current year presentation.

During the first quarter of 2021, we reclassified the Company's earnings from equity method investments in the condensed consolidated statements of operations from "Equity in earnings of unconsolidated affiliates" to "Net investment income." For the years ended December 31, 2020 and 2019, $42.5 million and $103.5 million were reclassified, with no impact to net income. We also reclassified the related asset balances in the consolidated statements of financial position from "Investments in unconsolidated affiliates" to "Real estate and real estate partnerships" and "Investment funds," with no impact to total assets.
Management believes these reclassifications result in increased transparency to the users of the financial statements as it relates to the Company's invested assets and the performance of these investments that are tied to the primary operations of the Company.

The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the reported consolidated financial statement balances. Actual results could differ from those estimates.

Investments

Investment securities are comprised of bonds classified as held-to-maturity that are carried at amortized cost net of credit loss allowance and bonds classified as available-for-sale that are carried at fair value. In addition, equity investments, other than those accounted for under the equity method or those that result in consolidation of the investee, are measured at fair value with changes in fair value recognized in earnings.

Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized discount, deferred expenses, and allowances. Accretion of discounts is recorded using the effective yield method. Interest income, prepayment fees, and accretion of discounts and origination fees are reported in "Net investment income" in the consolidated statements of operations. Interest income earned is accrued on the principal amount of the loan based on contractual interest rate. However, interest ceases to accrue for loans on which interest is more than 90 days past due, when the collection of interest is not probable, or when a loan is in foreclosure. Income on past due loans is reported on a cash basis. When a loan becomes current, it is placed back into accrual status. Cash receipts on impaired loans are recorded as a reduction of principal, interest income, expense reimbursement, or other manner in accordance with the loan agreement. In the consolidated statements of operations, gains and losses from the sale of loans are reported in "Net realized investment gains," and changes in allowances are reported in "(Increase) decrease in investment credit loss."

Mortgage loans are presented net of the Company's recorded allowance for expected credit loss, which represents the portion of amortized cost basis on mortgage loans that the Company does not expect to collect. In determining the Company's allowance for credit losses, management: (i) pools and evaluates mortgage loans with similar risk characteristics, (ii) considers expected lifetime credit losses adjusted for prepayments and extensions, and (iii) considers past events, current economic conditions and forecasts of future economic conditions. The allowance is calculated quarterly for each property type based on inputs unique to each loan property type.

On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable), and reasonably expected troubled debt restructurings (i.e., the Company grants concessions to a borrower that is experiencing financial difficulties) may be evaluated individually for credit loss. The allowance for credit losses for loans evaluated individually is established using the same methodologies for the overall commercial portfolio segment except for collateral dependent loans. The allowance for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan's underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans is recorded as a change in the allowance for credit losses which is recorded on a quarterly basis as a charge or credit to earnings.

Policy loans are carried at the outstanding balance plus any accrued interest which approximates fair value.

Investment real estate including related improvements are stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 15 to 50 years). Rental income is recognized on a straight-line basis over the term of the respective lease. American National classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated while it is classified as held-for-sale. American National periodically reviews its investment real estate for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included as an adjustment to "Net realized investment gains" in the consolidated statements of operations. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks as well as other appraisal methods. Real estate acquired upon foreclosure is recorded at the lower of its cost or its estimated fair value at the date of foreclosure.

Real estate joint ventures and other limited partnership interests in which the Company has more than a minor interest or influence over the investee's operations, but it does not have a controlling interest and is not the primary beneficiary, are accounted for using the equity method. These investments are reported as "Real estate and real estate partnerships" in the consolidated statements of financial position. For certain joint ventures, American National records its share of earnings using a lag methodology of one to three months when timely financial information is not available, and the contractual right does not exist to receive such financial information. In addition to the investees' impairment analysis of their underlying investments, American National routinely evaluates its investments in those investees for impairments. American National considers financial and other information provided by the investee, other known information, and inherent risks in the underlying investments, as well as future capital commitments, in determining whether impairment has occurred. When an impairment is deemed to have occurred at the joint venture level, American National recognizes its share as an adjustment to "Net investment income" to record the investment at its fair value. When an impairment results from American National's separate analysis, an adjustment is made through "Net realized investment gains" to record the investment at its fair value.

Investment funds are primarily comprised of senior secured and second lien private loans that are secured by assets, revenues and credit/balance sheet lending. We recognize our share of the fund's earnings in net investment income on a one-quarter lag under the equity method of accounting. Cash distributions are received from the earnings and from liquidation of underlying investments. All investment funds are reevaluated quarterly by the fund manager and are audited annually by an independent audit firm.

Short-term investments comprised of commercial paper are carried at amortized cost, which approximates fair value. Short term investments have a maturity of less than one year.

Other invested assets comprised primarily of equity-indexed options are carried at fair value and may be collateralized by counterparties; such collateral is restricted to the Company's use. Separately managed accounts and Federal Home Loan Bank stock are also included in other invested assets and are carried at cost or market value if available from the account manager. Other invested assets also include tax credit partnerships and mineral rights less allowance for depletion, where applicable.

Credit losses on fixed maturity securities, held-to-maturity, receive a lifetime expected credit loss allowance upon initial recognition of the security representing the net amount expected to be collected. Expected credit losses are measured on a collective (pool) basis by major security type with the credit loss allowance determined based on the difference between the net present value of the expected cash flows from those pooled securities with the amortized cost basis. The expected cash flows are discounted at the effective interest rate of the security and consider historical credit loss information that is adjusted for current market conditions and reasonable and supportable economic forecasts based upon a third party valuation model. The valuation model calculates expected cash flows based on scenario conditioned probability of default and loss given default.
Probability of default measures the likelihood of default over a specified time period, and the loss given default measures the amount that the Company could lose in the event of a counterparty default.

For fixed maturity securities, available-for-sale, in unrealized loss positions which American National does not intend to sell and for which it is not more-likely-than-not that it will be required to sell before its anticipated recovery, American National assesses whether the amortized cost basis of securities will be recovered by comparing the net present value of the expected cash flows from those securities with its amortized cost basis. Management estimates the expected cash flows using a third party valuation model similar to that used for held-to-maturity securities. The net present value of the expected cash flows is calculated by discounting management's best estimate of expected cash flows at the effective interest rate implicit in the fixed maturity security when acquired. If the net present value of the expected cash flows is less than the amortized cost, a credit loss allowance is recorded. The credit loss is recorded as the excess of amortized cost over the net present value of the expected cash flows limited by the amount the fair value is less than the amortized cost (fair-value floor). If the fair value is less than the net present value of its expected cash flows at the impairment measurement date, a non-credit loss exists which is recorded in other comprehensive income (loss) for the difference between the fair value and the net present value of the expected cash flows.

Additions to or releases of the allowance on all fixed maturity securities are reported in "(Increase) decrease in investment credit loss" in the consolidated statements of operations.

Prior to January 1, 2020, an other-than-temporary impairment ("OTTI") loss was recorded when management believed the carrying value would not be realized. After the recognition of a credit loss, fixed maturity securities were accounted for as if they had been purchased on the OTTI measurement date, with a cost basis equal to their previous amortized cost less the related OTTI losses recognized in earnings. The new cost basis of an other-than-temporarily impaired security was not adjusted for subsequent increases in estimated fair value. Should there have been a significant increase in the estimate of cash flows expected to be collected from previously impaired securities, the increase would have been accounted for prospectively by accreting it as interest income over its remaining life.

Derivative instruments in the form of equity-indexed options are purchased to hedge against future interest rate increases in liabilities indexed to market rates and are recorded in the consolidated statements of financial position within other invested assets at fair value, net of collateral provided by counterparties. The change in fair value of derivative assets and liabilities is reported in the consolidated statements of operations as "Net investment income" and "Interest credited to policyholders' account balances," respectively. American National does not apply hedge accounting treatment to its derivative instruments. The Company uses derivative instruments to hedge its business risk and holds collateral to offset exposure from its counterparties. Collateral that supports credit risk is reported in the consolidated statements of financial position as an offset to "Other invested assets" with an associated payable to "Other liabilities" for excess collateral.

Cash and cash equivalents have durations that do not exceed 90 days at the date of acquisition, include cash on-hand and in banks, as well as amounts invested in money market funds, and are reported as "Cash and cash equivalents" in the consolidated statements of financial position.

Property and equipment consist of buildings occupied by American National, data processing equipment, software, furniture and equipment, and automobiles which are carried at cost, less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful life of the asset (typically 3 to 50 years).

Insurance specific assets and liabilities

Deferred policy acquisition costs ("DAC") are capitalized costs related directly to the successful acquisition of new or renewal insurance contracts. Significant costs are incurred to acquire insurance and annuity contracts, including commissions and certain underwriting, policy issuance, and processing expenses.

DAC on traditional life, including limited-pay contracts, and health products is amortized with interest over the anticipated premium-paying period of the related policies in proportion to the ratio of annual premium revenue expected to be received over the life of the policies. Expected premium revenue is estimated by using the same mortality, morbidity, and withdrawal assumptions used in computing liabilities for future policy benefits. DAC is reduced by a provision for possible inflation of maintenance and settlement expenses determined by means of grading interest rates.

DAC on universal life and investment-type contracts is amortized as a level percentage of the present value of anticipated gross profits from investment yields, mortality, and surrender charges. The effect of the realization of unrealized gains (losses) on DAC is recognized within AOCI in the consolidated statements of financial position as of the reporting date. A change in interest rates could have a significant impact on DAC calculated for these contracts.

DAC associated with property and casualty business is amortized over the coverage period of the related policies, in relation to premiums earned.

DAC on participating whole life products is amortized in proportion to estimated gross margins. Estimated gross margins are equal to premiums, plus investment income, less benefits, less expenses not included in DAC, less the change in reserves, less dividends.

For short-duration and long-duration contracts, DAC is grouped consistent with the manner in which insurance contracts are acquired, serviced, and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is anticipated in assessing the recoverability of DAC for short-duration contracts.

Liabilities for future policy benefits for traditional products have been provided on a net level premium method based on estimated investment yields, withdrawals, mortality, and other assumptions that were appropriate at the time the policies were issued. Estimates are based on historical experience adjusted for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. When it is determined that future expected experience differs significantly from existing assumptions, the estimates are revised for current and future issues.

Policyholders' account balances represent the contract value that has accrued to the benefit of the policyholders related to universal-life and investments-type contracts. For fixed products, these are generally equal to the accumulated deposits plus interest credited, reduced by withdrawals, payouts, and accumulated policyholder assessments. Indexed product account balances are equal to the sum of host and embedded derivative reserves computed per derivative accounting guidance.

Liabilities for unpaid claims and claim adjustment expenses ("CAE") are established to provide for the estimated costs of paying claims. These reserves include estimates for both case reserves and IBNR claim liabilities. Case reserves include the liability for reported but unpaid claims. IBNR liabilities include a provision for potential development on case reserves, losses on claims currently closed which may reopen in the future, as well as IBNR claims. These liabilities also include an estimate of the expense associated with settling claims, including legal and other fees, and the general expenses of administering the claims adjustment process.

Reinsurance recoverables are estimated amounts due to American National from reinsurers related to paid and unpaid ceded claims and CAE and are presented net of a reserve for collectability. Recoveries of gross ultimate losses under our noncatastrophe reinsurance are estimated by a review of individual large claims and the ceded portion of IBNR using assumed distribution of loss by percentage retained. Recoveries of gross ultimate losses under our catastrophe reinsurance are estimated by applying reinsurance treaty terms to estimates of gross ultimate losses. The most significant assumption is the average size of the individual losses for those claims that have occurred but have not yet been reported and our estimate of gross ultimate losses. The ultimate amount of the reinsurance ceded recoverable is unknown until all losses settle.

Separate account assets and liabilities

Separate account assets and liabilities are funds that are held separate from the general assets and liabilities of American National. Separate account assets include funds representing the investments of variable insurance product contract holders, who bear the investment risk of such funds. Investment income and investment gains and losses from these separate funds accrue to the benefit of the contract holders. American National reports separately, as assets and liabilities, investments held in such separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from American National's general account liabilities; (iii) investments are directed by the contract holder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contract holder. In addition, American National's qualified pension plan assets are included in separate accounts. The assets of these accounts are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses in the consolidated statements of operations. Separate accounts are established in conformity with insurance laws and are not chargeable with liabilities that arise from any other business of American National.

Premiums, benefits, claims incurred, and expenses

Traditional ordinary life and health premiums are recognized as revenue when due. Benefits and expenses are associated with earned premiums to result in recognition of profits over the term of the insurance contracts.

Annuity premiums received on limited-pay and supplemental annuity contracts involving a significant life contingency are recognized as revenue when due. Deferred annuity premiums are recorded as deposits rather than recognized as revenue.
Revenues from deferred annuity contracts are principally surrender charges and, in the case of variable annuities, administrative fees assessed to contract holders.

Universal life and single premium whole life revenues represent amounts assessed to policyholders including mortality charges, surrender charges actually paid, and earned policy service fees. Amounts included in expenses are benefits in excess of account balances returned to policyholders.

Property and casualty premiums are recognized as revenue over the period of the contract in proportion to the amount of insurance protection, which is generally evenly over the contract period, net of reinsurance ceded. Claims incurred consist of claims and CAE paid and the change in reserves, net of reinsurance received and recoverable.

Participating insurance policies

Participating business comprised approximately 4.0% of the life insurance in-force at December 31, 2021 and 16.5% of life premiums in 2021.

For the majority of this participating business, profits earned are reserved for the payment of dividends to policyholders, except for the stockholders' share of profits on participating policies, which is limited to the greater of 10% of the profit on participating business, or 50 cents per thousand dollars of the face amount of participating life insurance in-force. Participating policyholders' interest includes the accumulated net income from participating policies reserved for payment to such policyholders in the form of dividends (less net income allocated to stockholders as indicated above) as well as a pro rata portion of unrealized investment gains (losses). Dividends to participating policyholders were $8.1 million, $7.0 million, and
$8.4 million for the years ended 2021, 2020, and 2019, respectively. Income of$18.3 million, $5.8 million, and $34.0 million was allocated to participating policyholders for the years ended 2021, 2020, and 2019, respectively.

For all other participating business, the allocation of dividends to participating policyowners is based upon a comparison of experienced rates of mortality, interest and expenses, as determined periodically for representative plans of insurance, issue ages and policy durations, with the corresponding rates assumed in the calculation of premiums.

Federal income taxes

American National files a consolidated life and non-life federal income tax return. Certain subsidiaries that are consolidated for financial reporting are not eligible to be included in the consolidated federal income tax return; accordingly, they file separate returns.

Deferred income tax assets and liabilities are recognized to reflect the future tax consequences attributable to differences between the financial statement amounts of assets and liabilities and their respective tax bases. Deferred taxes are measured using enacted tax rates expected to apply in the years in which those temporary differences are expected to be recovered or settled.

American National recognizes tax benefits on uncertain tax positions if it is "more-likely-than-not" the position based on its technical merits will be sustained by taxing authorities. American National recognizes the largest benefit that is greater than 50% likely of being ultimately realized upon settlement. Tax benefits not meeting the "more-likely-than-not" threshold, if applicable, are included with "Other liabilities" in the consolidated statements of financial position. American National recognizes interest expense and penalties related to uncertain tax positions, if applicable, as income tax expense in the consolidated statements of operations. Accrued interest expense and penalties related to uncertain tax positions are reported as "Other liabilities" in the consolidated statements of financial position.

Pension and postretirement benefit plans

Pension and postretirement benefit obligations and costs for our frozen benefit plans are estimated using assumptions including demographic factors such as retirement age and mortality.

American National uses a discount rate to determine the present value of future benefits on the measurement date. The guideline for setting this rate is a high-quality long-term corporate bond rate. For this purpose, a hypothetical bond portfolio to match the expected monthly benefit payments under the pension plan was constructed with the resulting yield of the portfolio used as a discount rate.

In developing the investment return assumption, we relied on a model that utilizes the following factors: Current yield to maturity of fixed income securities
Forecasts of inflation, GDP growth, and total return for each asset class Historical plan performance
Target asset allocation
Standard deviations and correlations related to historical and expected future returns of each asset class and inflation

The resulting assumption is the assumed rate of return for the plans' target asset allocation, net of investment expenses, and reflects anticipated returns of the plans' current and future assets.

Using this approach, the calculated return will fluctuate from year to year; however, it is American National's policy to hold this long-term assumption relatively constant.

Stock-based compensation

Stock Appreciation Rights ("SARs") liability and compensation cost is based on the fair value of the grants and is remeasured each reporting period through the settlement date. The fair value of the SARs is calculated using the Black-Scholes-Merton option-pricing model. The key assumptions used in the model include: the grant date and remeasurement date stock prices, expected life of the SARs, and the risk-free rate of return. The compensation liability related to the SAR award is reported as "Other liabilities" in the consolidated statements of financial position.

Restricted Stock ("RS") equity and compensation cost is based on the fair value of the underlying stock at grant date. The compensation cost accrued is reported as "Additional paid-in capital" in the consolidated statements of financial position.

Restricted Stock Units ("RSUs") are settled in cash, resulting in classifying RSUs as a liability award. The liability is remeasured each reporting period through the vesting date and is adjusted for changes in fair value. The compensation liability related to the RSUs is reported as "Other Liabilities" in the consolidated statements of financial position.

Litigation contingencies

Existing and potential litigation is reviewed quarterly to determine if any adjustments to liabilities for possible losses are necessary. Reserves for losses are established whenever they are probable and reasonably estimable. If no one estimate within the range of possible losses is more probable than any other, a reserve is recorded based on the lowest amount of the range.

Note 3 - Recently Issued Accounting Pronouncements Adoption of New Accounting Standards

Standard
Description Effective Date and Method of Adoption
Impact on Financial Statements
ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes The amendments simplify the accounting for income taxes by removing certain exceptions in the existing guidance including those related to intra-period tax allocation when there is a loss from continuing operations and income or a gain from other items.
The amendments require that an entity recognize a franchise tax (or similar tax) that is partially based on income as an income-based tax and account for any incremental amount incurred as a non-income-based tax as well as other minor changes. This standard became effective for the Company for all annual and interim periods beginning January I, 2021. The new guidance specifies which amendments should be applied prospectively, retrospective to all periods presented or on a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the year of adoption. The adoption of this standard did not have a material impact to the Company's Consolidated Financial Statements or Notes to the Consolidated Financial Statements.

Future Adoption of New Accounting Standards - The FASS issued the following accounting guidance relevant to American National:

Standard
Description Effective Date and Method of
Adoption
Impact on Financial Statements
ASU 2018-12, Financial Services-Insurance (Topic 944): Targeted Improvements to the Accounting for Long Duration Contracts The guidance will improve the timeliness of recognizing changes in the liability for future policy benefits for traditional and limited payment long duration contracts and will modify the rate used to discount future cash flows. The guidance will also simplify the accounting for certain market-based options or guarantees associated with deposit (or account balance) contracts (market risk benefits), simplify the amortization of deferred acquisition costs and add significant qualitative and quantitative disclosures. This standard will become effective for the Company for all annual and interim periods beginning January 1, 2023, which was extended from the previous effective date of January 1, 2022 through the issuance of ASU 2020-11. The guidance allows for one of two adoption methods, a modified retrospective transition or a full retrospective transition except for the changes to accounting for market risk benefits which will require a retrospective transition. Considerable progress in the implementation of the new standard has been made; however, we have not yet estimated the impact the new guidance will have on the consolidated financial statements. Accounting and actuarial policy elections have mostly been determined, data flows are being established, actuarial models are being developed, and implementation of a financial reporting disclosure system is in progress.
ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting The amendments in this guidance provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The guidance only applies to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments in this guidance are effective for all entities as of March 12, 2020 and will sunset through December 31, 2022, at which time the application of exceptions and optional expedients will no longer be permitted. The FASB is currently deliberating an ASU that would extend the sunset date through December 31, 2024. The inventory of LIBOR exposures has been completed and is primarily limited to floating rate bonds, alternative investments, and borrowings within joint venture investments. Some of the contracts included in these categories have matured prior to December 31, 2021, the start of LIBOR rates cessations. The transition from LIBOR is expected to result in an immaterial impact to the Company's Consolidated Financial Statements or Notes to the Consolidated Financial Statements.

Note 4 - Investment in Securities

The cost or amortized cost and fair value of investments in securities are shown below (in thousands):

 December 31, 2021

Cost or Gross Unrealized Gross Unrealized
Allowance for
 Amortized Cost Gains Losses Credit Losses Fair Value
Fixed maturity, bonds held-to-maturity
U.S. treasury and government $ 12,284 $ $ (287) $ $ 11,997
U.S. states and political subdivisions 104,039 1,676 (1,906)  I 03,809
Foreign governments 14,369 137 (159)  14,347
Corporate debt securities 6,810,518 388,726 (21,213) (11,467) 7,166,564
Residential mortgage-backed securities 48,491 2,684 (481) (516) 50,178
Collateralized debt securities 112,409 1,677 (1,046) (1,146) 111,894
Total bonds held-to-maturity 7,102,110 394,900 (25,092) (13,129) 7,458,789
Fixed maturity, bonds available-for-sale
U.S. treasury and government 26,887 121 (255)  26,753
U.S. states and political subdivisions 1,028,331 51,124 (2,312) (14) 1,077,129
Foreign governments 5,000 841   5,841
Corporate debt securities 6,809,610 268,964 (35,285) (7,141) 7,036,148
Residential mortgage-backed securities 32,234 342 (341) (268) 31,967
Collateralized debt securities 205,732 469 (904) (2,887) 202,410
Total bonds available-for-sale 8,107,794 321,861 (39,097) (10,310) 8,380,248
Total investments in fixed maturity $ 15,209,904 $ 716,761 $ (64,189) $ (23,439) $ 15,839,037

 December 31, 2020

Cost or Gross Unrealized Gross Unrealized
Allowance for
 Amortized Cost Gains Losses Credit Losses Fair Value
Fixed maturity, bonds held-to-maturity
U.S. treasury and government $ 7,733 $ II $ $ $ 7,744
U.S. states and political subdivisions 109,445 4,101 (II)  113,535
Foreign governments 3,851 374   4,225
Corporate debt securities 6,992,095 623,233 (9,117) (7,475) 7,598,736
Residential mortgage-backed securities 114,579 5,065 (1,464) (452) 117,728
Collateralized debt securities 139,709 6,864 (845) (4,515) 141,213
Total bonds held-to-maturity 7,367,412 639,648 (11,437) (12,442) 7,983,181
Fixed maturity, bonds available-for-sale
U.S. treasury and government 28,766 418 (I)  29,183
U.S. states and political subdivisions 1,066,627 73,976 (145)  1,140,458
Foreign governments 14,995 1,393   16,388
Corporate debt securities 5,887,756 471,205 (17,207) (7,275) 6,334,479
Residential mortgage-backed securities 20,544 964 (29) (188) 21,291
Collateralized debt securities 54,454 1,040 (94) (19) 55,381
Total bonds available-for-sale 7,073,142 548,996 (17,476) (7,482) 7,597,180
Total investments in fixed maturity $ 14,440,554 $ 1,188,644 $ (28,913) $ (19,924) $ 15,580,361

The amortized cost and fair value, by contractual maturity, of fixed maturity securities are shown below (in thousands):

December 31, 2021
Bonds Held-to-Maturity Bonds Available-for-Sale
 Amortized Cost Fair Value Amortized Cost Fair Value
Due in one year or less $ 853,273 $ 865,103 $ 574,056 $ 580,191
Due after one year through five years 2,232,939 2,355,707 3,015,864 3,156,717
Due after five years through ten years 2,969,115 3,145,270 2,474,224 2,576,325
Due after ten years 1,046,783 1,092,709 2,043,650 2,067,015
Total $ 7,102,110 $ 7,458,789 $ 8,107,794 $ 8,380,248

Actual maturities differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Residential and commercial mortgage-backed securities, which are not due at a single maturity, have been presented based on the year of final contractual maturity.

Proceeds from sales of bonds available-for-sale, with the related gross realized gains and losses, are shown below (in thousands):

Years ended December 31,
202] 2020 2019
Proceeds from sales of fixed maturity, bonds available-for-sale $ 55,558 $ 164,372 $ 45,017
Gross realized gains 59 624 250
Gross realized losses  (4,145) (1,124)

Gains and losses are determined using specific identification of the securities sold. There was no transfer of bonds from held to maturity to available-for-sale during 2021. During 2020, bonds below investment grade with a carrying value of $142.7 million, were transferred from held-to-maturity to available-for-sale after a deterioration in the issuers' creditworthiness.

In accordance with various regulations, American National has bonds on deposit with regulating authorities with a carrying value of $53.5 million and $47.7 million at December 31, 2021 and 2020, respectively. In addition, American National has pledged bonds in connection with agreements and transactions, such as financing and reinsurance agreements. The carrying value of bonds pledged was $67.1 million and $111.0 million at December 31, 2021 and 2020, respectively.

The components of the change in net unrealized gains (losses) on debt securities are shown below (in thousands):

Years ended December 31,
2021 2020 2019
Bonds available-for-sale: change in unrealized gains (losses) $ (248,756) $ 242,105 $ 335,473
Adjustments for
Deferred policy acquisition costs 58,281 (68,474) (87,003)
Participating policyholders' interest 8,275 (3,010) (16,056)
Deferred federal income tax benefit (expense) 39,346 (36,306) (48,258)
Change in net unrealized gains (losses) on debt securities, net of tax $ (142,854) $ 134,315 $ 184,156

The components of the change in net gains on equity securities are shown below (in thousands):

Years ended December 31,
 2021 2020
Unrealized gains on equity securities $ 38,771 $ 349,999
Net gains on equity securities sold 38 I ,512 6,282
Net gains on equity securities $ 420,283 $ 356,281

The gross unrealized losses and fair value of bonds available-for-sale, aggregated by investment category and length of time individual securities have been in a continuous unrealized loss position due to market factors are shown below (in thousands, except number of issues):

 December 31, 2021
Less than 12 months 12 months or more Total
Gross Gross Gross
 Number of Unrealized  Number of Unrealized  Number of Unrealized
 Issues Losses Fair Value Issues Losses Fair Value Issues Losses Fair Value
Fixed maturity, bonds available-for-sale
U.S. treasury and government
10
$ (230)
$ 18,378
$ (25)
$ 2,844
II
$ (255)
$ 21,222
U.S. states and political subdivisions
13
(618)
50,025
4
(1,694)
33,644
17
(2,312)
83,669
Corporate debt securities 184 (27,335) 1,596,811 32 (7,950) 146,597 216 (35,285) 1,743,408
Residential mortgage- backed securities
2
(339)
13,193
2
(2)
496
4
(341)
13,689
Collateralized debt securities 26 (885) 191,342 3 (19) 4,447 29 (904) 195,789
Total 235 $  (29,407) $1,869,749 42 $ (9,690) $  188,028 277 $  (39,097) $2,057,777

December 31, 2020
Less than 12 months 12 months or more Total

Number of Issues Gross Unrealized Losses

Fair Value
Number of Issues Gross Unrealized Losses

Fair Value
Number of Issues Gross Unrealized Losses

Fair Value
Fixed maturity, bonds available-for-sale
U.S. treasury and
government  $ (1) $ 2,868 -  $ - $   $ (I) $ 2,868
U.S. states and political
subdivisions 2  (145)  10,205       2  (145)  10,205
Corporate debt securities 43  (8,507)  270,249  8  (8,700)  13,270 51  (17,207)  283,519
Residential mortgage- backed securities
1
(21)
1,391
3
(8)
593
4
(29)
1,984
Collateralized debt securities 3  (93)  12,752    (I)  158 4  (94)  12,910
Total 50 $ (8,767) $ 297,465 12 $ (8,709) $ 14,021 62 $ (17,476) $ 311,486

A number of assumptions and estimates are inherent in evaluating whether an allowance for credit loss is necessary, which include the financial condition, near term and long-term prospects of the issue or issuer, including relevant industry conditions and trends and implications of rating agency actions and offering prices. Based on this evaluation, unrealized losses on bonds available-for-sale where an allowance for credit loss was not recorded were concentrated in the Company's fixed maturity securities within the finance and investment sector.

Equity securities by market sector distribution are shown below, based on fair value:

December 31,
2021 2020
Consumer goods 9.6% 19.3%
Energy and utilities 6.4 5.2
Finance 35.6 21.6
Healthcare 9.0 15.0
Industrials 3.5 7.4
Information technology 15.1 27.1
Other 20.8 4.4
Total 100.0% 100.0%

Allowance for Credit Losses

Held-to-Maturity Securities-Management measures expected credit losses on bonds held-to-maturity on a qualitative adjustment basis by major security type: corporate bonds, structured products, municipals, specialty products and treasuries. Accrued interest receivable on held-to maturity debt securities are excluded from the estimate of credit losses. The estimate of expected credit losses considers historical credit loss information that is adjusted for current market conditions and reasonable and supportable economic forecasts based upon a third-party valuation model.

Available-for-Sale Securities-For available-for-sale bonds in an unrealized loss position, the Company first assesses whether it intends to sell the security or will be required to sell the security before recovery of its amortized cost basis. If either of these criteria are met, the security's amortized cost basis is written down to fair value through income. For bonds available-for-sale that do not meet either indicated criteria, the Company evaluates whether the decline in fair value has resulted from credit events or market factors. In making this assessment, management first calculates the extent to which fair value is less than amortized cost, and then may consider any changes to the rating of the security by a rating agency, and any specific conditions related to the security. If this assessment indicates that a credit loss exists, the present value of cash flows expected to be collected from the security is compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss exists and an allowance for credit losses is recorded through income, limited to the amount fair value is less than amortized cost. Any remaining unrealized loss is recognized in other comprehensive income.

When the discounted cash flow method is used to determine the allowance for credit losses, management's estimates incorporate expected prepayments, if any. Model inputs are considered reasonable and supportable for three years. A mean reversion is applied in years four and five. Credit loss allowance is not measured on accrued interest receivable because the balance is written off to net investment income in a timely manner, within 90 days. Changes in the allowance for credit losses are recognized through the consolidated statement of operations as (increase) decrease in investment credit loss.

No accrued interest receivables were written off as of December 31, 2021.

The rollforward of the allowance for credit losses for bonds held-to-maturity is shown below (in thousands):

 Corporate Debt Securities Collateralized Debt Securities Residential Mortgage- Backed Securities
Total
Balance at January 1, 2021 $ (7,475) $ (4,515) $ (452) $ (12,442)
Purchases (1,412) (168)  (1,580)
Disposition 441 551  992
Provision (3,021) 2,986 (64) (99)
Balance at December 31, 2021 $ (11,467) $ (1,146) $ (516) $ (13,129)

Foreign Governments
Corporate Debt Securities
Collateralized Debt Securities Residential Mortgage-Backed Securities
Total
Balance at January 1, 2020 $ 4 $ (18,563) $ (2,968) $ (137) $ (21,664)
Purchases  (783) (329) 134 (978)
Disposition  9,501 800  10,301
Provision (4) 2,370 (2,018) (449) (101)
Balance at December 31, 2020 $ $ (7,475) $ (4,515) $ (452) $ (12,442)

The rollforward of the allowance for credit losses for available-for-sale debt securities is shown below (in thousands):

U.S. Treasury and
Government
U.S. State and Political
Subdivisions
Corporate Debt Securities
Collateralized Debt Securities Residential Mortgage- Backed Securities

Total
Beginning balance at January 1, 2021 $ $ $ (7,275) $ (19) $ (188) $ (7,482)
Increase in allowance related to purchases   (3,158) (538)  (3,696)
Reduction in allowance related to disposition   4,117 182  4,299
Allowance on securities that had an allowance recorded in a previous period
3
12
3,680
(1,507)
(29)
2,159
Allowance on securities where credit losses were not previously recorded
(3)
(26)
(4,505)
(1,005)
(51)
(5,590)
Balance at December 31, 2021 $ $ (14) $ (7,141) $ (2,887) $ (268) $ (10,310)

Corporate Debt Collateralized Debt Residential Mortgage-
Securities Securities Backed Securities Total
Increase in allowance related to purchases (217) (217)

Allowance on securities that had an
allowance recorded in a previous period  (1,074)  (25)  (191)  (1,290)
Allowance on securities where credit losses were not previously recorded
(6,047)
(6,047)
Balance at December 31, 2020 $ (7,275) $ (19) $ (188) $ (7,482)

Credit Quality Indicators

The Company monitors the credit quality of bonds held-to-maturity through the use of credit ratings, which are updated on a monthly basis. Information is also gathered regarding the asset performance of held-to-maturity bonds. The two traditional metrics for assessing interest rate risks are interest-coverage ratios and capitalization ratios, which can also be used in the assessment of credit risk. These risks are mitigated through the diversification of bond investments. Categories of diversification include credit ratings, geographic locations, maturities, and market sector.

The credit quality indicators for the amortized cost of bonds held-to-maturity are shown below (in thousands):

December 31, 2021
Amortized cost of bonds held-to-maturity by credit rating
Fixed maturity, bonds held-to-maturity AAA AA A BBB BB and below Total
U.S. treasury and government $ $ 12,284 $ $ $ $ 12,284
U.S. state and political subdivisions 14,364 49,327 9,188 25,770 5,390 104,039
Foreign governments  13,355 1,014   14,369
Corporate debt securities 31,176 400,666 3,212,688 3,061,595 104,393 6,810,518
Collateralized debt securities   66,715 40,858 4,836 112,409
Residential mortgage-backed securities  47,304   1,187 48,491
Total $ 45,540 $ 522,936 $ 3,289,605 $ 3,128,223 $ 115,806 $ 7,102,110

December 31, 2020
Amortized cost of bonds held-to-maturity by credit rating
Fixed maturity, bonds held-to-maturity AAA AA A BBB BB and below Total
U.S. treasury and government $ $ 7,733 $ $ $ $ 7,733
U.S. state and political subdivisions 25,831 43,964 34,893  4,757 109,445
Foreign governments  2,820 1,031   3,851
Corporate debt securities 1,956 262,830 2,976,571 3,647,496 103,242 6,992,095
Collateralized debt securities   107,795 31,914  139,709
Residential mortgage-backed securities  112,995   1,584 114,579
Total $ 27,787 $ 430,342 $ 3,120,290 $ 3,679,410 $ 109,583 $ 7,367,412

Note 5 - Mortgage Loans

Generally, commercial mortgage loans are secured by first liens on income-producing real estate. American National attempts to maintain a diversified portfolio by considering both the location of the underlying collateral as well as the type of mortgage loan. The geographic categories come from the U.S. Census Bureau's "Census Regions and Divisions of the United States." The distribution based on carrying amount of mortgage loans by location is as follows (in thousands, except percentages):

December 31,
2021 2020

Amount Percentage Amount Percentage
East North Central $ 747,661 14.4% $ 783,614 14.9%
East South Central 117,574 2.3 146,052 2.8
Mountain 1,250,562 24.0 1,284,555 24.5
Pacific 878,820 16.9 806,426 15.4
South Atlantic 627,295 12.0 619,405 11.8
West South Central 1,261,659 24.3 1,313,848 25.1
Other 315,763 6.1 288,631 5.5
Total $ 5,199,334 100.0% $ 5,242,531 100.0%

As of December 31, 2021 and 2020, loans in foreclosure and loans foreclosed are as follows (in thousands, except number of loans):

December 31,
 2021   2020

Foreclosure and foreclosed Number of Loans  Recorded Investment Number of Loans  Recorded Investment
In foreclosure  $   $ 5,168
Filed for bankruptcy*      9,230
Total in foreclosure  $   2  $ 14,398

Foreclosed  $ 5,168  2  $ 8,603
* Borrower filed.for bankruptcy after foreclosure proceedings had begun.

The age analysis of past due loans is shown below (in thousands, except percentages):

More Than

Total

As a result of the economic impact associated with COVID-19, American National modified 93 loans with a total balance of
$1.6 billion during 2020. These modifications were in the form of forbearance of principal and interest payments for up to six months, extensions of maturity dates, and/or provision for interest only payments. The modifications were primarily related to our loans to hotels, retail and parking operations. Due to ongoing economic stress brought on by the pandemic, additional modifications for 33 of these loans with a total balance of$725.7 million were made during 2021. These additional modifications extended the forbearance of principal and interest payments and interest only provisions with a requirement for the payment of at least 20% of the total interest due during the extended modification period. The modified loans had an aggregate deferred interest of$5.6 million as of December 31, 2021.

There were no unamortized purchase discounts as of December 31, 2021 and 2020. Total mortgage loans were net of unamortized origination fees of $27.5 million and $26.1 million at December 31, 2021 and 2020, respectively. No unearned income is included in these amounts.

Troubled Debt Restructurings

American National has granted concessions to certain mortgage loan borrowers. Concessions are generally one of, or a combination of, a delay in payment of principal or interest, a reduction of the contractual interest rate or an extension of the maturity date. Loans that have these concessions could be classified as troubled debt restructurings. The carrying value could change based on the expected recovery of the loan, which is evaluated quarterly. Loan modifications executed due to
COVID-19 resulting in a total delay of more than six months were evaluated for troubled debt restructuring status under current GAAP guidance.

American National considers the amount, timing and extent of concessions in determining credit loss allowances for loan losses recorded in connection with a troubled debt restructuring.

Loans determined to be troubled debt restructuring during the periods presented are as follows (in thousands, except number of loans):

Years ended December 31,
  2021   2020

Number of Loans Recorded Investment
Pre-Modification Recorded Investment
Post-Modification

Number of Loans Recorded Investment
Pre-Modification Recorded Investment
Post-Modification
Office 2 $ 37,985 $ 37,985 7 $ 76,220 $ 76,220
Retail 3 32,325 32,325 6 79,943 79,943
Industrial    2 11,565 11,565
Hotel    34 811,131 811,131
Parking  9,257 9,257 16 248,465 248,465
Storage  8,890 8,890
Apartment    2 40,097 40,097
Total 7 $ 88,457 $ 88,457 67 $ 1,267,421 $ 1,267,421

For the year ended December 31, 2021, a total of 72 loans with a recorded investment of $1.3 billion were designated as a troubled debt restructuring. There are no commitments to lend additional funds to debtors whose loans have been modified in a troubled debt restructuring during the periods presented. The decrease in loans determined to be a troubled debt restructuring in 2021 is primarily attributable to improved economic conditions after lifting of COVrD-19 related restrictions.

Allowance for Credit Losses

Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized discount, deferred expenses and allowances. The allowance for credit losses is based upon the current expected credit loss model. The model considers past loss experience, current economic conditions, and reasonable and supportable forecasts of future conditions. Reversion for the allowance calculation is implicit in the models used to determine the allowance. The methodology uses a discounted cash flow approach based on expected cash flows.

The rollforward of the allowance for credit losses for mortgage loans is shown below (in thousands):

Commercial Mortgage Loans
Provision 28,624

Commercial Mortgage Loans
Cumulative adjustment at January I, 2020 (11,216)

Balance at December 31, 2020 $ (125,703)

The change in allowance in 2021 was primarily driven by the favorable response of the hospitality and retail industries to reopening of the economy and resulting increases in travel and brick-and-mortar shopping.

The asset and allowance balances for credit losses for mortgage loans by property-type are shown below (in thousands):

December 31,
2021 2020

Asset Balance Allowance Asset Balance Allowance
Apartment $ 522,595 $ (1,366) $ 557,159 $ (8,845)
Hotel 962,345 (39,272) 913,995 (45,596)
Industrial 912,645 (4,051) 856,203 (2,516)
Office 1,347,384 (26,988) 1,556,23 I (33,373)
Parking 392,310 (16,037) 364,287 (18,178)
Retail 843,035 (6,685) 791,677 (I 0,856)
Storage 163,685 (459) 165,561 (2,509)
Other 152,414 (2,221) 163,121 (3,830)
Total $ 5,296,413 $ (97,079) $ 5,368,234 $ (125,703)

Credit Quality Indicators

Mortgage loans are segregated by property-type and quantitative and qualitative allowance factors are applied. Qualitative factors are developed quarterly based on the pooling of assets with similar risk characteristics and historical loss experience adjusted for the expected trend in the current market environment. Credit losses are pooled by property-type as it represents the most similar and reliable risk characteristics in our portfolio. The amortized cost of mortgage loans by year of origination by property-type are shown below (in thousands):

Amortized Cost Basis by Origination Year
 2021 2020 2019 2018 2017 Prior Total
Apartment $ 50,747 $ 79,673 $  210,011 $ 22,166 $  122,472 $ 37,526 $  522,595
Hotel 32,312 35,041 94,618 203,151 218,129 379,094 962,345
Industrial 180,229 265,167 135,810 99,716 38,170 193,553 912,645
Office 4,812 24,919 62,260 162,412 314,931 778,050 1,347,384
Parking 31,618 28,651 13,783 26,676 8,446 283,136 392,310
Retail 115,290 69,329 38,761 74,464 74,198 470,993 843,035
Storage 23,184 28,936 48,401 37,156 17,095 8,913 163,685
Other 54,114  21,662 29,884 1,650 45,104 152,414
Total $  492,306 $ 531,716 $  625,306 $  655,625 $  795,091 $ 2,196,369 $ 5,296,413
Allowance for credit losses       (97,079)
Total, net of allowance       $ 5,199,334

Generally, mortgage loans are secured by first liens on income-producing real estate with a loan-to-value ratio of up to 75%. It is the Company's policy to not accrue interest on loans that are 90 days delinquent and where amounts are determined to be uncollectible. At December 31, 2021, no commercial loans were past due over 90 days and in non-accrual status.

Off-Balance Sheet Credit Exposures

The Company has off-balance sheet credit exposures related to non-cancellable unfunded commitment amounts on commercial mortgage loans. We estimate the allowance for these exposures by applying the allowance rate we computed for each property type to the related outstanding commitment amounts. As of December 31, 2021, we have included a $7.7 million liability in other liabilities on the consolidated statements of financial position based on unfunded loan commitments of $1.0 billion.

Note 6 - Real Estate and Other Investments

The carrying amount of real estate and real estate partnerships, net of accumulated depreciation, by property-type and geographic distribution are as follows (in thousands, except percentages):

December 31, 2021 December 31, 2020
 Amount Percentage Amount Percentage
Hotel $ 56,198 6.1 '1/o $ 67,857 7.1%
Industrial 119,698 12.9 132,757 13.8
Land 39,760 4.3 51,220 5.3
Office 277,034 29.8 299,500 31.2
Retail 269,941 29.1 268,588 28.0
Apartments 153,871 16.6 120,847 12.6
Other 11,910 1.2 19,803 2.0
Total $ 928,412 100.0% $ 960,572 100.0%

December 31, 2021 December 31, 2020
 Amount Percentage Amount Percentage
East North Central $ 122,148 13.2% $ 81,310 8.5%
East South Central 59,122 6.4 65,302 6.8
Mountain 127,542 13.7 133,233 13.9
Pacific 112,714 12.1 127,421 13.3
South Atlantic 67,573 7.3 97,801 JO.I
West South Central 428,272 46.1 434,722 45.3
Other 11,041 1.2 20,783 2.1
Total $ 928,412 100.0% $ 960,572 100.0%

As of December 31, 2021, no real estate partnerships met the criteria as held-for-sale.

American National regularly invests in real estate partnerships and frequently participates in the design with the sponsor, but in most cases, its involvement is limited to financing. Through analysis performed by American National, some of these partnerships have been determined to be variable interest entities ("VIEs"). In certain instances, in addition to an economic interest in the entity, American National holds the power to direct the most significant activities of the entity and is deemed the primary beneficiary. The assets of the consolidated VIEs are restricted and must first be used to settle their liabilities. Creditors or beneficial interest holders of these VIEs have no recourse to the general credit of American National, as American National's obligation is limited to the amount of its committed investment. American National has not provided financial or other support to the VIEs in the form of liquidity arrangements, guarantees, or other commitments to third parties that may affect the fair value or risk of its variable interest in the VIEs in 2021 or 2020.

The assets and liabilities relating to the VIEs included in the consolidated financial statements are as follows (in thousands):

December 31,
2021 2020
Real estate and real estate partnerships $ 126,708 $ 131,405
Investment funds 100,374
Short-term investments 500 500
Cash and cash equivalents 10,341 8,070
Premiums due and other receivables 3,201 3,484
Other assets 12,992 13,796
Total assets of consolidated VIEs $ 254,116 $ 157,255
Notes payable $ 149,248 $ 153,703
Other liabilities 8,250 8,490
Total liabilities of consolidated VlEs $ 157,498 $ 162,193

The notes payable in the consolidated statements of financial position pertain to the borrowings of the consolidated VIEs. The liability of American National relating to notes payable of the consolidated VIEs is limited to the amount of its direct or indirect investment in the respective ventures, which totaled $3.0 million at December 31, 2021 and 2020.

Note 6 - Real Estate and Other Investments -  (Continued)

The total long-term notes payable of the consolidated VIE's consists of the following (in thousands):

December 31,
Interest rate Maturity 2021 2020
LIBOR 2023 $ 10,819 $ 10,819
4% fixed 2022 75,293 78,565
4.18% fixed 2024 63,136 64,319
Total  $ 149,248 $ 153,703

For other real estate partnership VIEs, American National is not the primary beneficiary as major decisions impacting the economic activities of the VIE require consent from both partners. The carrying amount and maximum exposure to loss relating to these unconsolidated VIEs follows (in thousands):

December 31,
2021 2020
 Carrying Amount Maximum Exposure to Loss Carrying Amount Maximum Exposure to Loss
Real estate and real estate partnerships $ 332,351 $ 332,351 $ 368,588 $ 368,588
Mortgage loans on real estate 690,779 690,779 722,917 722,917
Accrued investment income 2,878 2,878 4,980 4,980

American National's net investment income of real estate partnerships is the Company's share of operating earnings and realized gains from investments in real estate joint ventures and other limited partnership interests ("joint ventures") using the equity method of accounting. In 2021 and 2020 certain joint ventures took advantage of market opportunities to generate realized gains on the sale of real estate held or developed by the ventures.

The Company's income from and investment in each joint venture did not exceed 20% and therefore no separate financial disclosure is required. The Company's income from, assets held, and investment in each joint venture did not exceed 10% of operating income before tax. Additionally, American National's investment in joint ventures is less than 3% of the Company's total assets, and investments in individual joint ventures is not considered to be material to the Company in relation to its financial position or ongoing results of operations. Therefore, summarized financial information of equity method investees has not been included.

The Company's total investment in investment funds, real estate partnerships, and other partnerships, of which substantially all are limited liability companies ("LLCs") or limited partnerships, consists of the following (in thousands):

December 31,
2021 2020
Investment funds $ 947,856 $ 458,776
Real estate partnerships 439,341 443,279
Other 13,907 18,359
Total investments in partnerships $ 1,401,104 $ 920,414

Years ended December 31,

2021 2020 2019
Income from operations $ 103,826 $ 14,958 $ 7,407
Net gain on sales 84,851 27,509 96,094
Net investment income from partnerships $ 188,677 $ 42,467 $ 103,501

Note 7 - Derivative Instruments

American National purchases over-the-counter equity-indexed options as economic hedges against fluctuations in the equity markets to which equity-indexed products are exposed. These options are not designated as hedging instruments for accounting purposes under GAAP. Equity-indexed contracts include a fixed host universal-life insurance or annuity contract and an equity indexed embedded derivative. The detail of derivative instruments is shown below (in thousands, except number of instruments):
December 31,
 2021   2020
Derivatives Not Designated as Location in the Consolidated Number of Notional Estimated Number of Notional Estimated
Hedging Instruments Statements of Financial Position Instruments Amounts Fair Value Instruments Amounts Fair Value
Equity-indexed options Other invested assets 473 $3,523,000 $  259,383 455 $ 2,867,600 $  242,201
Equity-indexed embedded derivative Policyholders' account balances 125,523 3,419,992 832,579 112,103 2,748,540 705,013

Gains (Losses) Recognized in Income on Derivatives
Derivatives Not Designated as  Years ended December 31,
Hedging Instruments Location in the Consolidated Statements of Operations 2021 2020 2019
Equity-indexed options Net investment income $ 127,681 $ 51,931 $ 144,980
Equity-indexed embedded derivative Interest credited to policyholders' account balances (I 07,162) (22,977) (162,011)

The Company's use of derivative instruments exposes it to credit risk in the event of non-performance by the counterparties. The Company has a policy of only dealing with counterparties it believes are creditworthy and obtaining sufficient collateral where appropriate, as a means of mitigating the financial loss from defaults. The Company holds collateral in cash and notes secured by U.S. government backed assets. The non-performance risk is the net counterparty exposure based on the fair value of the open contracts, less the fair value of collateral held. The Company maintains master netting agreements with its current active trading partners. As such, a right of offset has been applied to collateral that supports credit risk and has been recorded in the consolidated statements of financial position as an offset to "Other invested assets" with an associated payable to "Other liabilities" for excess collateral.
Information regarding the Company's exposure to credit loss on the options it holds is presented below (in thousands):
December 31, 2021

Counterparty

Moody/S&P Rating

Options Fair Value

Collateral Held in Cash Collateral Held in Invested Assets
Total Collateral Held Collateral Amounts used to Offset Exposure

Excess Collateral

Exposure Net of Collateral
Bank of America A2/A $ 6,289 $ 5,950 $ $ 5,950 $ 5,950 $ $ 339
Barclays Baa2/BBB 45,410 28,173 18,100 46,273 45,410 863
Credit Suisse Baal/BBB+ 34,411 35,300  35,300 34,411 889
ING Baal/A 13,280 3,030 10,300 13,330 13,280 50
Morgan Stanley Al/BBB+ 61,817 57,716 5,700 63,416 61,817 1,599
NATIXIS* Al/A 26,490 26,660  26,660 26,490 170
Trust A3/A 39,589 30,010 11,000 41,010 39,530 1,480 59
Wells Fargo Al/BBB+ 32,097 22,320 9,900 32,220 32,065 155 32
Total  $ 259,383 $ 209,159 $ 55,000 $ 264,159 $ 258,953 $ 5,206 $ 430

December 31, 2020
    Collateral Held in
Total Collateral Amounts used
 Moody/S&P Options Fair Collateral Invested Collateral to Offset Excess Exposure Net
Counterparty Rating Value Held in Cash Assets Held Exposure Collateral of Collateral
Barclays Baa2/BBB $ 51,489 $ 31,513 $ 18,100 $ 49,613 $ 49,613 $ $ 1,876
Credit Suisse Baal/BBB+ 9,447 8,680  8,680 8,680  767
Goldman-Sachs A3/BBB+ 1,227 1,170  1,170 1,170  57
ING Baal/A 20,606 10,450 10,300 20,750 20,606 144
Morgan Stanley A2/BBB+ 37,406 30,616 5,700 36,316 36,316  1,090
NATIXIS* Al/A+ 30,567 30,720  30,720 30,567 153
Trust A3/A 52,127 43,960 11,000 54,960 52,127 2,833
Wells Fargo A2/BBB+ 39,332 29,370 9,900 39,270 39,270  62
Total  $ 242,201 $ 186,479 $ 55,000 $ 241,479 $ 238,349 $ 3,130 $ 3,852

* Collateral is prohibited from being held in invested assets.

Note 8 - Net Investment Income and Net Realized Investment Gains (Losses)

Net investment income is shown below (in thousands):

Years ended December 31,
2021 2020 2019
Bonds $ 523,422 $ 560,811 $ 602,054
Equity securities 28,102 31,325 33,502
Mortgage loans 260,721 251,414 254,720
Real estate and real estate partnerships 99,483 28,810 106,446
Investment funds 99,007 19,428 5,904
Equity-indexed options 127,681 51,931 144,980
Other invested assets 33,238 32,407 33,301
Total $ 1,171,654 $ 976,126 $ 1,180,907

Net investment income from equity method investments, comprised of real estate partnerships and investment funds, was
$188.7 million, $42.5 million, and $103.5 million for the twelve months ended December 31, 2021, 2020, and 2019 respectively.

Net realized investment gains (losses) are shown below (in thousands):

Years ended December 31,
2021 2020 2019
Bonds $ 54,941 $ 23,318 $ 16,361
Mortgage loans (768)  (2,412)
Real estate and real estate partnerships 10,240 12,401 25,555
Other invested assets 215 (59) (1,785)
Total $ 64,628 $ 35,660 $ 37,719

Net realized investment gains (losses) by transaction type are shown below (in thousands):

Years ended December 31,
2021 2020 2019
Sales $ 16,045  $ 10,249  $ 27,161
Calls and maturities 55,526 26,948 17,372
Paydowns 385 (108) (156)
Impairments (5,913) (1,276) (6,505)
Loss allowance 21
Other (1,415) (153) (174)
Total $ 64,628  $ 35,660  $ 37,719

Other-than-temporary impairment losses are shown below (in thousands):

Years ended December 31,
2021 2020 2019

* Effective January 1, 2020, the Company adopted ASU No. 2016-13. Adoption of this guidance resulted in an allowance for credit losses primarily on our commercial mortgage loans and related off-balance sheet unfunded loan commitments, held-to-maturity bonds and reinsurance recoverables. The results for 2019 have not been restated to conform to the current presentation.

Note 9- Fair Value of Financial Instruments

The carrying amount and fair value of financial instruments are shown below (in thousands):

December 31,
2021 2020

Carrying Carrying
Amount Fair Value Amount Fair Value
Financial assets
Fixed maturity, bonds held-to-maturity $ 7,088,98 I $ 7,458,789 $ 7,354,970 $  7,983,18 I
Fixed maturity, bonds available-for-sale 8,380,248 8,380,248 7,597,180 7,597, I 80
Equity securities 135,433 135,433 2,070,766 2,070,766
Equity-indexed options 259,383 259,383 242,201 242,201
Mortgage loans on real estate, net of allowance 5,199,334 5,271,950 5,242,531 5,451,152
Policy loans 365,208 365,208 373,014 373,014
Short-term investments 1,840,732 1,840,732 1,028,379 1,028,379
Separate account assets ($1,278,380 and $1,153,702 included in fair value hierarchy) 1,320,703 1,320,703 1,185,467 1,185,467
Separately managed accounts 99,884 99,884 64,424 64,424
Total financial assets $ 24,689,906 $ 25,132,330 $ 25,158,932 $ 25,995,764
Financial liabilities
lnvestment contracts $ 10,947,958 $ 10,947,958 $ 10,101,764 $ 10,101,764
Embedded derivative liability for equity-indexed contracts 832,579 832,579 705,013 705,013
Notes payable 149,248 149,248 153,703 153,703
Federal Home Loan Bank advance   250,000 250,227
Separate account liabilities ($1,278,380 and $1,153,702 included in fair value hierarchy)
1,320,703
1,320,703
1,185,467
1,185,467
Total financial liabilities $ 13,250,488 $ 13,250,488 $ 12,395,947 $ 12,396,174

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability. A fair value hierarchy is used to determine fair value based on a hypothetical transaction at the measurement date from the perspective of a market participant. American National has evaluated the types of securities in its investment portfolio to determine an appropriate hierarchy level based upon trading activity and the observability of market inputs. The classification of assets or liabilities within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are defined as follows:
Level I Unadjusted quoted prices in active markets for identical assets or liabilities.
Level 2 Quoted prices in markets that are not active or inputs that are observable directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Unobservable inputs reflect American National's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models and third-party evaluation, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Valuation Techniques for Financial Instruments Recorded at Fair Value

Fixed Maturity Securities and Equity Options-American National utilizes a pricing service to estimate fair value measurements. The fair value for fixed maturity securities that are disclosed as Level 1 measurements are based on unadjusted quoted market prices for identical assets that are readily available in an active market. The estimates of fair value for most fixed maturity securities, including municipal bonds, provided by the pricing service are disclosed as Level 2 measurements as the estimates are based on observable market information rather than market quotes. The pricing service utilizes market quotations for fixed maturity securities that have quoted prices in active markets. Since fixed maturity securities generally do not trade on a daily basis, the pricing service prepares estimates of fair value measurements for these securities using its proprietary pricing applications, which include available relevant market information, benchmark curves, benchmarking of like securities, sector groupings and matrix pricing. Additionally, an option adjusted spread model is used to develop prepayment and interest rate scenarios.

The pricing service evaluates each asset class based on relevant market information, credit information, perceived market movements and sector news. The market inputs utilized in the pricing evaluation, listed in the approximate order of priority, include: benchmark yields, reported trades, pricing source quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and economic events. The extent of the use of each market input depends on the asset class and the market conditions. Depending on the security, the priority of the use of inputs may change or some market inputs may not be relevant. For some securities, additional inputs may be necessary.

American National has reviewed the inputs and methodology used and the techniques applied by the pricing service to produce quotes that represent the fair value of a specific security. The review confirms that the pricing service is utilizing information from observable transactions or a technique that represents a market participant's assumptions. American National does not adjust quotes received from the pricing service. The pricing service utilized by American National has indicated that they will only produce an estimate of fair value if there is objectively verifiable information available.

American National holds a small amount of private placement debt and fixed maturity securities that have characteristics that make them unsuitable for matrix pricing. For these securities, a quote from an independent pricing source (typically a market maker) is obtained. Due to the disclaimers on the quotes that indicate the price is indicative only, American National includes these fair value estimates in Level 3.

For securities priced using a quote from an independent pricing source, such as the equity-indexed options and certain fixed maturity securities, American National uses a market-based fair value analysis to validate the reasonableness of prices received. Price variances above a certain threshold are analyzed further to determine if any pricing issue exists. This analysis is performed quarterly.

Equity Securities-For publicly-traded equity securities, prices are received from a nationally recognized pricing service that are based on observable market transactions, and these securities are classified as Level 1 measurements. For certain preferred stock, current market quotes in active markets are unavailable. In these instances, an estimated fair value is received from the pricing service. The service utilizes similar methodologies to price preferred stocks as it does for fixed maturity securities. If applicable, these estimates would be disclosed as Level 2 measurements. American National tests the accuracy of the information provided by reference to other services annually.

Short-Term Investments-Short-term investments are primarily commercial paper rated A2 or P2 or better by Standard & Poor's and Moody's, respectively. Commercial paper is carried at amortized cost which approximates fair value. These investments are classified as Level 2 measurements.

Separate Account Assets and Liabilities-Separate account assets and liabilities are funds that are held separate from the general assets and liabilities of American National. Separate account assets include funds representing the investments of variable insurance product contract holders, who bear the investment risk of such funds. Investment income and investment gains and losses from these separate funds accrue to the benefit of the contract holders. American National reports separately, as assets and liabilities, investments held in such separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from American National's general account liabilities; (iii) investments are directed by the contract holder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contract holder. In addition, American National's qualified pension plan assets are included in separate accounts. The assets of these accounts are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses in the consolidated statements of operations. Separate accounts are established in conformity with insurance laws and are not chargeable with liabilities that arise from any other business of American National.

The separate account assets included on the quantitative disclosures fair value hierarchy table are comprised of short-term investments, equity securities, and fixed maturity bonds available-for-sale. Equity securities are classified as Level 1 measurements. Short-term investments and fixed maturity securities are classified as Level 2 measurements. These classifications for separate account assets reflect the same fair value level methodologies as listed above as they are derived from the same vendors and follow the same process.

The separate account assets also include cash and cash equivalents, investment funds, accrued investment income, and receivables for securities. These are not financial instruments and are not included in the quantitative disclosures of fair value hierarchy table.

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2021, 2020, and 2019.

Embedded Derivative-The amounts reported within policyholder contract deposits include equity linked interest crediting rates based on the S&P 500 within indexed annuities and indexed life. The following unobservable inputs are used for measuring the fair value of the embedded derivatives associated with the policyholder contract liabilities:
Lapse rate assumptions are determined by company experience. Lapse rates are generally assumed to be lower during a contract's surrender charge period and then higher once the surrender charge period has ended. Decreases to the assumed lapse rates generally increase the fair value of the liability as more policyholders persist to collect the crediting interest pertaining to the indexed product. Increases to the lapse rate assumption decrease the fair value.
Mortality rate assumptions vary by age and gender based on company and industry experience. Decreases to the assumed mortality rates increase the fair value of the liabilities as more policyholders earn crediting interest. Increases to the assumed mortality rates decrease the fair value as higher decrements reduce the potential for future interest credits.
Equity volatility assumptions begin with current market volatilities and grow to long-term values. Increases to the assumed volatility will increase the fair value of liabilities, as future projections will produce higher increases in the linked index. At December 31, 2021 and 2020, the one-year implied volatility used to estimate embedded derivative value was 19.6% and 17.6%, respectively.

Fair values of indexed life and annuity liabilities are calculated using the discounted cash flow technique. Shown below are the significant unobservable inputs used to calculate the Level 3 fair value of the embedded derivatives within policyholder contract deposits (in millions, except range percentages):

Fair Value December 31,
2021 2020 Unobservable Input

Range December 31,
2021 2020

Embedded derivative

Mortality Multiplier

100%

100%

 Equity Volatility 12-64% 16-69%
Indexed Life 33.3 34.2  Equity Volatility 12-64% 16-69%

Quantitative Disclosures

The fair value hierarchy measurements of the financial investments are shown below (in thousands):

Assets and Liabilities Carried at Fair Value by Hierarchy Level at December 31, 2021 Total Fair Value Level 1 Level 2 Level 3
Financial assets
Fixed maturity, bonds available-for-sale
U.S. treasury and government $ 26,753 $ 26,753 $ $
U.S. states and political subdivisions 1,077,129   1,077,129
Foreign governments 5,841   5,841
Corporate debt securities 7,036,148   6,789,991 246,157
Residential mortgage-backed securities 31,967   31,967
Collateralized debt securities 202,410   202,410
Total bonds available-for-sale 8,380,248  26,753 8,107,338 246,157
Equity securities
Common stock 94,895 93,315  1,580
Preferred stock 40,538 7,570  32,968
Total equity securities 135,433 100,885  34,548
Options 259,383   259,383
Short-term investments 1,840,732  1,840,732
Separate account assets 1,278,380 381,414 896,966
Separately managed accounts 99,884   99,884
Total financial assets $ 11,994,060 $ 509,052 $ 10,845,036 $ 639,972
Financial liabilities
Embedded derivative for equity-indexed contracts $ 832,579 $ $ $ 832,579
Notes payable 149,248   149,248
Separate account liabilities 1,278,380 381,414 896,966
Total financial liabilities $ 2,260,207 $ 381,414 $ 896,966 $ 981,827

Assets and Liabilities Carried at Fair Value by Hierarchy Level at December 31, 2020 Total Fair Value Level 1 Level 2 Level 3

Fixed maturity, bonds available-for-sale
U.S. treasury and government $ 29,183 $ $ 29,183 $
U.S. states and political subdivisions 1,140,458  1,140,458
Foreign governments 16,388  16,388
Corporate debt securities 6,334,479  6,224,042 110,437
Residential mortgage-backed securities 21,291  21,291
Collateralized debt securities 55,381  55,381
Total bonds available-for-sale 7,597,180  7,486,743 110,437
Equity securities
Common stock 2,055,229 2,054,789  440
Preferred stock 15,537 14,909  628
Total equity securities 2,070,766 2,069,698  1,068
Options 242,201   242,201
Short-term investments 1,028,379  1,028,379
Separate account assets 1,153,702 309,425 844,277
Separately managed accounts 64,424   64,424
Total financial assets $ 12,156,652 $ 2,379,123 $ 9,359,399 $ 418,130
Financial liabilities
Embedded derivative for equity-indexed contracts $ 705,013 $ $ $ 705,013
Notes payable 153,703   153,703
Separate account liabilities I,153,702 309,425 844,277
Total financial liabilities $ 2,012,418 $ 309,425 $ 844,277 $ 858,716

For financial instruments measured at fair value on a recurring basis using Level 3 inputs during the period, a reconciliation of the beginning and ending balances is shown below (in thousands):

Level 3

  Assets  Liability
 Investment Securities Equity-Indexed Options Separately Managed Accounts Embedded Derivative
Balance at December 31, 2018 $ 4,346 $ 148,006 $ 16,532 $ 596,075
Net gain for derivatives included in net investment income  144,980
Net change included in interest credited    162,011
Net fair value change included in other comprehensive income   60
Purchases, sales and settlements or maturities
Purchases 45,307 75,163 33,911
Sales (113) (13,396)
Settlements or maturities  (98,748)
Premiums less benefits    (26,534)
Gross transfers out of Level 3 (4,233)
Balance at December 31, 2019 45,307 256,005 50,503 731,552
Net gain for derivatives included in net investment income  51,931
Net change included in interest credited    22,977
Net fair value change included in other comprehensive income 80  (312)
Purchases, sales and settlements or maturities
Purchases 191,960 80,705 25,343
Sales (70,842) (8,063) (11,110)
Settlements or maturities  (138,377)
Premiums less benefits    (49,516)
Gross transfers out of Level 3 (55,000)
Balance at December 31, 2020 111,505 242,201 64,424 705,013
Net gain for derivatives included in net investment income  127,681
Net change included in interest credited    107,162
Net fair value change included in other comprehensive income 3,269  1,444
Purchases, sales and settlements or maturities
Purchases 225,063 97,712 56,712
Sales (58,593)  (22,696)
Settlements or maturities  (208,211)
Premiums less benefits    20,404
Gross transfers into Level 3 1,479
Gross transfers out of Level 3 (2,018)
Balance at December 31, 2021 $ 280,705 $ 259,383 $ 99,884 $ 832,579

Within the net gain for derivatives included in net investment income were unrealized gains of$4.4 million, unrealized losses of
$11.2 million, and unrealized gains of $113.3 million relating to assets still held at December 31, 2021, 2020, and 2019, respectively.

The associated embedded derivative decrease during 2020 is largely driven by classification changes to declared funds within indexed products and by changes to the embedded derivative discount rate.

There was $26.8 million transferred between Level 1 and Level 2 fair value hierarchies during the periods presented for U.S. treasury and government bonds available-for-sale. It was determined these securities will be disclosed as Level 1 since valuations are based on quoted prices readily available in an active market. American National's valuation of financial instruments categorized as Level 3 in the fair value hierarchy are based on valuation techniques that use significant inputs that are unobservable or had a decline in market activity that obscured observability. The indicators considered in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, the level of credit spreads over historical levels, applicable bid-ask spreads, and price consensus among market participants and other pricing sources. The transfers into Level 3 during 2021 were the result of securities not being priced by the third-party service at the end of the period.

Equity-Index Options-Certain over the counter equity options are valued using models that are widely accepted in the financial services industry. These are categorized as Level 3 as a result of the significance of non-market observable inputs such as volatility and forward price/dividend assumptions. Other primary inputs include interest rate assumptions (risk-free rate assumptions), and underlying equity quoted index prices for identical or similar assets in markets that exhibit less liquidity relative to those markets.

The following summarizes the fair value (in thousands), valuation techniques and unobservable inputs of the Level 3 fair value measurements:

 Fair Value at December 31, 2021
Valuation Technique
Unobservable Input Range/Weighted Average
Security type
Investment securities
Common stock $ 1,580 Guideline public company method<1l Recurring Revenue Multiple(2l 8x
  Option pricing method LTM EBITDA Multiple<3l 7.6x
  CVM NCY EBITDA Multiple<5l 4.8x
Preferred stock 32,968 Guideline public company method (I) LTM Revenue Multiple(4) 6.3x
  Priced at cost LTM EBITDA Multiple<3l 4.2x
   NCY EBITDA Multiple(5l 4.8x
   Term (Years) 1.80
   Volatility 60.00%
Bonds 246,157 Priced at cost Coupon rate 2.63-8.00%
Separately managed accounts 99,884 Discounted cash flows (yield analysis) Discount rate 4.80-16.40%
  CVM NCY EBITDA Multiple<5l 4.8x
  Market transaction NIA NIA

Fair Value at
December 31, 2020 Valuation Technique

Unobservable Input

Range/Weighted Average

Investment securities
Common stock $ 440 Option pricing method Term (years) 2.83
   Volatility 45.00%
  Market transaction NIA NIA
Preferred stock 628 Option pricing method Term (years) 2.83
   Volatility 45.00%
  Market transaction NIA NIA
Bonds 110,437 Priced at cost Coupon rate 2.72-8.00%
Separately managed accounts 64,424 Discounted cash flows (yield analysis) Discount rate 7.25-14.71%
  Market transaction NIA NIA

(I)

(2)

(3)

(4)

(5)

Guideline public company method uses price multiples from data on comparable public companies. Multiples are then adjusted to account for differences between what is being valued and comparable firms.
Recurring Revenue Multiple for the most relevant period of time, measures the value of the equity or a business relative to the revenues it generates.
Last Twelve Months ("LTM") EBITDA Multiple valuation metric shows earnings before interest, taxes, depreciation and amortization adjustments for the past 12-month period.
LTM Revenue Multiple valuation metric shows revenue for the past 12-month period.
Next Calendar Year ("NCY") EBITDA Multiple is the forecasted EBITDA expected to be achieved over the next calendar year.

Investment Securities-These bonds use cost as the best estimate of fair value. They are valued at cost because the value would not change unless there is a fundamental deterioration in the portfolio. There is no observable market valuation price or third-party sources that provide market values for these securities since they are not publicly traded. The common and preferred stock are valued at market transaction, option pricing method, or guideline public company method based on the best available information.

Separately Managed Accounts-The separately managed account manager uses the mid-point of a range from a third-party to price these securities. Discounted cash flows (yield analysis) and market transactions approach are used in the valuation. They use discount rate which is considered an unobservable input.

Fair Value Information About Financial Instruments Not Recorded at Fair Value

Information about fair value estimates for financial instruments not measured at fair values is discussed below:

Fixed Maturity Securities-The fair value of bonds held-to-maturity is determined to be consistent with the disclosure under Valuation Techniques for the Financial Instrument Recorded at Fair Value section.

Mortgage Loans-The fair value of mortgage loans is estimated using discounted cash flow analyses on a loan by loan basis by applying a discount rate to expected cash flows from future installment and balloon payments. The discount rate takes into account general market trends and specific credit risk trends for the individual loan. Factors used to arrive at the discount rate include inputs from spreads based on U.S. Treasury notes and the loan's credit quality, region, property-type, lien priority, payment type and current status.

Policy Loans-The carrying value of policy loans is the outstanding balance plus any accrued interest. Due to the collateralized nature of policy loans such that they cannot be separated from the policy contracts, the unpredictable timing of repayments and the fact that settlement is at outstanding value, American National believes the carrying value of policy loans approximates fair value.

Separately Managed Accounts-The amounts reported in separately managed accounts consist primarily of notes and private equity. These investments are private placements and do not have a readily determinable fair value. The carrying value of the separately managed accounts is cost or market value, if available from the separately managed account manager. Market value is provided by the separately managed account manager in subsequent quarters. American National believes that cost approximates fair value at initial recognition during the quarter of investment.

Investment Contracts-The carrying value of investment contracts is equivalent to the accrued account balance. The accrued account balance consists of deposits, net of withdrawals, net of interest credited, fees and charges assessed and other adjustments. American National believes that the carrying value of investment contracts approximates fair value because the majority of these contracts' interest rates reset at anniversary.

Notes Payable-Notes payable are carried at outstanding principal balance. The carrying value of the notes payable approximates fair value because the underlying interest rates approximate market rates at the balance sheet date.

Federal Home Loan Bank Advance-The Federal Home Loan Bank advance was carried at outstanding principal balance. The fair value of the advance was obtained from the Federal Home Loan Bank of Dallas. The Company does not have outstanding loans from FHLB as of December 31, 2021.

The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis are shown below (in thousands):

December 31, 2021
FY Hierarchy Level Carrying Amount Fair Value
Financial assets
Fixed maturity, bonds held-to-maturity
U.S. treasury and government Level I $ 12,284 $ 11,997
U.S. states and political subdivisions Level 2 104,039 103,809
Foreign governments Level 2 14,369 14,347
Corporate debt securities Level2 6,799,051 7,166,564
Residential mortgage-backed securities Level2 47,975 50,178
Collateralized debt securities Level2 111,263 111,894
Total fixed maturity, bonds held-to-maturity  7,088,981 7,458,789
Mortgage loans on real estate, net of allowance Level3 5,199,334 5,271,950
Policy loans Level3 365,208 365,208
Total financial assets  $ 12,653,523 $ 13,095,947
Financial liabilities
Investment contracts Leve13 $ I 0,947,958 $ 10,947,958
Notes payable Leve13 149,248 149,248
Total financial liabilities  $ 11,097,206 $ 11,097,206

December 31, 2020
FV Hierarchy Level Carrying Amount Fair Value
Financial assets
Fixed maturity, bonds held-to-maturity
U.S. treasury and government Level2 $ 7,732 $ 7,744
U.S. states and political subdivisions Level2 109,445 113,535
Foreign governments Level2 3,851 4,225
Corporate debt securities Level 2 6,981,597 7,595,712
Corporate debt securities Leve13 3,024 3,024
Residential mortgage-backed securities Level 2 114,127 117,728
Collateralized debt securities Leve12 135,194 141,213
Total fixed maturity, bonds held-to-maturity  7,354,970 7,983,181
Mortgage loans on real estate, net of allowance Leve13 5,242,531 5,451,152
Policy loans Level 3 373,014 373,014
Total financial assets  $ 12,970,515 $ 13,807,347
Financial liabilities
Investment contracts Level 3 $ 10,101,764 $ 10,101,764
Notes payable Level 3 153,703 153,703
Federal Home Loan Bank advance Level 2 250,000 250,227
Total financial liabilities  $ 10,505,467 $ 10,505,694

Note 10 - Deferred Policy Acquisition Costs
Deferred policy acquisition costs are shown below (in thousands):

Life

Annuity

Health
Property
& Casualty

Total
Balance at December 31, 2018 $ 839,133 $ 499,588 $ 33,960 $ 124,580 $ 1,497,261
Additions 139,336 70,272 19,940 313,710 543,258
Amortization (113,300) (79,746) (21,322) (316,141) (530,509)
Effect of change in unrealized gains on available-for-sale debt securities (12,269)
(74,734)
(87,003)
Net change 13,767 (84,208) (1,382) (2,431) (74,254)
Balance at December 31, 2019 852,900 415,380 32,578 122,149 1,423,007
Additions 148,142 55,411 15,926 335,744 555,223
Amortization (94,386) (103,709) (15,619) (335,831) (549,545)
Effect of change in unrealized gains on available-for-sale debt securities
(10,448)
(58,026)
(68,474)
Net change 43,308 (106,324) 307 (87) (62,796)
Balance at December 31, 2020 896,208 309,056 32,885 122,062 1,360,211
Additions 161,898 99,971 14,369 366,167 642,405
Amortization (111,764) (77,133) (17,906) (355,970) (562,773)
Effect of change in unrealized gains on available-for-sale debt securities
9,703
48,578
58,281
Net change 59,837 71,416 (3,537) 10,197 137,913
Balance at December 31, 2021 $ 956,045 $ 380,472 $ 29,348 $ 132,259 $ 1,498,124

Commissions comprise the majority of the additions to deferred policy acquisition costs.

Note 11 - Liability for Future Policy Benefits and Policyholder Account Balances

American National estimates liabilities for amounts payable under insurance and annuity policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of expected benefit payments reduced by the present value of expected premiums. Such liabilities are established on a block of business based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability termination, investment return, inflation, expenses, and other contingent events as appropriate to the respective product type.

Future policy benefits for non-participating traditional life insurance are equal to the aggregate of the present value of expected benefit payments and related expenses less the present value of expected net premiums. Assumptions as to mortality and persistency are based upon American National's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 3.0% to 8.0%.

Future policy benefit liabilities for participating traditional life insurance are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 2.5% to 5.5%) and mortality rates guaranteed in calculating the cash surrender values described in such contracts; and (ii) the liability for terminal dividends.

Future policy benefit liabilities for individual fixed deferred annuities after annuitization and single premium immediate annuities are equal to the present value of expected future payments. The interest rate used in establishing such liabilities range from 3.0% to 6.0% for all policies in-force.

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate used in establishing such liabilities range from 3.5% to 8.0%.

Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rates used in establishing such liabilities range from 3.0% to 6.0%.

Liabilities for universal life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. American National regularly evaluates estimates used and adjusts the additional liability balances with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

American National periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the consolidated statements of operations in the period in which the changes occur.

Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1.0% to 8.0% (some annuities have enhanced first year crediting rates ranging from 1.0% to 7.0%), less expenses, mortality charges, and withdrawals; and (iii) fair value adjustment.

Note 12 - Liability for Unpaid Claims and Claim Adjustment Expenses

The liability for unpaid claims and claim adjustment expenses ("claims") for health and property and casualty insurance is included in "Policy and contract claims" in the consolidated statements of financial position and is the amount estimated for incurred but not reported ("IBNR") claims and claims that have been reported but not settled. The liability for unpaid claims is estimated based upon American National's historical experience and actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, less anticipated salvage and subrogation. The effects of the changes are included in the consolidated results of operations in the period in which the changes occur. The time value of money is not taken into account for the purposes of calculating the liability for unpaid claims. There have been no significant changes in methodologies or assumptions used to calculate the liability for unpaid claims and claim adjustment expenses.

Information regarding the liability for unpaid claims is shown below (in thousands):

Years ended December 31,
2021 2020 2019
Unpaid claims balance, beginning $ 1,354,213 $ 1,322,837 $ 1,305,225
Less: Reinsurance recoverables 243,084 246,447 254,466
Net beginning balance 1,111,129 1,076,390 1,050,759
1ncurred related to
Current 1,277,798 I,177,634 1,207,796
Prior years (93,357) (61,659) (57,979)
Total incurred claims 1,184,441 1,115,975 1,149,817
Paid claims related to
Current 735,968 681,960 688,544
Prior years 392,881 399,276 435,642
Total paid claims 1,128,849 1,081,236 1,124,186
Net balance 1,166,721 1,111,129 1,076,390
Plus: Reinsurance recoverables 288,358 243,084 246,447
Unpaid claims balance, ending $ 1,455,079 $ 1,354,213 $ 1,322,837

The net and gross reserve calculations have shown favorable development as a result of favorable loss emergence compared to what was implied by the loss development patterns used in the original estimation of losses in prior years. Estimates for ultimate incurred claims attributable to insured events of prior years decreased by approximately $93.4 million, $61.7 million, $58.0 million in 2021, 2020, and 2019, respectively. The favorable development in 2021 was a reflection of lower-than-anticipated settlement costs of losses arising from commercial automobile, agribusiness, private passenger automobile, guaranteed asset protection waiver, and collateral protection insurance lines of business. The favorable development in 2020 was a reflection of lower rates of claim severity emergence than previously expected in the worker's compensation line of business, and lower liability claim settlement costs emerging from agribusiness and private passenger automobile lines of business.

For short-duration health insurance claims, the total of IBNR plus expected development on reported claims included in the liability for unpaid claims and claim adjustment expenses at December 31, 2021 and December 31, 2020 was $18.9 million and $20.5 million respectively.

The reconciliation of the net incurred and paid claims development tables to the liability for claims and claim adjustment expenses in the consolidated statement of financial position is as follows (in thousands):

 December 31, 2021
Net outstanding liabilities
Auto Liability $ 458,517
Non-Auto Liability  303,662
Commercial Multi-Peril  150,783
Homeowners  84,625
Short Tail Property  38,998
Credit Property and Casualty  16,004
Credit Life  1,435
Health  23,329
Credit Health  4,557
Other  897
Liabilities for unpaid claims and claim adjustment expenses, net of reinsurance  1,082,807
Reinsurance recoverable on unpaid claims
Auto Liability  11,554
Non-Auto Liability  40,650
Commercial Multi-Peril  8,419
Homeowners  13,746
Short Tail Property  12,818
Credit Property and Casualty  11,782
Credit Life  673
Health  193,065
Credit Health  1,657
Other  7,020
Total reinsurance recoverable on unpaid claims  301,384
Insurance lines other than short-duration  244,418
Unallocated claim adjustment expenses  63,686
  308,104
Total gross liability for unpaid claims and claim adjustment expense $ 1,692,295

Property and Casualty Reserving Methodology-The following methods are utilized:
Initial Expected Loss Ratio-This method calculates an estimate of ultimate losses by applying an estimated loss ratio to actual earned premium for each calendar/accident year. This method is appropriate for classes of business where the actual paid or reported loss experience is not yet mature enough to influence initial expectations of the ultimate loss ratios.
Pegged Frequency and Severity-This method uses actual claims count data and emergence patterns of older accident periods to project the ultimate number of reported claims for a given accident year. A similar process projects the ultimate average severity per claim so that the product of the two projections results in a projection of ultimate loss for a given accident year.
Bornhuetter-Ferguson-This method uses, as a starting point, either an assumed Initial Expected Loss Ratio Method or Pegged Frequency and Severity method and blends in the loss ratio or frequency and severity implied by the claims experience to date by using loss development patterns based on our historical experience. This method is generally appropriate where there are few reported claims and an unstable pattern of reported losses.
Loss or Expense Development (Chain Ladder)-This method uses actual loss or defense and cost containment expense data and the historical development profiles on older accident periods to project more recent, less developed periods to their ultimate total. This method is appropriate when there is a relatively stable pattern of loss and expense emergence and a relatively large number of reported claims.
Ratio of Paid Defense and Cost Containment Expense to Paid Loss Development-This method uses the ratio of paid defense and cost containment expense to paid loss data and the historical development profiles on older accident periods to project more recent, less developed periods to their ultimate total. In this method, an ultimate ratio of paid defense and cost containment expense to paid loss is selected for each accident period. The selected paid defense and cost containment expense to paid loss ratio is then applied to the selected ultimate loss for each accident period to estimate the ultimate defense and cost containment expense. Paid defense and cost containment expense is then subtracted from the ultimate defense and cost containment expense to calculate the unpaid defense and cost containment expense for that accident period.
Calendar Year Paid Adjusting and Other Expense to Paid Loss-This method uses a selected prior calendar years' paid expense to paid loss ratio to project ultimate loss adjustment expenses for adjusting and other expense. A percentage of the selected ratio is applied to the case reserves (depending on the line of insurance) and 100% to the indicated IBNR reserves. These ratios assume that a percentage of the expense is incurred when a claim is opened and the remaining percentage is paid throughout the claim's life.

For most credit property and casualty products, IBNR liability is calculated as a percentage of pro rata unearned premium, with the specific percentage for a given product line informed by a traditional completion factor claim reserve analysis.

The expected development on reported claims is the sum of a pay-to-current reserve and a future reserve. The pay-to-current reserve is calculated for each open claim having a monthly indemnity and contains the amount required to pay the open claim from the last payment date to the current valuation date. The future reserve is calculated by assigning to each open claim a fixed reserve amount based on the historical average severity. For debt cancellation products and involuntary unemployment insurance, this reserve is calculated using published valuation tables.

Cumulative claim frequency information is calculated on a per claim basis. Claims that do not result in a liability are not considered in the determination of unpaid liabilities.

For any given line of business, none of these methods are relied on exclusively. With minor exceptions, multiple methods may be used for a line of business as a check for reasonableness of our reselected reserve value.

The following contains information about incurred and paid claims development as of December 31, 2021, net of reinsurance, as well as cumulative claim frequency and the total of IBNR liabilities plus expected development on reported claims included within the net incurred claims amounts. The information about incurred and paid claims development for the years ended December 31, 2012 to 2020 is presented as supplementary information.

Auto Liability-Consists of personal and commercial auto. Claims and claim adjustment expenses are shown below (in thousands):

Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance As of December 31, 2021
Cumulative
Years ended December 31, IBNR Plus Number of
Accident           Expected Reported
Year 2012* 2013* 2014* 2015* 2016* 2017* 2018* 2019* 2020* 2021 Development Claims
2012 $251,593 $242,255 $231,312 $228,013 $229,426 $228,559 $228,864 $228,486 $228,236 $ 228,181 $ 58 44,691
2013  242,364 236,432 233,068 231,301 228,285 226,608 227,234 227,102 226,943 134 38,817
2014   232,146 223,386 217,819 215,419 214,870 214,557 214,326 214,253 203 36,011
2015    237,578 240,697 239,421 245,775 244,798 244,621 243,304 374 36,097
2016     259,177 256,080 261,400 259,128 257,633 256,294 1,434 37,114
2017      269,803 280,012 275,850 273,551 270,464 4,607 38,591
2018       314,467 299,512 288,806 282,805 12,541 37,826
2019        330,988 313,636 305,312 26,749 36,267
2020         277,597 254,808 46,637 26,166
2021          299,746 89,756 26,556
         Total $2,582,110

Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance Years ended December 31,
Accident
Year 2012* 2013* 2014* 2015* 2016* 2017* 2018* 2019* 2020* 2021
2012 $ 82,531 $ 150,323 $ 183,448 $ 204,980 $ 214,467 $ 219,170 $ 222,117 $ 222,865 $ 224,585 $ 224,799
2013  79,358 143,709 181,535 204,480 215,280 219,303 223,739 224,675 226,211
2014   72,838 134,376 166,947 187,375 204,057 209,401 210,994 212,522
2015    78,861 149,366 186,281 211,908 231,530 237,792 239,986
2016     86,492 153,911 198,326 225,869 237,592 247,640
2017      88,357 175,175 218,435 241,823 255,530
2018       95,777 185,317 227,312 248,183
2019        98,545 193,389 231,892
2020         78,699 151,722
2021          85,916
         Total $ 2,124,401
All outstanding liabilities before 2012, net of reinsurance* 808
* Unaudited supplementary information.

Non-Auto Liability-Consists of workers' compensation and other liability occurrence. Claims and claim adjustment expenses are shown below (in thousands):

Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance As of December 31, 2021
Cumulative
Years ended December 31, IBNR Plus Number of
Accident           Expected Reported
Year 2012* 2013* 2014* 2015* 2016* 2017* 2018* 2019* 2020* 2021 Development Claims
2012 $ 83,146 $ 80,470 $ 78,644 $ 75,226 $ 68,017 $ 63,630 $ 64,118 $ 63,336 $ 63,552 $ 63,304 $ 1,623 4,877
2013  74,183 75,815 70,772 67,841 65,096 64,564 63,284 62,926 62,159 1,738 4,556
2014   83,084 75,550 72,624 67,339 67,865 67,267 67,268 66,250 3,168 6,111
2015    83,897 78,968 76,724 67,548 64,189 63,326 63,523 3,593 5,563
2016     86,935 83,179 73,764 73,195 68,178 67,347 4,153 4,501
2017      102,616 88,902 81,240 77,322 76,540 6,397 8,176
2018       88,986 85,910 79,493 75,207 16,115 13,684
2019        96,064 95,340 92,544 26,473 11,875
2020         90,197 83,339 37,431 10,028
2021          102,869 65,428 8,512
         Total $753,082

Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance Years ended December 31,
Accident
Year 2012* 2013* 2014* 2015* 2016* 2017* 2018* 2019* 2020* 2021
2012 $ 13,862 $ 27,574 $ 38,826 $ 49,585 $ 55,194 $ 57,863 $ 59,528 $ 60,900 $ 61,450 $ 61,858
2013  12,794 22,743 32,474 42,504 47,987 51,672 54,323 55,426 56,916
2014   11,201 26,587 36,220 45,206 51,853 55,307 57,497 58,559
2015    11,979 23,488 37,059 46,285 51,303 53,478 55,434
2016     12,733 24,633 35,502 45,820 50,596 55,205
2017      14,865 37,139 48,654 53,996 59,582
2018       13,156 26,115 37,574 45,316
2019        12,204 30,199 40,729
2020         9,596 23,838
2021 12,389
Total $ 469,826
All outstanding liabilities before 2012, net of reinsurance* 20,406
Liabilities for claims and claim adjustment expenses, net of reinsurance $ 303,662

* Unaudited supplementary information.

are shown below (in thousands):

Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance As of December 31, 2021
Cumulative
Years ended December 31, IBNR Plus Number of
Accident           Expected Reported
Year 2012* 2013* 2014* 2015* 2016* 2017* 2018* 2019* 2020* 2021 Development Claims
2012 $ 35,169 $ 28,548 $ 26,805 $ 23,258 $ 23,385 $ 23,090 $ 22,481 $ 22,045 $ 22,033 $ 22,381 $ 151 2,717
2013  33,979 27,592 27,867 26,970 25,948 26,028 24,790 24,681 24,733 231 2,228
2014   36,852 31,220 34,911 33,962 36,132 34,279 34,004 33,836 292 2,311
2015    33,997 31,488 29,023 32,282 31,285 33,059 34,282 821 2,240
2016     38,115 33,475 33,080 31,615 33,628 32,705 875 4,798
2017      42,411 37,079 40,611 43,367 47,660 3,631 6,815
2018       50,784 50,182 51,519 51,035 4,595 5,678
2019        56,062 59,789 58,262 11,129 3,587
2020         68,226 63,281 16,924 4,012
2021          95,708 39,566 4,999
         Total $463,883

Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance Years ended December 31,
Accident
Year 2012* 2013* 2014* 2015* 2016* 2017* 2018* 2019* 2020* 2021
2012 $ 11,525 $ 14,454 $ 16,263 $ 18,670 $ 20,716 $ 21,026 $ 21,352 $ 21,415 $ 21,453 $ 21,499
2013  9,374 12,723 15,426 18,406 20,816 21,718 23,210 23,348 23,513
2014   12,001 16,484 20,199 24,602 27,339 31,448 32,702 32,934
2015    9,820 12,956 16,402 21,680 25,188 27,201 28,566
2016     11,327 17,193 19,085 22,339 25,686 26,690
2017      12,458 20,828 23,294 26,202 28,420
2018       18,027 30,078 32,490 35,781
2019        22,098 32,295 37,408
2020         25,492 38,415
2021          41,452
         Total $ 314,678
All outstanding liabilities before 2012, net of reinsurance* 1,578

* Unaudited supplementary information.

Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance As of December 31, 2021
Cumulative
Years ended December 31, IBNR Plus Number of
Accident           Expected Reported
Year 2012* 2013* 2014* 2015* 2016* 2017* 2018* 2019* 2020* 2021 Development Claims
2012 $181,284 $177,664 $175,523 $175,509 $175,178 $175,032 $174,611 $174,276 $174,239 $ 174,238 $ 30,999
2013  152,208 149,080 149,272 148,231 147,927 147,444 147,359 147,234 147,246  20,041
2014   132,651 131,634 130,287 131,546 130,895 130,747 130,799 130,713  18,183
2015    125,430 124,199 123,619 123,824 123,731 123,357 123,312 2 17,758
2016     147,264 145,373 144,376 145,019 144,828 144,766 17 21,559
2017      164,284 172,274 172,491 169,524 169,430 45 23,589
2018       174,495 179,561 176,317 176,681 61 22,576
2019        177,854 176,005 173,763 1,181 20,260
2020         227,298 228,441 2,876 24,788
2021          240,732 31,342 19,762
         Total $1,709,322

Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance Years ended December 31,
Accident
Year 2012* 2013* 2014* 2015* 2016* 2017* 2018* 2019* 2020* 2021
2012 $ 143,797 $ 169,415 $ 171,842 $ 173,170 $ 173,676 $ 174,139 $ 174,247 $ 174,256 $ 174,239 $ 174,238
2013  115,605 140,309 145,152 146,650 146,920 147,145 147,233 147,232 147,245
2014   96,300 122,601 126,245 129,467 130,059 130,305 130,542 130,577
2015    86,617 114,696 119,331 122,585 122,955 123,065 123,161
2016     I 05,415 136,796 140,972 144,000 144,596 144,635
2017      116,075 159,107 166,009 167,638 168,241
2018       121,631 165,203 170,850 174,077
2019        122,530 163,400 170,229
2020         166,352 217,224
2021          175,265
         Total $ 1,624,892
All outstanding liabilities before 2012, net of reinsurance* 195
* Unaudited supplementary information.

watercraft. This line of business has substantially all claims settled and paid in less than two years. Claims and claim adjustment expenses are shown below (in thousands):

Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance

As of December 31, 2021

Accident Year

Years ended December 31, 2020* 2021

JBNR Plus Expected Development

Cumulative Number of Reported Claims

2021

269,065

(3,599)

53,068

Total $ 498,922

Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
    Years ended December 31,
Accident Year    2020* 2021
2020    $ 203,827  $ 227,495
2021    235,425
    Total  $ 462,920
All outstanding liabilities before 2020, net of reinsurance* 2,996

* Unaudited supplementary information.

Credit Property and Casualty-Consists of credit property insurance, vendor's or lender's single interest insurance, GAP insurance, GAP waiver, debt cancellation products, involuntary unemployment insurance and collateral protection insurance. This line of business has substantially all claims settled and paid in less than two years. Claims and claim adjustment expenses are shown below (in thousands):

Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance

As of December 31, 2021

Accident Year

Years ended December 31, 2020* 2021

JBNR Plus Expected Development

Cumulative Number of Reported Claims

2021

51,002

12,188

14,443

 Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
 Years ended December 31,
Accident Year    2020* 2021
2020    $ 46,417  $ 65,269
2021    34,998
    Total  $ 100,267
All outstanding liabilities before 2020, net of reinsurance*

* Unaudited supplementary information.

Credit Life-For credit life products, IBNR is calculated as a percentage of life insurance in-force. This line of business has substantially all claims settled and paid in less than two years. Claims and claim adjustment expenses are shown below (in thousands):

Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance

As of December 31, 2021

Accident Year  Years
2020* ended December 31,
2021
IBNR Plus Expected Development Cumulative Number of Reported Claims
2020 $  7,265 $ 8,397 $ 35 48
2021     10,291  1,300 50
   Total $ 18,688

Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
    Years ended December 31,
Accident Year    2020* 2021
2020    $ 6,201  $ 8,359
2021    8,894
    Total  $ 17,253
All outstanding liabilities before 2020, net of reinsurance*

* Unaudited supplementary information.

Health Reserving Methodology-The following methods are utilized:
Completion Factor Approach-This method assumes that the historical claim patterns will be an accurate representation of unpaid claim liabilities. An estimate of the unpaid claims is calculated by subtracting period-to-date paid claims from an estimate of the ultimate "complete" payment for all incurred claims in the period. Completion factors are calculated which "complete" the current period-to-date payment totals for each incurred month to estimate the ultimate expected payout.
Tabular Claims Reserves-This method is used to calculate the reserves for long-term care and disability income blocks of business. These reserves rely on published valuation continuance tables created using industry experience regarding assumptions of continued morbidity and subsequent recovery. Reserves are calculated by applying these continuance tables, along with appropriate company experience adjustments, to the stream of contractual benefit payments. These expected benefit payments are discounted at the required interest rate.
Future Policy Benefits-Reserves are equal to the aggregate of the present value of expected future benefit payments, less the present value of expected future premiums. Morbidity and termination assumptions are based on our experience or published valuation tables when available and appropriate.
Premium Deficiency Reserves-Deficiency reserves are established when the expected future claim payments and expenses for a classification of policies are in excess of the expected premiums for these policies. The determination of a deficiency reserve takes into consideration the likelihood of premium rate increases, the timing of these increases, future net investment income, and the expected benefit utilization patterns. We have established premium deficiency reserves for portions of the major medical business and the long-term care business that are in run-off. The assumptions and methods used to determine the deficiency reserves are reviewed periodically for reasonableness, and the reserve amount is monitored against emerging losses.

There is no expected development on reported claims in the health blocks. Claim frequency is determined by totaling the number of unique claim numbers during the period as each unique claim number represents a claim event for an individual claimant.

Health-Consists of stop-loss and other supplemental health products. This line of business has substantially all claims settled and paid in less than five years. Claims and claim adjustment expenses are shown below (in thousands):

Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance As of December 31, 2021
 Years ended December 31, IBNR Plus Cumulative
Accident Year
2017* 2018*
2019*
2020* 2021 Expected
Development Number of
Reported Claims
2017 $ 41,544  $ 39,930 $ 35,466 $ 35,447  $ 35,451 $ 29,216
2018 64,686 63,729 57,676 57,682  30,004
2019  48,175 52,508 47,294 1 30,614
2020   38,461 37,871 3,816 24,946
2021   43,153 14,174 20,877
   Total $ 221,451

Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance Years ended December 31,
Accident Year 2017* 2018* 2019* 2020* 2021
2017 $ 25,358 $ 35,392 $ 35,420 $ 35,420 $ 35,420
2018  34,894 57,759 57,616 57,617
2019   33,353 47,270 47,245
2020    23,398 34,118
2021     27,889
    Total $ 202,289
All outstanding liabilities before 2017, net of reinsurance* 4,167
Liabilities for claims and claim adjustment expenses, net of reinsurance  $ 23,329

* Unaudited supplementary information.

Credit Health Reserving Methodology-The following methods are utilized:

Tabular Claims Reserves-These reserves rely on published valuation continuance tables. The insured's age at disablement, the duration of the claim and the remaining term of the policy are used to provide a factor which is applied to the remaining exposure to calculate the present value of future benefits for insureds on claim.

The claim liability consists of IBNR and Due/Unpaid. The IBNR utilizes an inventory type method based on historical patterns of claim payments incurred but not reported within the last six months of the valuation date.

The Due/Unpaid reserves are the amount needed to pay an open claim from the last date of payment to the reserve valuation date.

Credit Health-The claim liability consists of credit disability. This line of business has substantially all claims settled and paid in less than five years. Claims and claim adjustment expenses are shown below (in thousands):

Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance As of December 31, 2021
 Years ended December 31, IBNR Plus Expected Cumulative Number of
Accident Year 2017'' 2018* 2019* 2020* 2021 Development Reported Claims
2017 $ 4,555  $ 4,852 $ 4,773 $ 4,820  $ 4,873  $  46 3,803
2018 4,631 4,163 4,155 4,303  76 3,572
2019  3,902 3,705 3,631  97 2,999
2020   3,736 3,741  222 2,605
2021   3,415  457 1,533
   Total  $ 19,963

* Unaudited supplementary information.

Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance Years ended December 31,
Accident Year 2017* 2018* 2019* 2020* 2021
2017 $ 1,389 $ 3,328 $ 4,058 $ 4,438 $ 4,639
2018  1,473 2,930 3,598 3,918
2019   1,208 2,618 3,138
2020    1,179 2,613
2021     1,098
    Total $ 15,406
All outstanding liabilities before 2017, net of reinsurance*
Liabilities for claims and claim adjustment expenses, net of reinsurance  $ 4,557

* Unaudited supplementary information.

The following table is supplementary information. A 10-year average annual percentage payout of incurred claims is shown below:

Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
 Year 1 Year 2 Year 3 Year4 Years Year6 Year 7 Year 8 Year9 Year 10
Auto Liability 33.0% 29.5% 15.3% 9.5% 5.7% 2.6% 1.2% 0.5% 0.7% 2.0%
Non-Auto Liability 17.1% 19.9% 15.9% 13.4% 8.3% 5.1% 3.3% 1.9% 1.6% 13.5%
Commercial Multi-Peril 37.1% 16.2% 8.1% 10.5% 8.7% 5.2% 3.8% 0.5% 0.5% 9.4%
Homeowners 73.1% 21.3% 3.3% 1.7% 0.3% 0.1% 0.1% -% -% 0.1%
Short Tail Property 88.1% 11.9% -% -% -% -% -% -% -% -%
Credit Property and Casualty 69.9% 30.1% -% -% -% -% -% -% -% -%
Credit Life 80.1% 19.9% -% -% -% -% -% -% -% -%

Note 13 - Reinsurance

American National reinsures portions of certain life insurance policies to provide a greater diversification of risk and manage exposure on larger risks. The maximum amounts that would be retained by one life insurance company (ANICO) by issue ages are shown below (in thousands):

 0-75 Years 76-80 Years 81 and Over
Individual life $ 5,000 $ 2,000 $ 1,000
Individual accidental death 250 250 250
Credit life 100 100 100
Group life 100 100 100
Total $ 5,450 $ 2,450 $ 1,450

For the Property and Casualty segment, American National retains the first $2.0 million of loss per risk. Reinsurance covers up to $6.0 million of property and liability losses per risk. Additional excess property per risk coverage is purchased to cover risks up to $20.0 million, and excess casualty clash coverage is purchased to cover losses up to $60.0 million. Excess casualty clash covers losses incurred as a result of one casualty event involving multiple policies, excess policy limits and extra contractual obligations. Facultative reinsurance is purchased for individual risks attaching at $20.0 million as needed. Corporate catastrophe coverage is in place for losses up to $470.0 million ($500.0 million if the top layer of the Property Catastrophe Top and Drop contract is included). American National retains the first $35.0 million of each catastrophe. Catastrophe aggregate reinsurance coverage is also purchased and is provided by two contracts.

The first contract is the Property Catastrophe Top and Drop cover that consists of $30.0 million of annual limit available either wholly or in part across two layers of coverage. The first layer is 100% of $30.0 million excess of $470.0 million on an occurrence basis. The second layer provides aggregate protection where subject loss is $15.0 million excess of$20.0 million of each catastrophe, and recoveries follow satisfaction of a $15.0 million annual aggregate deductible. The second layer acts to reduce the retention on large second and third catastrophe events to $20.0 million following a first large catastrophe. This cover was placed at 100% for 2021 and does not include a reinstatement. The second aggregate contract provides for $30.0 million of coverage after $160.0 million of annual aggregated catastrophe losses has been reached. Qualifying losses include amounts of retained losses net of other reinsurance below $35.0 million on Property Claims Services ("PCS") declared catastrophe events and internally declared catastrophe events exceeding $5.0 million. This cover was placed at 55% for 2021 and does not include a reinstatement.

American National remains primarily liable with respect to any reinsurance ceded and would bear the entire loss if the reinsurer does not meet their obligations under any reinsurance treaties. American National had the following recoverables from reinsurance, net of allowance for credit losses (in thousands):

2021

December 31,

2020

None of the amount outstanding at December 31, 2021 is the subject of litigation or is in dispute with the reinsurers involved. Management believes the unfavorable resolution of any dispute that may arise would not have a material impact on American National's consolidated financial statements.

Note 13 - Reinsurance (Continued)

The amounts in the consolidated financial statements include the impact of reinsurance. Premiums written and earned are shown below (in thousands):

Years ended December 31,
2021 2020 2019
WRITTEN
Direct $ 2,650,696 $ 2,533,278 $ 2,500,176
Reinsurance assumed 644,858 591,457 578,656
Reinsurance ceded (944,194) (883,187) (865,369)
Net $ 2,351,360 $ 2,241,548 $ 2,213,463

EARNED
Direct $ 2,716,632 $ 2,629,403 $ 2,464,870
Reinsurance assumed 317,081 291,945 236,504
Reinsurance ceded (732,660) (703,274) (5 I 8,580)
Net $ 2,301,053 $ 2,218,074 $ 2,182,794

Life insurance in-force and related reinsurance amounts are shown below (in thousands):

December 31,
2021 2020 2019
Direct life insurance in-force $ 136,710,529 $ 128,075,765 $ 117,886,265
Reinsurance risks assumed from other companies 221,023 171,433 218,020
Reinsurance risks ceded to other companies (22,835,954) (24,006,683) (24,913,905)
Net life insurance in-force $ 114,095,598 $ 104,240,515 $ 93,190,380

Note 14 - Federal Income Taxes

A reconciliation of the effective tax rate to the statutory federal tax rate is shown below (in thousands, except percentages):

Years ended December 31,
2021 2020 2019

Amount Rate Amount Rate Amount Rate
Total expected income tax expense at the statutory rate $ 186,647 21.0% $  122,174 21.0% $  167,554 21.0%
Tax-exempt investment income (3,929) (0.4) (4,262) (0.7) (3,969) (0.5)
Deferred tax change (8,260) (0.9) 2,816 0.5 (519) (0.1)
Dividend exclusion (3,459) (0.4) (3,097) (0.5) (3,628) (0.5)
Tax credits, net (4,988) (0.6) (7,484) (1.3) (7,090) (0.9)
Low-income housing tax credit expense 4,736 0.5 4,923 0.8 6,394 0.8
Change in valuation allowance (138)  (625) (0.1) 383
Other items, net (1,052) (0.1) 2,407 0.4 6,292 0.7
Total $  169,557 19.1% $  116,852 20.1% $  165,417 20.5%

As of December 31, 2021, American National had no material net operating loss or tax credit carryforwards.

American National's federal income tax returns for tax years 2018 to 2020 are subject to examination by the Internal Revenue Service. In the opinion of management, all prior year taxes have been paid or adequate provisions have been made for any tax deficiencies that may be assessed.

As of December 31, 2021, American National had no provision for uncertain tax positions and no provision for penalties or interest. In addition, management does not believe there are any uncertain tax benefits that could be recognized within the next twelve months that would impact American National's effective tax rate.

Note 14 - Federal Income Taxes (Continued)
The tax effects of temporary differences that gave rise to the deferred tax assets and liabilities are shown below (in thousands):

December 31,
2021 2020
DEFERRED TAX ASSETS
Mortgage loans on real estate $ 27,784 $ 34,341
Future policy benefits, policyholders' account balances and claims 43,538 57,572
Unearned premium reserve 25,142 23,225
Participating policyholders' liability 67,367 41,593
Deferred compensation 9,853 8,923
Tax carryforwards 1,748 1,644
Gross deferred tax assets before valuation allowance 175,432 167,298
Valuation allowance (2,552) (2,458)
Gross deferred tax assets after valuation allowance 172,880 164,840

DEFERRED TAX LIABILITIES
Bonds 69,089 122,326
Equity securities 8,386 262,017
Real estate, real estate partnerships and investment funds 16,319 12,499
Other invested assets 30,452 29,664
Deferred acquisition costs 218,252 199,152
Property and equipment 6,272 7,689
Pension and liability for retirement benefits 20,640 1,549
Other liabilities 5,554 8,426
Gross deferred tax liabilities 374,964 643,322
Total net deferred tax liability $ 202,084 $ 478,482

In 2021, our deferred tax liabilities decreased from $478.5 million at December 31, 2020 to $202.1 million at December 31, 2021. The decrease was primarily due to the sale of equity securities. Upon sale, deferred tax liabilities on unrealized gains became realized for tax purposes resulting in a decrease in deferred tax liabilities and an increase in current tax liability.

GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance, if necessary, to reduce our deferred tax assets to an amount that is more-likely-than-not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. There were no material changes to our valuation allowance recorded during the years ended December 31, 2021 and 2020. Although realization is not assured, management believes it is more-likely-than-not that our remaining deferred tax assets will be realized and that as of December 31, 2021, no additional valuation allowance is required.

Note 15 - Accumulated Other Comprehensive Income (Loss)

The components of and changes in the accumulated other comprehensive income ("AOCI"), and the related tax effects, are shown below (in thousands):

Net Unrealized Gains (Losses) on Securities Defined Benefit Pension Plan Adjustments
Foreign Currency Adjustments Accumulated Other Comprehensive Income (Loss)
Balance at December 31, 2018 $ (42,469) $ (54,236) $ (3,033) $ (99,738)
Amounts reclassified from AOCI (net of tax benefit $213 and expense
$1,491)
(800)
5,607
4,807
Unrealized holding gains arising during the period (net of tax expense
$70,808) 266,373   266,373
Unrealized adjustment to DAC (net of tax benefit $18,270) (68,733)   (68,733)
Unrealized gains on investments attributable to participating policyholders' interest (net of tax benefit $3,372)
(12,684)
(12,684)
Actuarial gain arising during the period (net of tax expense of$2,629)  9,888  9,888
Foreign currency adjustment (net of tax expense $104)   390 390
Cumulative effect of changes in accounting 16,164 (16,491) (458) (785)
Balance at December 31, 2019 157,851 (55,232) (3,101) 99,518
Amounts reclassified from AOCI (net of tax benefit $2,092 and expense
$1,018)
(7,870)
3,831
(4,039)
Unrealized holding gains arising during the period (net of tax expense
$52,808) 198,657   198,657
Unrealized adjustment to DAC (net of tax benefit $14,380) (54,094)   (54,094)
Unrealized gains on investments attributable to participating policyholders' interest (net of tax benefit $632)
(2,378)
(2,378)
Actuarial loss arising during the period (net of tax benefit $4,181)  (15,729)  (15,729)
Foreign currency adjustment (net of tax expense $62)   235 235
Balance at December 31, 2020 292,166 (67,130) (2,866) 222,170
Amounts reclassified from AOCI (net of tax benefit $8,608 and expense
$2,016)
(32,382)
7,584
(24,798)
Unrealized holding losses arising during the period (net of tax benefit
$43,343)
(163,051)
(163,051)
Unrealized adjustment to DAC (net of tax expense $12,239) 46,042   46,042
Unrealized losses on investments attributable to participating policyholders' interest (net of tax expense $1,738)
6,537
6,537
Actuarial gain arising during the period (net of tax expense $15,974)  60,092  60,092
Foreign currency adjustment (net of tax expense $65)   62 62
Balance at December 31, 2021 $ 149,312 $ 546 $ (2,804) $ 147,054

Note 16 - Stockholders' Equity and Noncontrolling Interests

On July 1, 2020, American National Insurance Company, a Texas insurance company ("ANICO"), completed its previously announced holding company reorganization. As a result of such reorganization, ANICO became a wholly owned subsidiary of American National Group, Inc., a Delaware corporation ("ANAT"), and ANAT replaced ANICO as the publicly held company. The reorganization provided for the automatic conversion of each share of ANICO common stock, par value of $1.00 per share, issued and outstanding immediately prior to the effective time of the reorganization, into one duly issued, fully paid and nonassessable share of the common stock, par value $0.01 per share, of ANAT. Upon the effective date of the holding company reorganization, ANAT retired 3,945,249 shares of common stock that were held in treasury at ANICO prior to the reorganization. The number of shares outstanding at the dates indicated are shown below:

Year ended December 31,
2019
Shares issued 30,832,449

Outstanding shares 26,887,200
Unrestricted outstanding shares 26,877,200

Stock-based Compensation

American National has made grants of Stock Appreciation Rights ("SAR"), Restricted Stock ("RS"), and Restricted Stock Units ("RSU"), pursuant to a stock-based compensation plan. The term for granting additional awards under such plan expired in 2019. Pursuant to the plan, grants were made to certain officers meeting established performance objectives, and grants were made to directors as compensation and to align their interests with those of other shareholders.

SAR, RS and RSU information for the periods indicated are shown below:

SAR RS Shares RSUs

Shares Weighted- Average Grant Date Fair Value

Shares Weighted- Average Grant Date Fair Value

Units Weighted- Average Grant Date Fair Value
Outstanding at December 31, 2018 335 $ 84.41 10,000 $ 80.05 18,316 $ 111.12
Granted     8,250 I 13.19
Exercised     (18,316) 111.12
Forfeited
Expired (269) 77.90
Outstanding at December 31, 2019 66 110.83 10,000 80.05 8,250 113.19
Granted
Exercised     (8,250) 113.19
 Forfeited    Expired (66) 110.83
Outstanding at December 31, 2020 $ $ $

 SAR   RS Shares   RSUs
Weighted-average contractual remaining life (in years)   0.0   0   0
Exercisable shares      NIA   NIA
Weighted-average exercise price $   $   $
Weighted-average exercise price exercisable shares      NIA   NIA
Compensation expense (credit)
Year ended December 31, 2020 (1,000) 40,000  (184,000)
Year ended December 31, 2019 15,000 80,000  1,168,000
Fair value of liability award
December 31, 2020  NIA

The SARs gave the holder the right to cash compensation based on the difference between the stock price on the grant date and the stock price on the exercise date. The SARs vest at a rate of 20% per year for five years and expired five years after vesting. All remaining SARs expired on May 1, 2020.

RS awards entitle the participant to full dividend and voting rights. Each RS share awarded has the value of one share of restricted stock and vests IO years from the grant date. Unvested shares are restricted as to disposition, and are subject to forfeiture under certain circumstances. Compensation expense is recognized over the vesting period. The restrictions on these awards lapse after 10 years and feature a graded vesting schedule in the case of the retirement, death or disability of an award holder or change in control. Restricted stock awards for 350,334 shares have been granted at an exercise price of zero, of which 10,000 shares are unvested and were transferred to American National Group, Inc, following the holding company reorganization. The compensation expense recognized above is the portion related to American National Insurance Company prior to the transfer.

RSU awards to our directors and advisory directors are now issued by American National Group, Inc. The compensation expense recognized is the portion of the 2019 grant that vested May 1, 2020.

Earnings per Share

Basic earnings per share were calculated using a weighted average number of shares outstanding. Diluted earnings per share include RS awards and RSU award shares issued in 2019. RSUs issued in 2021 and 2020 may only be settled in cash.

Year ended December 31,

 2019
Weighted average shares outstanding 26,882,691
Incremental shares from RS awards and RSUs 8,552
Total shares for diluted calculations 26,891,243
Net income attributable to American National (in thousands) $ 620,363
Basic earnings per share $ 23.08
Diluted earnings per share $ 23.07

Statutory Capital and Surplus

Risk Based Capital ("RBC") is a measure insurance regulators use to evaluate the capital adequacy of American National's insurance subsidiaries. RBC is calculated using formulas applied to certain financial balances and activities that consider, among other things, investment risks related to the type and quality of investments, insurance risks associated with products and liabilities, interest rate risks and general business risks. Insurance companies that do not maintain capital and surplus at a level at least 100% of the company action level RBC are required to take certain actions. At December 31, 2021 and 2020, ANICO's statutory capital and surplus was $4.0 billion and $3.6 billion, respectively, which resulted in an RBC level above 200% of the company action level. All of our other insurance subsidiaries had statutory capital and surplus at December 31, 2021 and 2020 above 200% of the company action level except ANPAC Louisiana Insurance Company ("ANPLA"), which had an RBC level of 194% at December 31, 2020, which increased to 242% at December 31, 2021.

American National's insurance subsidiaries prepare financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of each subsidiary's state of domicile, which include certain components of the National Association of Insurance Commissioners' Codification of Statutory Accounting Principles ("NAIC Codification"). NAIC Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting practices continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the statutory capital and surplus of our insurance subsidiaries.

Statutory accounting differs from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, and valuing securities on a different basis. In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus.

One of American National's insurance subsidiaries has been granted a permitted practice from the Missouri Department of Insurance, to record as the valuation of its investment in a wholly-owned subsidiary that is the attorney-in-fact for a Texas domiciled insurer, the statutory capital and surplus of the Texas domiciled insurer. This permitted practice increases the statutory capital and surplus of both ANICO and American National Lloyds Insurance Company by $68. l million and $75.3 million at December 31, 2021 and 2020, respectively. The statutory capital and surplus of both ANICO and American National Lloyds Insurance Company would have remained above the authorized control level RBC had it not used the permitted practice.

The statutory capital and surplus and net income (loss) of our life and property and casualty insurance entities in accordance with statutory accounting practices are shown below (in thousands):

December 31,
2021 2020
Statutory capital and surplus
Life insurance entities $ 2,425,759 $ 2,188,808
Property and casualty insurance entities 1,570,501 1,463,179

Years ended December 31,
2021 2020 2019
Statutory net income (loss)
Life insurance entities $ 956,053 $ (25,178) $ 47,133
Property and casualty insurance entities 383,962 127,207 96,269

Statutory net income for our life insurance entities increased as a result of a $1.0 billion dividend payment to ANICO from ANH Investments, LLC, as a result of proceeds received from the sale of the majority of the equity securities portfolio.
Statutory net income for our property and casualty entities increased driven by an increase in net realized gains as a result of the sale of the majority of the companies' equity securities portfolios.

Dividends

Dividends are paid on a quarterly basis. We paid a quarterly dividend of$0.82 to stockholder's of ANICO prior to the holding company reorganization. Subsequent to the holding company reorganization on July 1, 2020, a cash dividend is paid to ANAT on a quarterly basis. We will continue to pay our regular quarterly cash dividend to ANAT, although there is no assurance as to future dividends because they depend on future earnings, capital requirements, financial conditions per share, and conditions of the Merger Agreement with Brookfield Reinsurance. Refer to Note 1, Nature of Operations, for more information regarding the Merger Agreement with Brookfield Reinsurance.

The amount of dividends paid by our insurance company subsidiaries is restricted by insurance law. These restrictions are based, in part, on the prior year's statutory income and surplus. In general, dividends up to specified levels are considered ordinary and may be paid without prior regulatory approval. Dividends in larger amounts, or extraordinary dividends, are subject to approval by the insurance commissioner of the relevant state of domicile. For example, restrictions applicable to Texas-domiciled life insurance companies like ANICO limit the payment of dividends to the greater of the prior year's statutory net gain from operations before realized capital gains, or 10% of prior year statutory surplus, in each case determined in accordance with statutory accounting principles. ANICO is permitted, without prior approval of the Texas Department of Insurance, to pay total dividends of $792.4 million during 2022, subject to the terms and conditions of the Merger Agreement with Brookfield Reinsurance.
Noncontrolling Interests

American National County Mutual Insurance Company ("County Mutual") is a mutual insurance company owned by its policyholders. ANICO has a management agreement that effectively gives it control of County Mutual. As a result, County Mutual is included in the consolidated financial statements of American National. Policyholder interests in the financial position of County Mutual are reflected as noncontrolling interest of $6.8 million at December 31, 2021 and 2020, respectively.

American National Insurance Company and its subsidiaries exercise control or ownership of various joint ventures, resulting in their consolidation into American National 's consolidated financial statements. The interests of the other partners in the consolidated joint ventures are shown as a noncontrolling interest of $0.9 million and a noncontrolling deficit of $0.9 million at December 31, 2021 and 2020, respectively.

Note 17 Pension and Postretirement Benefits Savings Plans
American National sponsors a qualified defined contribution (401(k) plan) for all employees, and non-qualified defined contribution plans for certain employees whose otherwise eligible earnings exceed the statutory limits under the qualified plans. The total expense associated with matching contributions to these plans was $10.8 million, $9.9 million, and $9.5 million for 2021, 2020, and 2019, respectively.

Pension Benefits

American National sponsors qualified and non-qualified defined benefit pension plans, all of which have been frozen. As such, no additional benefits are accrued through these plans for additional years of service credit or future salary increase credit, and no new participants are added to the plans. Benefits earned by eligible employees prior to the plans being frozen have not been affected.

The qualified pension plans are noncontributory. The plans provide benefits for salaried and management employees and corporate clerical employees subject to a collective bargaining agreement based on years of service and employee compensation. The non-qualified pension plans cover key employees and restore benefits that would otherwise be curtailed by statutory limits on qualified plan benefits.

Amounts recognized in the consolidated statements of financial position consist of (in thousands):
Qualified Non-qualified
2021 2020 2021 2020
Reconciliation of benefit obligation
Obligation at beginning of year $ 427,745 $ 387,273 $ 65,791 $ 65,733
Service cost 589 543
Interest cost on projected benefit obligation 10,290 13,079 917 1,789
Actuarial (gain) loss (11,640) 50,620 2,496 6,775
Benefits paid (27,604) (23,770) (8,510) (8,506)
Obligation at end of year 399,380 427,745 60,694 65,791
Reconciliation of fair value of plan assets
Fair value of plan assets at beginning of year 511,989 470,101
Actual return on plan assets 90,822 65,700
Employer contributions   8,510 8,506
Benefits paid (27,597) (23,812) (8,510) (8,506)
Fair value of plan assets at end of year 575,214 511,989
Funded status at end of year $ 175,834 $ 84,244 $ (60,694) $ (65,791)

The components of net periodic benefit cost for the defined benefit pension plans are shown below (in thousands):
Years ended December 31,
 2021  2020  2019
Service cost $ 589 $ 543 $ 523
Interest cost 11,207 14,868 17,421
Expected return on plan assets (25,921) (26,109) (24,248)
Amortization of net actuarial loss 7,628 4,848 7,070
Settlement recognition 1,973
Net periodic cost (benefit) $ (4,524) $ (5,850) $ 766

Amounts related to the defined benefit pension plans recognized as a component of AOCI are shown below (in thousands):
Years ended December 31,
 2021 2020 2019
Actuarial gain (loss) $ 85,666 $ (15,061) $ 19,615
Deferred tax benefit (expense) (17,990) 3,163 (4,120)
Cumulative effect of change in accounting   (16,491)
Other comprehensive income (loss), net of tax $ 67,676 $ (11,898) $ (996)

Amounts recognized as a component of AOCI that have not been recognized as a component of the combined net periodic benefit cost of the defined benefit pension plans, are shown below (in thousands):
Years ended December 31,
 2021 2020
Net actuarial gain (loss) $ 690  $ (84,976)
Deferred tax benefit (expense) (144) 17,846
Amounts included in AOCI $ 546  $ (67,130)

The weighted average assumptions used are shown below:

Used for Net Benefit Cost for year ended December 31, 2021

Used for Benefit Obligations as of December 31, 2021

Long-term rate of return 5.25

American National's funding policy for the qualified pension plans is to make annual contributions to meet the minimum funding standards of the Pension Protection Act of 2006. American National and its affiliates did not contribute to its qualified plans in 2021, 2020 and 2019 due to the substantial contribution over minimum funding standards of $60 million made in 2018. The benefits paid from the non-qualified plans were $8.5 million, $8.5 million and $8.7 million in 2021, 2020 and 2019, respectively. Future payments from the non-qualified pension benefit plans will be funded out of general corporate assets.

The following table shows pension benefit payments expected to be paid (in thousands):

2022 $ 49,048
2023  33,243
2024  32,891
2025  30,522
2026  29,648
2027-2031  135,164

American National utilizes third-party pricing services to estimate fair value measurements of its pension plan assets. Refer to Note 9, Fair Value of Financial Instruments for further information concerning the valuation methodologies and related inputs utilized by the third-party pricing services. The fair values (hierarchy measurements) of the pension plan assets by asset category are shown below (in thousands):

December 31, 2021
 Total  Level 1 Level 2  Level 3
Asset Category
Corporate debt securities $ 144,770 $  $ 144,770 $
Residential mortgage-backed securities 61   61
Equity securities by sector
Consumer goods 63,296  63,296
Energy and utilities 27,078  27,078
Finance 48,401  48,401
Healthcare 60,972  60,972
Industrials 29,375  29,375
Information technology 103,379  103,379
Other 86,256  86,256
Commercial paper 3,104   3,104
Unallocated group annuity contract 498   498
Other 8,024  8,024
Total $ 575,214 $ 426,781 $ 148,433 $

December 31, 2020

 Total  Level I Level 2  Level 3
Asset Category
Corporate debt securities $ 157,933 $  $ 157,243 $  690
Residential mortgage-backed securities 3,521   3,521
Equity securities by sector
Consumer goods 57,684  57,684
Energy and utilities 22,007  22,007
Finance 40,161  40,161
Healthcare 51,641  51,641
Industrials 25,827  25,827
Information technology 78,720  78,720
Other 70,230  70,230
Commercial paper 872   872
Unallocated group annuity contract 1,940   1,940
Other 1,453  1,453
Total $ 511,989 $ 347,723 $ 163,576 $  690

The investment policy for the retirement plan assets is designed to provide the highest return commensurate with sound and prudent underwriting practices. The investment diversification goals are to have investments in cash and cash equivalents as necessary for liquidity, debt securities up to 100% and equity securities up to 75% of the total invested plan assets. The amount invested in any particular investment is limited based on credit quality, and no single investment may at the time of purchase be more than 5% of the total invested assets.

The corporate debt securities category are investment grade bonds of U.S. and foreign issuers denominated and payable in U.S. dollars from diverse industries, with a maturity of l to 30 years. Foreign bonds in the aggregate shall not exceed 20% of the bond portfolio. Residential mortgage-backed securities represent asset-backed securities with a maturity date l to 30 years with a Level 1 or 2 rating.

Equity portfolio managers have discretion to choose the degree of concentration in various issues and industry sectors for the equity securities. Permitted securities are those for which there is an active market providing liquidity for the specific security. Commercial paper investments generally have a credit rating of A2 by Moody's or P2 by Standard & Poor's with at least BBB rating on the issuer's outstanding debt, or selected issuers with no outstanding debt.

Postretirement Life and Health Benefits

Under American National's various group benefit plans for active employees, life insurance benefits are provided upon retirement for eligible participants who meet certain age and length of service requirements.

The accrued postretirement benefit obligation, included in the liability for retirement benefits, was $12.2 million and
$5.3 million at December 31, 2021 and 2020, respectively. These amounts were approximately equal to the unfunded accumulated postretirement benefit obligation.

Note 18 - Commitments and Contingencies Commitments
American National and its subsidiaries lease insurance sales office space, technological equipment, and automobiles. The remaining long-term lease commitments at December 31, 2021 were approximately $12.7 million.

American National had aggregate commitments at December 31, 2021 to purchase, expand or improve real estate, to fund fixed interest rate mortgage loans, and to purchase other invested assets of $1.5 billion of which $786.2 million is expected to be funded in 2022 with the remainder funded in 2023 and beyond.

American National had outstanding letters of credit in the amount of $3.5 million as of December 31, 2021 and 2020.

The Merger Agreement contains certain termination rights for both American National Group, Inc. and Brookfield Reinsurance. If the Merger has not closed by May 6, 2022 ("Outside Date"), either American National Group, Inc. or Brookfield Reinsurance may terminate the Merger Agreement. However, if the closing has not occurred because the required insurance regulatory approvals have not been obtained, and all other conditions to closing have been satisfied (other than those conditions that by their terms are to be satisfied at the closing, each of which is capable of being satisfied at the closing) or waived, the Outside Date will be August 6, 2022. The Merger Agreement requires American National Group, Inc. to pay Brookfield Reinsurance a
$178.5 million termination fee under certain circumstances. Those circumstances are relatively limited, since American National Group, Inc. has already received the required stockholder approval for the Merger. Specifically, a termination fee would be payable by American National Group, Inc. if (i) Brookfield Reinsurance terminates the merger agreement due to the occurrence of a terminable breach by American National Group, Inc., (ii) a competing acquisition proposal from a third party was announced prior to the termination that was not withdrawn and (iii) within 12 months after the termination, American National Group, Inc. enters into a definitive agreement with respect to, or otherwise consummates, the competing acquisition proposal (or does not oppose it, in the case of a tender or exchange offer).

Federal Home Loan Bank (FHLB) Agreements

In May 2018, the Company became a member of the Federal Home Loan Bank of Dallas to augment its liquidity resources. The Company initially purchased $7.0 million of stock to meet the FHLB's membership requirement. The FHLB member stock is recorded in other invested assets on the Company's consolidated statements of financial position. Through its membership, the Company has access to the FHLB's financial services including advances that provide an attractive funding source for short term borrowing and for access to other funding agreements. As of December 31, 2021, certain collateralized mortgage obligations with a fair value of approximately $28.0 million and commercial mortgage loans of approximately $1.5 billion were on deposit with the FHLB as collateral for borrowing. As of December 31, 2021, the collateral provided borrowing capacity of approximately $902.7 million. The deposited securities and commercial mortgage loans are included in the Company's consolidated statements of financial position within fixed maturity securities and mortgage loans on real estate, net of allowance, respectively.

Guarantees

ANICO has guaranteed bank loans for customers of a third-party marketing operation. The bank loans are used to fund premium payments on life insurance policies issued by ANICO. The loans are secured by the cash values of the life insurance policies. If the customer were to default on a bank loan, ANICO would be obligated to pay off the loan. As the cash values of the life insurance policies always equal or exceed the balance of the loans, management does not foresee any loss on these guarantees. The total amount of the guarantees outstanding as of December 31, 2021, was approximately $121.4 million, while the total cash value of the related life insurance policies was approximately $143.1 million.

Restrictions of the Merger Agreement limit the Company's ability, without Brookfield Reinsurance's consent, to incur guarantee or assume any indebtedness, subject to certain limited exceptions, including investment portfolio transactions in the ordinary course of business consistent with past practice and other incurrences of indebtedness not to exceed $10,000,000 in the aggregate.

Note 18 - Commitments and Contingencies - (Continued) Litigation
American National and certain subsidiaries are defendants in various lawsuits concerning alleged breaches of contracts, various employment matters, allegedly deceptive insurance sales and marketing practices, and miscellaneous other causes of action arising in the ordinary course of operations. Certain of these lawsuits include claims for compensatory and punitive damages. We provide accruals for these items to the extent we deem the losses probable and reasonably estimable. After reviewing these matters with legal counsel, based upon information presently available, management is of the opinion that the ultimate resultant liability, if any, would not have a material adverse effect on American National's consolidated financial position, liquidity or results of operations; however, assessing the eventual outcome of litigation necessarily involves forward-looking speculation as to judgments to be made by judges, juries and appellate courts in the future.

Such speculation warrants caution, as the frequency of large damage awards, which bear little or no relation to the economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given lawsuit. These lawsuits are in various stages of development, and future facts and circumstances could result in management changing its conclusions. It is possible that, if the defenses in these lawsuits are not successful, and the judgments are greater than management can anticipate, the resulting liability could have a material impact on our consolidated financial position, liquidity, or results of operations. With respect to the existing litigation, management currently believes that the possibility of a material judgment adverse to American National is remote. Accruals for losses are established whenever they are probable and reasonably estimable. If no one estimate within the range of possible losses is more probable than any other, an accrual is recorded based on the lowest amount of the range.

Note 19 - Related Party Transactions

American National has entered into recurring transactions and agreements with certain related parties. These include mortgage loans, management contracts, agency commission contracts, marketing agreements, health insurance contracts, and legal services. The impact on the consolidated financial statements of significant related party transactions is shown below (in thousands):

Dollar Amount of Transactions Amount due from American National Years ended December 31,  December 31,
Related Party Financial Statement Line Impacted 2021 2020 2019  2021   2020
Gal-Tex Hotel Corporation Mortgage loan on real estate $ $ $ 576 $   $
Gal-Tex Hotel Corporation Net investment income   9
Greer, Herz & Adams, LLP Other operating expenses 13,203 13,451 12,088   (310)   (441)

Mortgage Loans to Gal-Tex Hotel Corporation ("Gal-Tex'): American National held a first mortgage loan which originated in 1999, with an interest rate of7.25% and final maturity date of April 1, 2019 issued to a subsidiary of Gal-Tex, which was collateralized by a hotel property in San Antonio, Texas. This loan has been paid in full. The Moody Foundation owns 34.0% of Gal-Tex and 22.75% of American National, and the Libbie Shearn Moody Trust owns 50.2% of Gal-Tex and 37.0% of American National.

Transactions with Greer, Herz & Adams, LLP: Irwin M. Herz, Jr. is a member of the Board of Directors of American National Group, Inc. and certain of its subsidiaries, and a Partner with Greer, Herz & Adams, LLP, which serves as American National's General Counsel.